Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO THE FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of April 7, 2022

This AMENDMENT NO. 1 TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) among SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the “Operating Partnership” and, together with any Additional Borrowers, the “Borrowers”), each of the other Loan Parties from time to time party hereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CITISECURITIES LIMITED, as special administrative agent for the AUD RC Lenders; with CITIBANK, N.A., CITIZENS BANK, N.A., BOFA SECURITIES, INC., BMO CAPITAL MARKETS CORP., JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS1, FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS BANK, THE HUNTINGTON NATIONAL BANK, TRUIST SECURITIES, INC., U.S. BANK NATIONAL ASSOCIATION, WELLS FARGO BANK, NATIONAL ASSOCIATION and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers, CITIBANK, N.A., CITIZENS BANK, N.A., BOFA SECURITIES, INC., BMO CAPITAL MARKETS CORP., JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS AND FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Joint Bookrunners, BOFA SECURITIES, INC., CITIBANK, N.A. and SUMITOMO MITSUI BANKING CORPORATION, as Co-Sustainability Structuring Agents and BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., BANK OF MONTREAL, CITIZENS BANK, N.A., ROYAL BANK OF CANADA and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as co-syndication agents.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of June 14, 2021 (the “Existing Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended hereby;

WHEREAS, the Parent entered into that certain Limited Payment Guaranty dated as of June 14, 2021 (the “Parent Guaranty”) in favor of the Administrative Agent for the benefit of the Lenders; and

WHEREAS, the Borrowers, the Administrative Agent, the Lenders and the Parent have agreed to (i) amend the Existing Credit Agreement and (ii) amend certain other Loan Documents, in each case on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to Existing Credit Agreement.

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

(a) The Existing Credit Agreement and Exhibits A (Form of Committed RC Loan Notice), B (Form of Swing Line Loan Notice), D (Form of Compliance Certificate), E-1 (Form of Assignment and Assumption), E-2 (Form of Administrative Questionnaire), F-1 (Opinion Matters (Michigan Counsel)), F -2 (Opinion Matters (New York Counsel)), G (Form of Unencumbered Asset Certificate) and H (Form of Subsidiary Guaranty) attached thereto are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the Existing Credit Agreement and such Exhibits attached hereto as Annex A (as so amended, the “Amended Credit Agreement”).

(b) Schedule 1.01(A) of the Existing Credit Agreement is hereby replaced in its entirety with Schedule 1.01(A) attached hereto.

(c) Schedule 1.01(B) of the Existing Credit Agreement is hereby replaced in its entirety with Schedule 1.01(B) attached hereto.

(d) Schedule 1.01(E) of the Existing Credit Agreement is hereby replaced in its entirety with Schedule 1.01(E) attached hereto.

(e) The Existing Credit Agreement is hereby amended by inserting Schedule 2.02(b) attached hereto as a schedule thereto immediately after Schedule 1.01(E) to the Existing Credit Agreement.

(f) Schedule 11.02 of the Existing Credit Agreement is hereby replaced in its entirety with Schedule 11.02 attached hereto.

(g) The Existing Credit Agreement is hereby amended by inserting Exhibit A-2 attached hereto as an exhibit thereto immediately after Exhibit A to the Existing Credit Agreement.

(h) The Existing Credit Agreement is hereby amended by replacing Exhibits C-1 through C-5 with Exhibits C-1 through C-9 attached hereto.

(i) The Existing Credit Agreement is hereby amended by inserting each of Exhibit I attached hereto and Exhibit J attached hereto as an exhibit thereto immediately after Exhibit H to the Existing Credit Agreement.

2. Reallocation of Lender Pro Rata Shares; No Novation.

As of the Amendment Effective Date, without executing any other documentation, all Commitments (whether funded or unfunded) and all Loans currently outstanding under the Existing Credit Agreement shall be reallocated among the Lenders with respect to each Tranche (as defined in the Amended Credit Agreement) as follows:

(a) On the Amendment Effective Date, each Lender that will have a greater Applicable Percentage (under and as defined in the Amended Credit Agreement) of any Tranche upon the Amendment Effective Date (after accounting for any redesignation of such Tranche necessary to accurately reflect the Tranche designations set forth in Schedule 1.01(A) of the Amended Credit Agreement) than its Applicable Percentage (under and as defined in the Existing Credit Agreement) of its Commitments to such Tranche immediately prior to the Amendment Effective Date (each, a “Purchasing Bank”), without executing an Assignment and Assumption, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Applicable Percentage of such Tranche upon the Amendment Effective Date than its Applicable Percentage (under and as defined in the Existing Credit Agreement) of its Commitments (under and as defined in the Existing Credit Agreement) to such Tranche immediately prior to the Amendment Effective Date (each, a “Selling Bank”) in all such Selling Bank’s rights and obligations under the Amended Credit Agreement and the other Loan Documents as a

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Lender with respect to such Tranche (collectively, the “Assigned Rights and Obligations”) so that, after giving effect to such assignments, and after accounting for any new Commitments and any increased Commitments made pursuant to this Amendment, each Lender shall have its respective Commitment as set forth in Schedule 1.01(A) of the Amended Credit Agreement and a corresponding Applicable Percentage of all Loans then outstanding under such Tranche. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the Loans and without recourse, representation or warranty, except that each Selling Bank shall be deemed to represent and warrant to each Purchasing Bank that the Assigned Rights and Obligations of such Selling Bank are not subject to any Liens created by that Selling Bank. For the avoidance of doubt, in no event shall the aggregate amount of each Lender’s Loans outstanding at any time exceed its Commitment set forth in Schedule 1.01(A) of the Amended Credit Agreement.

(b) Each Selling Bank hereby waives any right to request compensation from the Borrowers pursuant to Section 3.05 of the Existing Credit Agreement for any loss, cost or expense incurred by it as a result of the reallocations set forth in this Section 2 in respect of Floating Rate Loans to the extent such reallocations take place on a day other than the last day of the Interest Period for such Floating Rate Loans.

(c) The Administrative Agent shall calculate and notify the applicable Lenders of the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Lender required to make a payment pursuant to this Section 2 shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than (i) in the case of the USD RC Tranche, the Multicurrency RC Tranche and the Term Loan Tranche, 12:00 P.M. (New York time), (ii) in the case of the GBP RC Tranche, 12:00 P.M. (London time) and (iii) in the case of the AUD RC Tranche, 8:00 A.M. (Sydney time); in each case on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amounts to any Lenders entitled to receive payments pursuant to this Section 2 pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Schedule 11.02 of the Amended Credit Agreement or at such other address as such Lender may request in writing to the Administrative Agent.

Nothing in this Amendment shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Existing Credit Agreement or any instruments securing the same, which Obligations shall remain outstanding under this Amendment after the date hereof as “Loans”, except as expressly modified hereby or by instruments executed concurrently with this Amendment.

3. Guaranty. By its signature below, the Parent hereby consents to this Amendment and acknowledges and agrees that it is, and shall remain, liable for all of the “Guaranteed Obligations” as defined in the Parent Guaranty (as amended hereby) from and after the Amendment Effective Date. Except as amended hereby, nothing herein shall alter, modify, or waive any term or condition of the Parent Guaranty, which shall remain in full force and effect and is hereby ratified and confirmed in all respects by the Parent.

4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

(a) the conditions precedent set forth in Section 5.01 (excluding clause 5.01(a)(xiv)) of the Existing Credit Agreement, mutadis mutandis, shall have been satisfied to the same extent as if such conditions precedent were by their terms applicable to the occurrence of the Amendment Effective Date (including, without limitation, by deeming the reference to ‘March 31, 2021’ in each of Sections 5.01(a)(xi) and (xii) to refer instead to ‘December 31, 2021’);

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(b) the Operating Partnership (or any Subsidiary of the Operating Partnership) shall have confirmed to the Administrative Agent in writing that it intends to consummate the Park Holidays Acquisition within two Business Days following the Amendment Effective Date;

(c) the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement and each other Loan Document shall be true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects or in all respects, as applicable, as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in clauses (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Credit Agreement;

(d) no Default exists on the Amendment Effective Date, or will exist immediately after giving effect to the consummation of the Park Holidays Acquisition on the date thereof;

(e) the Administrative Agent shall have received evidence of the termination of that certain Commitment Letter dated as of November 13, 2021 from Citigroup Global Markets Inc. and certain of the Lenders in respect of a proposed £950,000,000 senior unsecured bridge loan; and

(f) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment executed by the Borrowers, the Parent and the Lenders.

Notwithstanding the foregoing, this Amendment and the amendments contained herein shall terminate on May 13, 2022 without any further action by the parties hereto if the Amendment Effective Date shall not have occurred prior to such date.

5. Reference to and Effect on the Existing Credit Agreement, the Parent Guaranty and the Other Loan Documents.

(a) This Amendment is a Loan Document. On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and modified by this Amendment.

(b) On and after the Amendment Effective Date, each reference in the Parent Guaranty to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to the Parent Guaranty, and each reference in the other Loan Documents to “the Guaranty”, “thereunder”, “thereof” or words of like import referring to the Parent Guaranty, shall mean and be a reference to the Parent Guaranty, as amended and modified by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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(d) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement, the Parent Guaranty or any of the other Loan Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Parent Guaranty or any of the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Borrowers or the Guarantors from the Loan Documents.

6. Ratification. The Existing Credit Agreement, the Parent Guaranty and each of the other Loan Documents (each as amended by this Amendment) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement, the Parent Guaranty or any of the other Loan Documents, nor constitute a waiver of any provision of the Existing Credit Agreement, the Parent Guaranty or any of the other Loan Documents.

7. Costs and Expenses. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Existing Credit Agreement.

8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each Lender shall be entitled to rely on any such electronic signature purportedly given by or on behalf of the Borrowers and the Parent without further verification and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by such manually executed counterpart.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Communities, Inc., a Maryland corporation, its general partner

	By:	/s/ Karen J. Dearing
		Name:	Karen J. Dearing
		Title:	Executive Vice President

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GUARANTOR:

SUN COMMUNITIES, INC., a Maryland corporation, its General Partner

By:	/s/ Karen J. Dearing
	Name:	Karen J. Dearing
	Title:	Executive Vice President

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent, a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christopher Albano
	Name:	Christopher Albano
	Title:	Authorized Signatory

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CITISECURITIES LIMITED, as Australian Agent

By:	/s/ Alok Jhingan
	Name:	Alok Jhingan
	Title:	Director

CITISECURITIES LIMITED, as Australian Agent

By:	/s/ Roderick Hill
	Name:	Roderick Hill
	Title:	Managing Director

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LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Cheryl Sneor
	Name:	Cheryl Sneor
	Title:	Vice President

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CITIZENS BANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Nan E. Delahunt
	Name:	Nan E. Delahunt
	Title:	VP

By:
Name:
Title:

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BANK OF MONTREAL,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Lloyd Baron
	Name:	Lloyd Baron
	Title:	Managing Director

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JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Austin Lotito
	Name:	Austin Lotito
	Title:	Executive Director

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ROYAL BANK OF CANADA,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ William Behuniak
	Name:	William Behuniak
	Title:	Authorized Signatory

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Glandt
	Name:	Michael Glandt
	Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK,
successor by merger to TCF National Bank, as a Lender

By:	/s/ Erin L. Mahon
	Name:	Erin L. Mahon
	Title:	Assistant Vice President

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REGIONS BANK, as a Lender

By:	/s/ Nicholas Frerman
	Name:	Nicholas Frerman
	Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Gail Motonaga
	Name:	Gail Motonaga
	Title:	Executive Director

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TRUIST BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
	Name:	C. Vincent Hughes, Jr.
	Title:	Director

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Curt M. Steiner
	Name:	Curt M. Steiner
	Title:	Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel S. Dyer
	Name:	Daniel S. Dyer
	Title:	Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Sacha Boxill
	Name:	Sacha Boxill
	Title:	Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Drouillard
	Name:	David C. Drouillard
	Title:	SVP

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FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Joseph Scavone
Name: Joseph Scavone
Title: First Vice President

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WASHINGTON FEDERAL BANK, as a Lender

By:	/s/ M. Brad Rejebian
	Name:	M. Brad Rejebian
	Title:	SR. Vice President

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
	Name:	Mitchell Vega
	Title:	Senior Vice President

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SYNOVUS BANK, as a Lender

By:	/s/ Robert Haley
Name: Robert Haley
Title: Corporate Banking Officer

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CADENCE BANK, as a Lender

By:	/s/ Donald G. Preston
Name: Donald G. Preston
Title: Senior Vice President

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FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Ching Fang Liao
Name: Ching Fang Liao
Title: Vice President & General Manager

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CITIBANK, N.A., SYDNEY BRANCH, as a Lender

By:	/s/ Stella Choe
	Name:	Stella Choe
	Title:	Managing Director

CITIBANK, N.A., SYDNEY BRANCH, as a Lender

By:	/s/ Roderick Hill
	Name:	Roderick Hill
	Title:	Managing Director

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LAND BANK OF TAIWAN, NY BRANCH, as a Lender

By:	/s/ Kuang Wei Chang
	Name:	Kuang Wei Chang
	Title:	General Manager

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ANNEXA

AMENDED LOAN AGREEMENT

[See attached]

Annex A

CONFORMED COPY REFLECTING

AMENDMENT NO. 1 DATED AS OF APRIL 7, 2022

~~EXECUTION VERSION~~

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 14, 2021

As amended by AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

dated as of April 7, 2022

among

SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP,

~~as the Borrower,~~and

The Additional Borrowers Party Hereto,

as Borrowers,

CITIBANK, N.A.,

as Administrative Agent,

CITISECURITIES LIMITED,

as Australian Agent,

and

The Swing Line Lenders, L/C Issuers and Other Lenders Party Hereto

CITIBANK, N.A., CITIZENS BANK, N.A., BOFA SECURITIES, INC.,

BMO CAPITAL MARKETS CORP., JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS*, FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS BANK, ~~ROYAL BANK OF CANADA,~~THE HUNTINGTON NATIONAL BANK, TRUIST ~~BANK~~SECURITIES, INC., U.S. BANK NATIONAL ASSOCIATION,~~and~~ WELLS FARGO BANK, NATIONAL ASSOCIATION, and SUMITOMO MITSUI BANKING CORPORATION,

as

Joint Lead Arrangers,

and

CITIBANK, N.A.,

CITIZENS BANK, N.A.,

BOFA SECURITIES, INC.,

BMO CAPITAL MARKETS CORP.,

~~and~~

JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS and FIFTH THIRD BANK,

NATIONAL ASSOCIATION,

as

Joint Bookrunners

with

BOFA SECURITIES, INC., CITIBANK, N.A. and

SUMITOMO MITSUI BANKING CORPORATION,

*	RBC Capital Markets is the global brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

as Co-Sustainability Structuring Agents,

and

BANK OF AMERICA, N.A.,

JPMORGAN CHASE BANK, N.A., BANK OF MONTREAL, CITIZENS BANK, N.A., ROYAL

BANK OF CANADA and FIFTH THIRD BANK, NATIONAL ASSOCIATION,

~~and~~

~~CITIZENS BANK, N.A.,~~

~~as~~

as Co-Syndication Agents

TABLE OF CONTENTS

Section		Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

1.01	Defined Terms	1
1.02	Other Interpretive Provisions	~~41~~56
1.03	Accounting Terms	~~41~~57
1.04	Rounding	~~42~~57
1.05	Times of Day	~~42~~57
1.06	Letter of Credit Amounts	~~42~~57
1.07	Divisions	~~42~~57

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS

2.01	Committed RC Loans; Term Loans	~~42~~57
2.02	Borrowings, Conversions and Continuations of Committed RC Loans	~~43~~59
2.03	[Intentionally Omitted.]	~~46~~62
2.04	Letters of Credit	~~46~~62
2.05	Swing Line Loans	~~54~~71
2.06	Prepayments	~~56~~74
2.07	Termination or Reduction of Commitments	~~57~~75
2.08	Repayment of Loans; Mandatory Conversions	~~58~~76
2.09	Interest	~~58~~76
2.10	Fees	~~59~~77
2.11	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	~~60~~78
2.12	Evidence of Debt	~~60~~79
2.13	Payments Generally; ~~Administrative Agent’s~~Agents’ Clawback	~~61~~79
2.14	Sharing of Payments by Lenders	~~62~~81
2.15	Extension of ~~RCF-A~~RCF Maturity Date	~~63~~82
2.16	Increase in Commitments	~~64~~83
2.17	Cash Collateral	~~67~~86
2.18	Defaulting Lenders	~~68~~87
2.19	Reallocation of Lender Pro Rata Shares; No Novation	~~70~~89
2.20	~~Supplemental Tranches~~Sustainability Adjustments	~~71~~90

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

3.01	Taxes	~~72~~92
3.02	Illegality	~~75~~96
3.03	Inability to Determine Rates	~~76~~98
3.04	Increased Costs; Reserves on Eurocurrency Rate ~~Committed RC~~ Loans	~~78~~103
3.05	Compensation for Losses	~~79~~105
3.06	Mitigation Obligations; Replacement of Lenders	~~80~~106
3.07	Survival	~~81~~106

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ARTICLE IV.    RESERVED

ARTICLE V. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

5.01	Conditions of Initial Credit Extension	~~81~~107
5.02	Conditions to all Credit Extensions	~~83~~109

ARTICLE VI. REPRESENTATIONS AND WARRANTIES

6.01	Existence, Qualification and Power	~~83~~109
6.02	Authorization; No Contravention	~~84~~109
6.03	Governmental Authorization; Other Consents	~~84~~110
6.04	Binding Effect	~~84~~110
6.05	Financial Statements; No Material Adverse Effect	~~84~~110
6.06	Litigation	~~85~~110
6.07	No Default	~~85~~110
6.08	Ownership of Property	~~85~~111
6.09	Environmental Compliance	~~85~~111
6.10	Insurance	~~85~~111
6.11	Taxes	~~85~~111
6.12	ERISA Compliance	~~85~~111
6.13	Subsidiaries; Equity Interests	~~86~~112
6.14	Margin Regulations; Investment Company Act	~~86~~112
6.15	Disclosure	~~86~~112
6.16	Compliance with Laws; Sanctions	~~87~~112
6.17	Solvency	~~87~~113
6.18	REIT Status; New York Stock Exchange Listing	~~87~~113
6.19	Affected Financial Institution	~~87~~113
6.20	Receivables Financing Transactions	~~87~~113
6.21	Parent Indebtedness	~~87~~113

ARTICLE VII. AFFIRMATIVE COVENANTS

7.01	Financial Statements	~~88~~113
7.02	Certificates; Other Information	~~88~~114
7.03	Notices	~~90~~116
7.04	Payment of Obligations	~~91~~117
7.05	Preservation of Existence, Etc.	~~91~~117
7.06	Maintenance of Properties	~~91~~117
7.07	Maintenance of Insurance	~~91~~117
7.08	Compliance with Laws	~~91~~117
7.09	Books and Records	~~92~~117
7.10	Inspection Rights	~~92~~117
7.11	Use of Proceeds	~~92~~118
7.12	Safe Harbor	~~92~~118
7.13	~~Reserved~~ Additional Borrowers	~~92~~118
7.14	Additional Guarantors	~~92~~119
7.15	Reserved	~~93~~120
7.16	REIT Status; New York Stock Exchange Listing	~~93~~120
7.17	Reserved	~~93~~120
7.18	OFAC	~~93~~120
7.19	Post-Closing Agreements	~~93~~120

ARTICLE VIII. NEGATIVE COVENANTS

8.01	Reserved	~~93~~120
8.02	Parent as Holding Company	~~93~~120
8.03	Fundamental Changes	~~94~~121
8.04	Reserved	~~94~~121
8.05	Restricted Payments	~~94~~121
8.06	Change in Nature of Business	~~94~~122
8.07	Transactions with Affiliates	~~95~~122
8.08	Burdensome Agreements	~~95~~122
8.09	Use of Proceeds	~~95~~122
8.10	~~Minimum Unencumbered Assets~~Reserved	~~95~~122
8.11	Reserved	~~95~~122
8.12	Accounting Changes	~~95~~122
8.13	Financial Covenants	~~95~~122

8.14	OFAC	~~96~~123
8.15	Receivables Financing Transactions	~~96~~123

ARTICLE IX. EVENTS OF DEFAULT AND REMEDIES

9.01	Events of Default	~~96~~123
9.02	Remedies Upon Event of Default	~~98~~125
9.03	Application of Funds	~~98~~125

ARTICLE X. ~~ADMINISTRATIVE AGENT~~AGENTS

10.01	Appointment and Authority	~~99~~126
10.02	Rights as a Lender	~~99~~127
10.03	Exculpatory Provisions	~~100~~127
10.04	Reliance by ~~Administrative Agent~~Agents	~~100~~128
10.05	Delegation of Duties; Assignment	~~101~~128
10.06	Resignation of ~~Administrative~~ Agent	~~101~~128
10.07	Non-Reliance on ~~Administrative Agent and~~Agents, Other Lenders or Co-Sustainability Structuring Agents	~~102~~129
10.08	No Other Duties, Etc.	~~102~~130
10.09	Administrative Agent May File Proofs of Claim	~~102~~130
10.10	Collateral and Guaranty Matters	~~103~~130
10.11	Relationship of ~~Administrative Agent~~Agents and Lenders	~~103~~131
10.12	Certain ERISA Matters	~~104~~131
10.13	Payments in Error	~~104~~132
10.14	Sustainability	~~106~~134

ARTICLE XI. MISCELLANEOUS

11.01	Amendments, Etc.	~~107~~134
11.02	Notices; Effectiveness; Electronic Communication	~~109~~136
11.03	No Waiver; Cumulative Remedies; Enforcement	~~111~~138
11.04	Expenses; Indemnity; Damage Waiver	~~111~~139
11.05	Payments Set Aside	~~113~~141
11.06	Successors and Assigns	~~114~~141
11.07	Treatment of Certain Information; Confidentiality	~~119~~146
11.08	Right of Setoff	~~119~~147
11.09	Interest Rate Limitation	~~120~~148
11.10	Counterparts; Integration; Effectiveness	~~120~~148
11.11	Survival of Representations and Warranties	~~120~~148
11.12	Severability	~~121~~148
11.13	Replacement of Lenders	~~121~~149
11.14	Governing Law; Jurisdiction; Etc.	~~122~~150
11.15	WAIVER OF JURY TRIAL	~~123~~151
11.16	No Advisory or Fiduciary Responsibility	~~123~~151
11.17	Electronic Execution of Assignments and Certain Other Documents	~~124~~152
11.18	USA Patriot Act; Beneficial Ownership	~~124~~152
11.19	ENTIRE AGREEMENT	~~124~~152
11.20	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~124~~152
11.21	Judgment Currency	~~125~~153
11.22	Acknowledgement Regarding Any Supported QFCs	~~125~~153
11.23	Parent Liability	~~126~~154
11.24	Removal of Borrowers	154

SIGNATURES		S-1

SCHEDULES
1.01(A)	Commitments and Applicable Percentages
1.01(B)	Existing Letters of Credit
1.01(C)	Guarantors
1.01(D)	Initial List of Competitors
1.01(E)	~~Rollover Borrowings~~Qualifying Ground Leases
2.02	AUD RC Tranche Borrowings
4.01	Unencumbered Assets
6.13	Subsidiaries; Equity Interests
11.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

A-1	Form of Committed RC Loan Notice
A-2	Form of Term Loan Notice
B	Form of Swing Line Loan Notice
C-1	Form of Note (Multicurrency Committed RC Loans – US Dollars)
C-2	Form of Note (Multicurrency Committed RC Loans – Australian Dollars)
C-3	Form of Note (Multicurrency Committed RC Loans – Euro)
C-4	Form of Note (~~USD-A~~Multicurrency Committed RC Loans – Sterling)
C-5	Form of Note (~~USD-B~~Multicurrency Committed RC Loans – Canadian Dollars)
C-6	Form of Note (AUD Committed RC Loans)
C-7	Form of Note (GBP Committed RC Loans)
C-8	Form of Note (Term Loan Tranche)
C-9	Form of Note (USD Committed RC Loans)
D	Form of Compliance Certificate
E-1	Form of Assignment and Assumption
E-2	Form of Administrative Questionnaire
F-1	Opinion Matters (Michigan Counsel)
F-2	Opinion Matters (New York Counsel)
G	Form of Unencumbered Asset Certificate
H	Form of Subsidiary Guaranty
I	Form of Borrower Accession Agreement
J	Form of Pricing Certificate

v

~~EXECUTION VERSION~~

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT ~~(this “Agreement ”)~~ is entered into as of June 14, 2021 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of April 7, 2022 and as it may be further amended, modified, renewed, restated, replaced or extended pursuant to the terms hereof, this “Agreement ”) among SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the “~~Borrower~~Operating Partnership” and, together with any Additional Borrowers (as defined below), the “Borrowers”), each of the other Loan Parties from time to time party hereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CITISECURITIES LIMITED, as special administrative agent for the AUD RC Lenders; with CITIBANK, N.A., CITIZENS BANK, N.A., BOFA SECURITIES, INC., BMO CAPITAL MARKETS CORP., JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS, FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS BANK~~, ROYAL BANK OF CANADA~~, THE HUNTINGTON NATIONAL BANK, TRUIST ~~BANK~~SECURITIES, INC., U.S. BANK NATIONAL ASSOCIATION, ~~and~~ WELLS FARGO BANK, NATIONAL ASSOCIATION, and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers, CITIBANK, N.A., CITIZENS BANK, N.A., BOFA SECURITIES, INC., BMO CAPITAL MARKETS CORP. ~~AND~~, JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Joint Bookrunners, BOFA SECURITIES, INC., CITIBANK, N.A. and SUMITOMO MITSUI BANKING CORPORATION, as Co-Sustainability Structuring Agents, and BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., BANK OF MONTREAL ~~and~~, CITIZENS BANK, N.A., ~~as co-syndication agents~~ROYAL BANK OF CANADA and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents.

~~WITNESSETH THAT:~~

~~(1) Pursuant to the Existing Credit Agreement (as defined below), the lenders party thereto agreed to extend certain commitments to make certain credit facilities available to the Borrower; and~~

~~(2) The Borrower, the Guarantors, the Administrative Agent, and the lenders party to the Existing Credit Agreement desire to amend and restate the Existing Credit Agreement to make certain amendments thereto.~~

~~NOW, THEREFORE, in consideration of the recitals set forth above, which by this reference are incorporated into this Agreement set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and subject to the terms and conditions hereof and on the basis of the representations and warranties herein set forth, the parties hereto hereby agree to amend and restate the Existing Credit Agreement to read in its entirety as follows:~~

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of September 29, 2020, by and among the ~~Borrower~~Operating Partnership, Safe Harbor Marinas, LLC, Sun Communities, Inc., Sun SH LLC, the seller representative identified therein, and Safe Harbor Marinas II, LLC.

“ Additional Borrower” means any Person that becomes a Borrower pursuant to Section 7.13.

“ Additional Guarantor” has the meaning specified in Section 7.14.

“Adjusted EBITDA” means EBITDA for the Consolidated Group for the most recently ended period of four fiscal quarters minus the aggregate Annual Capital Expenditure Adjustment.

“Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable currency for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the Eurocurrency Rate for such currency for such Interest Period divided by (b) one minus the Eurocurrency Reserve Percentage.

“Adjusted Daily SOFR” means with respect to any Daily RFR Business Day and a US Loan (a) having a tenor of one month, a rate per annum equal to the sum of (i) SOFR for such Daily RFR Business Day plus (ii) 0.10% (10 basis points), (b) having a tenor of three months, a rate per annum equal to the sum of (i) SOFR for such Daily RFR Business Day plus (ii) 0.15% (15 basis points) and (c) having a tenor of six months, a rate per annum equal to the sum of (i) SOFR for such Daily RFR Business Day plus (ii) (0.25% (25 basis points); provided, however, that in no event shall Adjusted Daily SOFR be less than the Floor.

“ Adjusted Daily SONIA” means with respect to any Daily RFR Business Day and a Sterling Loan (a) having a tenor of one month, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.0326% (3.26 basis points), (b) having a tenor of three months, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.1193% (11.93 basis points) and (c) having a tenor of six months, a rate per annum equal to the sum of (i) SONIA for such Daily RFR Business Day plus (ii) 0.2766% (27.66 basis points); provided, however, that in no event shall Adjusted Daily SONIA be less than the Floor.

“ Adjusted Term SOFR” means, with respect to any Borrowing consisting of Term SOFR Loans for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b)(i) if the Interest Period is one (1) month, 0.10%, (ii) if the Interest Period is three (3) months, 0.15%, and (iii) if the Interest Period is six (6) months, 0.25%; provided, however, that in no event shall Adjusted Term SOFR be less than the Floor.

“Administrative Agent” means Citibank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the ~~Borrower~~Borrowers and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents ” means the Administrative Agent and the Australian Agent.

“Agent’s Spot Rate of Exchange” means, in relation to any amount denominated in any currency, and unless expressly provided otherwise, (a) the rate as determined by OANDA Corporation and made available on its website at www.oanda.com/currency/converter/ or (b) if customary in the ~~relevant interbank market~~Relevant Interbank Market, the bid rate that appears on the Reuters (Page AFX= or Screen ECB37, as applicable) screen page for cross currency rates, in each case with respect to such currency on the applicable date specified herein, provided that if such service or screen page ceases to be available, the Administrative Agent shall use such other service or page quoting cross currency rates as the Administrative Agent determines in its reasonable discretion.

“Aggregate Commitments” means the Commitments of all the Lenders, including all funded Commitments in respect of any ~~Incremental Term Loan Facility~~Tranche.

“Agreement” means this Fourth Amended and Restated Credit Agreement, as amended from time to time.

“ Amendment No. 1 Effective Date” means April 7, 2022.

“Annual Capital Expenditure Adjustment” means for each (a) Marina Asset, the greater of (i) actual capital expenditures with respect to such Property for the four fiscal quarters most recently ended or (ii) 3.00% of total rental revenue from boat slips (wet and dry) and storage of Safe Harbor and its Subsidiaries for the four fiscal quarters most recently ended and (b) other Property, US$50 per Site.

“Annual Period” means each period beginning on January 1st and ending on December 31st (inclusive) during the term of this Agreement.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the ~~Borrower~~Borrowers, the Parent or their Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering including, without limitation, the United Kingdom Bribery Act of 2010 and the United States Foreign Corrupt Practices Act of 1977, as amended.

“ Applicable Agent” means (a) the Administrative Agent in the case of the GBP RC Tranche, the Multicurrency RC Tranche, the USD RC Tranche and the Term Loan Tranche and (b) the Australian Agent in the case of the AUD RC Tranche.

“Applicable Lender” has the meaning set forth in Section 2.04(b)(ii).

“Applicable Percentage” means with respect to any Lender at any time, the percentage ~~(carried out to the ninth decimal place)~~ of the aggregate Commitments represented by such Lender’s Commitment to a Tranche at such time (as the context requires), subject to adjustment as provided in Section 2.18. For the purposes of the definition of “Fronting Exposure” and Sections 2.01(a), 2.04, 2.05, 2.06(a), 2.10, 2.16(f), 2.18(b) and 2.19, “Applicable Percentage” shall mean with respect to any Lender at any time, the percentage ~~(carried out to the ninth decimal place)~~ of the aggregate Commitments in respect of ~~USD-A~~AUD Committed RC Loans, GBP Committed RC Loans, USD Committed RC Loans or Multicurrency Committed RC Loans, as applicable, represented by such Lender’s Commitment in respect of ~~USD-A Committed RC Loans~~the applicable Tranche at such time, subject to adjustment as provided in ~~Section 2.18~~this Agreement. For the purposes of Sections 2.01(b) and 2.06(a), “Applicable Percentage” shall mean with respect to any Lender at any time, the percentage of the aggregate Commitments in respect of Term Loans represented by such Lender’s Commitment in respect of the applicable Tranche at such time, subject to adjustment as provided in this Agreement. If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. ~~The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.01(A) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.~~

“Applicable Rate” means, subject to the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment in accordance with the last paragraph of this definition (provided, however, that the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment shall apply only at such times as the Ratings Grid is in effect), the following percentages per annum, determined, as per the pricing grid below (the “Ratings Grid”), on the basis of the Debt Rating of the ~~Borrower or the Parent, as applicable,~~Operating Partnership as set forth in the Ratings Grid, notwithstanding any failure of the ~~Borrower or the Parent, as applicable,~~Operating Partnership to maintain an Investment Grade Rating:

Level	Debt Rating	Applicable Rate for ~~Eurocurrency~~Floating Rate ~~Committed~~ RC Loans/~~Australian Dollar~~Daily RFR Rate RC Loans/Letter of Credit Fees	Applicable Rate for Base Rate Loans	Applicable Rate for ~~Eurocurrency Rate Incremental~~ Term Loans	Facility Fee (bps)
I	≥ A-/A3	0.725%	0.000%	0.800%	12.5
II	BBB+/Baa1	0.775%	0.000%	0.850%	15.0
III	BBB/Baa2	0.850%	0.000%	0.950%	20.0
IV	BBB-/Baa3	1.050%	0.050%	1.200%	25.0
V	< BB+/Ba1 or not rated	1.400%	0.400%	1.600%	30.0

At any time that the Ratings Grid is in effect, the Applicable Rate for any Interest Period for all Loans comprising part of the same Borrowing shall be determined by reference to the Debt Rating in effect on the first day of such Interest Period; provided, however, that (a) the Applicable Rate shall initially be at Pricing Level III on the ~~Closing~~Amendment No. 1 Effective Date, (b) no change in the Applicable Rate resulting from the Debt Rating shall be effective until three Business Days after the earlier to occur of (i) the date on which the Administrative Agent receives the certificate described in Section 7.02(h) and (ii) the Administrative Agent’s actual knowledge of an applicable change in the Debt Rating.

Notwithstanding the foregoing, following the Closing Date, the ~~Borrower~~Operating Partnership may make a one-time written election (setting forth the date such election shall be effective) to exclusively use the leverage-based pricing grid set forth below (the “Leverage Grid”), on the basis of the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

Level	Leverage Ratio	Applicable Rate for ~~Eurocurrency~~Floating Rate ~~Committed~~ RC Loans/~~Australian Dollar~~Daily RFR Rate RC Loans/Letter of Credit Fees	Applicable Rate for Base Rate Loans	Applicable Rate for ~~Eurocurrency Rate Incremental~~  Term Loans
1	< 30%	1.175%	0.175%	1.175%
2	≥ 30% but < 35%	1.200%	0.200%	1.200%
3	≥ 35% but < 40%	1.250%	0.250%	1.200%
4	≥ 40% but < 45%	1.350%	0.350%	1.250%
5	≥ 45% but < 50%	1.450%	0.450%	1.400%
6	≥ 50% but < 55%	1.600%	0.600%	1.550%
7	≥ 55% but < 60%	1.800%	0.800%	1.700%
8	≥ 60%	2.100%	1.100%	2.050%

At any time that the Leverage Grid is in effect, any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section and such failure continues for five (5) days, then, upon the request of the Required Lenders, the highest level of the Leverage Grid shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

Following such election to use the Leverage Grid, the ~~Borrower~~Operating Partnership may make a one-time, irrevocable written election (setting forth the date such election shall be effective) to revert exclusively to the Ratings Grid.

It is understood and agreed that (only at such times that the Ratings Grid is in effect) the Applicable Rate with respect to Loans and the Facility Fee shall be adjusted from time to time based upon the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment, as applicable (in each case, to be calculated and applied as set forth in Section 2.20); provided, however, that in no event shall the Applicable Rate with respect to any Loans be less than zero percent per annum (0.00%).

~~Unless otherwise agreed pursuant to Sections 2.16 or 11.01, the interest rates per annum applicable to any Incremental Term Loan Facility will also be determined based on the pricing grids set forth above.~~

~~Notwithstanding the foregoing, if at the end of any fiscal year (commencing with the fiscal year ending December 31, 2021) the Borrower’s Sustainability Rating for such fiscal year is more favorable than its Sustainability Rating for the immediately preceding fiscal year (the “Sustainability Metric”), in each case as certified by the Borrower to the Administrative Agent with supporting information as reasonably required by the Administrative Agent, the Applicable Rate shall decrease by one basis point (but not to below zero percent (0%) per annum) from the Applicable Rate that would otherwise be applicable; provided that on each annual anniversary of such change to the Applicable Rate, the Applicable Rate shall revert to the original grid set forth above unless and until the Sustainability Metric for the preceding year has been satisfied.~~

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means, individually and collectively, as the context may require, Citibank, N.A., in its capacity as a joint lead arranger and a joint bookrunner, Citizens Bank, N.A., in its capacity as a joint lead arranger and a joint bookrunner, BofA Securities, Inc., in its capacity as a joint lead arranger and joint bookrunner, BMO Capital Markets, in its capacity as a joint lead arranger and a joint bookrunner, ~~and~~ JPMorgan Chase Bank, N.A., in its capacity as a joint lead arranger and a joint bookrunner, RBC Capital Markets, in its capacity as a joint lead arranger and a joint bookrunner and Fifth Third Bank, National Association, in its capacity as a joint lead arranger and a joint bookrunner.

“Arranger Commitment Letter” means the letter agreement, dated as of May 24, 2021, among the ~~Borrower~~Operating Partnership, the Administrative Agent and certain of the Arrangers.

“Assigned Rights and Obligations” has the meaning specified in Section 2.19(a).

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted (such acceptance not to be unreasonably withheld) by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“ AUD Committed RC Loan” has the meaning specified in Section 2.01(a)(i).

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2020, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent and its Subsidiaries, including the notes thereto.

“ AUD RC Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule 1.01(A) hereto under the caption “AUD RC Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Lender’s “AUD RC Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16.

“AUD RC Lender” means any Person that is a Lender hereunder in respect of the AUD RC Tranche in its capacity as a Lender in respect of such Tranche.

“ AUD RC Tranche” means, at any time, the aggregate amount of the Lenders’ AUD RC Commitments at such time.

“ Australia Borrowers” means the Operating Partnership and each Additional Borrower (if any) that is designated as a Borrower with respect to the AUD RC Tranche.

“ Australian Agent” means Citisecurities Limited, in its capacity as a special administrative agent for the AUD RC Lenders, or any Person serving as its successor agent.

“ Australian Administrative Agent’s Office” means the Australian Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Australian Agent may from time to time notify to the Borrowers and the Lenders.

“Australian Dollars” and the “A$” sign each means lawful currency of the Commonwealth of Australia.

“Australian Dollar ~~RC~~ Loan” means a ~~Multicurrency Committed RC~~ Loan denominated in Australian Dollars.

“Availability Period” means, with respect to the AUD RC Tranche, the GBP RC Tranche, the Multicurrency RC Tranche and the USD RC Tranche, the period from and including the ~~Closing~~Amendment No. 1 Effective Date to the earliest of (~~a) with respect to the Multicurrency Committed RC Loan Tranche and the USD-A RC Tranche, the RCF-A~~i) the RCF Maturity Date~~,~~ (~~b~~ii) ~~with respect to the USD-B RC Tranche, the RCF-B Maturity Date, (c)~~ the date of termination of the Aggregate Commitments pursuant to Section 2.07, and (~~d~~iii) the date of termination of the commitment of each Lender to make Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“ Bank Guarantees” means bank guarantees, bank bonds or comparable instruments issued or to be issued pursuant to any Letter of Credit Facility by an L/C Issuer or Affiliate thereof in form and substance satisfactory to the issuer thereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy~~,~~”, as now and hereafter in effect, or any successor statute.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) 1⁄2 of 1% per annum above the Federal Funds Rate, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank in New York, New York, as Citibank’s base rate, and (c) ~~the~~ Adjusted ~~Eurocurrency Rate for US Dollars~~Term SOFR for a one-month term in effect on such day plus 1.00% (taking into account any ~~Eurocurrency Rate~~ floor set forth in the definition of ~~Eurocurrency Rate) plus 1.00%~~Adjusted Term SOFR). Any change in the Base Rate due to a change in Citibank’s base rate, the Federal Funds Rate or ~~the~~ Adjusted ~~Eurocurrency Rate~~Term SOFR, as applicable, shall be effective from and including the effective date of such change in Citibank’s rate, the Federal Funds Rate or ~~the~~ Adjusted ~~Eurocurrency Rate~~Term SOFR, respectively. Notwithstanding the foregoing, if the Base Rate as provided above shall ever be less than the Floor, then, the Base Rate shall be deemed to be the Floor for the purposes of this Agreement.

“Base Rate ~~Committed RC~~ Loan” means a ~~USD-A Committed RC~~ Loan denominated in US Dollars that ~~is a~~bears interest based on the Base Rate ~~Loan or a USD-B Committed RC Loan that is a Base Rate Loan~~.

“ Base Rate Term SOFR Determination Date” has the meaning specified in the definition of Term SOFR.

“~~Base Rate~~BBSY Loan” means a Loan denominated in ~~US~~Australian Dollars that bears interest based on the ~~Base~~BBSY Rate.

“BBSY Rate” means, with respect to any Australian Dollar ~~RC~~ Loan for any Interest Period, on any date, the rate per cent per annum quoted as the average bid rate displayed on the Thompson Reuters Monitoring System BBSY page at or about ~~10:30 a.m~~10:30 A.M., Sydney time, on the first day of such Interest Period for a term having a tenor closest to such Interest Period. If such rate is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Australian Dollar Loan, then the rate shall be the Interpolated Screen Rate, and if such rate is not available for other Interest Periods for any reason, the “BBSY Rate” will be the rate determined by the ~~Administrative~~Australian Agent in good faith and notified to the ~~Borrower~~Operating Partnership on or prior to the close of business of the first day of such Interest Period to be the arithmetic mean (rounded upwards to four decimal places and expressed as a percentage rate per annum) of the buying rates (for bills of exchange accepted by leading Australian banks) which have a tenor closest to such Interest Period quoted by three BBSY Reference Banks at or about such time on such date~~; provided, however, that if any such rate is negative,~~. In no event shall the ~~“~~BBSY Rate~~” will be deemed to be zero percent (0%) per annum~~ be less than the Floor.

“BBSY Reference Banks” means each of the Commonwealth Bank of Australia, Westpac Banking Corporation, the Australia and New Zealand Banking Group Limited and the National Australia Bank Limited.

“ Benchmark” means, initially, (a) with respect to amounts denominated in US Dollars, SOFR or the Base Rate, as applicable, (b) with respect to amounts denominated in Sterling, SONIA, (c) with respect to amounts denominated in EURO, the EURIBOR Rate, (d) with respect to amounts denominated in Australian Dollars, the BBSY Rate and (e) with respect to amounts denominated in Canadian Dollars, CDOR; provided, however, that if a replacement of an initial or subsequent Benchmark has occurred pursuant to Section 3.03(f), then “Benchmark ” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark ” shall include, as applicable, the published component used in the calculation thereof.

“ Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any currency:

(a) in the case of clause (a) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (b)  of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (b) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“BHC Act Affiliate” has the meaning specified in Section 11.22(b).

“ Borrower Accession Agreement” means the Borrower Accession Agreement, between the Administrative Agent and an Additional Borrower relating to such Additional Borrower which is to become a Borrower hereunder at any time on or after the Amendment No. 1 Effective Date, the form of which is attached hereto as Exhibit I.

“~~Borrower~~Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 7.02.

“Borrowing” means a Committed RC Borrowing, a Term Loan Borrowing or a Swing Line Borrowing, as the context may require.

“ Borrowing Minimum” means (a) US$500,000 in the case of US Dollar Loans other than Base Rate Loans, (b) £500,000 in the case of Sterling Loans, (c) €500,000 in the case of Euro Loans, (d) CND$500,000 in the case of Canadian Dollar Loans, (e) A$500,000 in the case of Australian Dollar Loans and (f) US$100,000 (subject to Sections 2.04(c) and 2.05(c)) in the case of Base Rate Loans.

“ Borrowing Multiple” means (a) US$100,000 (subject to Section 2.04(c) and 2.05(c)) in the case of US Dollar Loans (including Base Rate Loans), (b) £100,000 in the case of Sterling Loans, (c) €100,000 in the case of Euro Loans, (d) CND$100,000 in the case of Canadian Dollar Loans and (e) A$100,000 in the case of Australian Dollar Loans.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, (i) if such day relates to any Eurocurrency Rate ~~Committed RC~~Loan or any Loan denominated in ~~US Dollars or Euro~~Sterling, means any such day that is also a Eurocurrency Banking Day and (ii) if such day relates to any Australian Dollar ~~RC~~ Loan, any such day on which dealings are carried on in the Australian interbank market and banks are open for business in Hong Kong, Sydney and Melbourne.

“ Canadian Dollar Loan” means a Loan denominated in Canadian Dollars.

“Canadian Dollars” and the “CDN$” sign each means lawful currency of Canada.

“Capitalization Rate” means (a) six and sixty-five hundredths of one percent (6.65%) in the case of the Marina Assets, ~~and~~ (b) eight percent (8.00%) in the case of all Real Property and rental units located in the United Kingdom and (c) five and one-half percent (5.5%) in the case of all other Real Property and rental units.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, any L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances (each in US Dollars) or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support (in US Dollars), in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the applicable L/C Issuer or Swing Line Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following, to the extent owned by the applicable Loan Party or any of its Subsidiaries free and clear of all Liens (other than Liens, if any, created under the Loan Documents) and having a maturity of not greater than 90 days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least US$1,000,000,000 or (c) commercial paper in an aggregate amount of not more than US$50,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P.

“CDOR ” means, with respect to any Loan in Canadian Dollars, the average rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1% per annum, if such average is not such a multiple) applicable to bankers’ acceptances for a term equivalent to the Interest Period of such Loan appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) as of 10:15 A.M. (Toronto time), on the first day of such Interest Period, or if such date is not a Business Day, then on the immediately preceding Business Day or, if for any reason such rate does not appear on the Reuters Screen CDOR Page as contemplated, then CDOR on any date shall be calculated as the rate of interest reasonably determined by the Administrative Agent as the rate quoted as of 10:15 A.M. (Toronto time) on such day to leading banks on the basis of the discount amount at which such banks are then offering to purchase Canadian Dollar denominated bankers’ acceptances that have a comparable aggregate face amount to the principal amount of such Loan in Canadian Dollars and the same term to maturity as the term of the Interest Period for such Loan in Canadian Dollars, or if such date is not a Business Day, then on the immediately preceding Business Day; provided that if CDOR is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Canadian Dollar Loan, then the rate shall be the Interpolated Screen Rate. In no event shall CDOR be less than the Floor.

“ CDOR Loan” shall mean a Loan denominated in Canadian Dollars that bears interest based on CDOR.

“ Central Bank Rate” means (a) with respect to Loans denominated in Sterling, the Bank of England’s Bank Rate as published by the Bank of England from time to time, (b) with respect to Loans denominated in Euro, (i) the applicable Central Bank Rate Adjustment plus, as selected by the Administrative Agent, (ii)(x) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (y) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (z) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (c) with respect to Loans denominated in any other currency, (i) the applicable Central Bank Rate Adjustment plus (ii) a central bank rate as determined by the Applicable Agent in its reasonable discretion; provided, however, that in no event shall the Central Bank Rate be less than the Floor for any Loan.

“ Central Bank Rate Adjustment” means, (a) in relation to the applicable Central Bank Rate prevailing at close of business on any Daily RFR Business Day with respect to Loans denominated in Sterling, the twenty percent (20%) trimmed arithmetic mean (calculated by the Administrative Agent) of the applicable Central Bank Rate Spreads for the five most immediately preceding Daily RFR Business Days for which the Daily RFR Rate is available and (b) in relation to Loans denominated in any other currency, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Applicable Agent giving due consideration to (i) the historical difference between the Benchmark which, as of the date of determination, is unavailable due to a Market Disruption Event or is subject to the circumstances described in Section 3.03(a), and the Central Bank Rate for the applicable currency over the prior twelve month period and/or (ii) any evolving or then-prevailing market convention for determining such spread adjustment, or method for calculating or determining such spread adjustment for syndicated credit facilities denominated in the applicable currency at such time.

“ Central Bank Rate Spread” means, in relation to any Daily RFR Business Day and the Daily RFR Rate, the difference (expressed as a percentage rate per annum) calculated by the Administrative Agent of (a) the Daily RFR Rate for that Daily RFR Business Day and (b) the Central Bank Rate prevailing at the close of business on that Daily RFR Business Day (relevant to the Daily RFR Rate).

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means an event or series of events by which:

(a) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body~~.~~, except for any such change resulting from (x) death or disability of any such member, (y) satisfaction of any requirement for the majority of the members of the board of directors of the Parent to qualify under applicable law as independent directors, or (z) the replacement of any member of the board of directors of the Parent who is an officer or employee of the Parent with any other officer or employee of the Parent or any of its Affiliates;

(b) the Parent fails at any time to own, directly or indirectly, at least 70% of the Equity Interests of the Operating Partnership, each other Borrower and each Property Owner, free and clear of all Liens (other than any Liens in favor of the Administrative Agent, for the benefit of the Lenders), or ceases to be the general partner of the ~~Borrower~~Operating Partnership or ceases to Control all management and financial decisions of the Operating Partnership, each other Borrower and each Property Owner~~.~~; or

(c) the ~~Borrower~~Operating Partnership fails at any time to own, directly or indirectly, at least ~~90~~70% of the Equity Interests of each other Borrower and each Property Owner, free and clear of all Liens (other than any Liens in favor of the Administrative Agent, for the benefit of the Lenders).

“Citibank” means Citibank, N.A. and its successors.

“Closing Date” means June 14, 2021.

“Code” means the Internal Revenue Code of 1986.

“Commitment” means, as the context may require, (a) as to each L/C Issuer, its Letter of Credit Commitment, (b) as to each Swing Line Lender, its Swing Line Commitment ~~and~~, (c) as to each Lender, its Revolving Credit Commitment (if any) and (d) as to each Lender, its Term Loan Commitment (if any), in each case in an aggregate principal amount at any one time outstanding not to exceed the respective amounts set forth opposite such Lender’s name on Schedule 1.01(A) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including, without limitation, Sections 2.16, 2.18 and 2.20).

“Commitment Increase” has the meaning specified in Section 2.16(f).

“Committed RC Borrowing” means a borrowing consisting of simultaneous Committed RC Loans of the same Type and denominated in the same currency, and in the case of Floating Rate Loans~~,~~ having the same Interest Period, made by each of the Lenders pursuant to Section 2.01(a).

“Committed RC Loan” means each ~~USD-A~~AUD Committed RC Loan, each ~~USD-B~~GBP Committed RC Loan, each USD Committed RC Loan and each Multicurrency Committed RC Loan, individually or collectively, as the context requires.

“Committed RC Loan Notice” means a notice of (a) a Committed RC Borrowing, (b) a conversion of Committed RC Loans from one Type to the other, or (c) a continuation of Floating Rate ~~Committed RC~~ Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Competitor” means any competitor or an Affiliate of a competitor of the ~~Borrower~~Operating Partnership, or any Subsidiary of the ~~Borrower~~Operating Partnership that is in the same or a similar line of business as the ~~Borrower~~Operating Partnership or any Subsidiary designated in writing from time to time by the ~~Borrower~~Operating Partnership to the Administrative Agent and the Lenders (including by posting such notice to the Platform) not less than two (2) Business Days prior to the applicable Trade Date; provided that “Competitor” shall exclude any Person that the ~~Borrower~~Operating Partnership has designated as no longer being a “Competitor” by written notice delivered to the Administrative Agent from time to time.

“Competitor List” has the meaning specified in Section 11.06(h)(iv).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consent Request Date” has the meaning specified in Section 11.01.

“Consolidated Group” means the Loan Parties and their consolidated Subsidiaries.

“Construction in Progress” means each formerly unimproved Real Property or portion thereof at which new site improvements have commenced. Site improvements include, but are not limited to, land development, installation of roads, utilities, or other infrastructure developments and the development of new homesites. A Real Property or portion thereof will cease to be classified as “Construction in Progress” on the earliest to occur of (A) the time that such Real Property or portion thereof has an occupancy rate of greater than seventy-five percent (75%), (B) one hundred eighty (180) days after completion of site improvements at such Real Property or portion thereof, or (C) such Real Property or portion thereof has been classified as “Construction in Progress” for more than eighteen (18) months, in which case, if such site improvements are not completed, such Real Property or portion thereof will be classified as unimproved land holdings.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Covered Entity” has the meaning specified in Section 11.22(b).

“Covered Party” has the meaning specified in Section 11.22(a).

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Customary Carve-out Agreement” has the meaning specified in the definition of Guarantee.

“ Daily RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) US Dollars, any U.S. Government Securities Business Day.

“ Daily RFR Interest Payment Date” means, with respect to each Daily RFR Loan, (a)(i) having a tenor of one month, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan, (ii) having a tenor of three months, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Loan or (iii) having a tenor of six months, (x) each date that is on the numerically corresponding day in each calendar month that is six months after the Borrowing of such Loan and (y) in the case of Daily RFR Loans under the Multicurrency RC Tranche and the USD RC Tranche, each date that is on the numerically corresponding day in each calendar month that is three months after the Borrowing of such Loan; provided that, as to any such Daily RFR Loan described in clauses (i), (ii) or (iii), (A) if any such date would be a day other than a Business Day, such date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such date shall be the next preceding Business Day and (B) the Daily RFR Interest Payment Date with respect to any Borrowing that occurs on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in any applicable calendar month) shall be the last Business Day of any such succeeding applicable calendar month; provided that for purposes of this definition, the date of a Borrowing of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and (b) the applicable Maturity Date.

“ Daily RFR Loan” means a Loan that bears interest based on the Daily RFR Rate.

“Daily RFR Rate” means, for any day (a “Daily RFR Rate Day”), for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to,

(a) US Dollars, a rate per annum equal to Adjusted Daily SOFR for the day (such day “i” ) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the SOFR component of such Adjusted Daily SOFR that is published by the SOFR Administrator on the SOFR Administrator’s Website.

(b) Sterling, a rate per annum equal to Adjusted Daily SONIA for the day (such day “i” ) that is five (5) Daily RFR Business Days prior to (A) if such Daily RFR Rate Day is a Daily RFR Business Day, such Daily RFR Rate Day or (B) if such Daily RFR Rate Day is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such Daily RFR Rate Day, in each case, using the SONIA component of such Adjusted Daily SONIA that is published by the SONIA Administrator on the SONIA Administrator’s Website.

If by 5:00 pm (local time for the applicable RFR) on the second (2nd ) Daily RFR Business Day immediately following any day “i ”, the RFR in respect of such day “i” has not been published on the applicable RFR Administrator’s Website and a Benchmark Replacement Date with respect to the applicable Daily RFR Rate has not occurred, then the RFR for such day “i” will be the RFR as published in respect of the first preceding Daily RFR Business Day for which such RFR was published on the applicable RFR Administrator’s Website; provided that any RFR determined pursuant to this sentence shall be utilized for purposes of calculation of the Daily RFR Rate for no more than three (3) consecutive RFR Rate Days. Any change in the Daily RFR Rate due to a change in the applicable RFR shall be effective from and including the effective date of such change in such RFR without notice to the Borrowers.

“ Daily RFR Rate Day” has the meaning specified in the definition of Daily RFR Rate.

“Daily Usage” means, as of any date, the quotient (expressed as a percentage) of (a) the Total Revolving Loan Outstanding on such date, divided by (b) the aggregate Revolving Credit Commitments in respect of the Revolving Credit Facility on such date.

“Debt Rating” shall mean, as of any date, with respect to either Moody’s or S&P, the most recent credit rating assigned to the senior, unsecured, non-credit enhanced, long-term debt of the Parent or the ~~Borrower~~Operating Partnership issued by such rating agency prior to such date; provided, however, that (a) if the Debt Ratings issued by Moody’s and S&P differ and such difference is less than two levels, the higher of such Debt Ratings shall apply and (b) if the Debt Ratings issued by Moody’s and S&P differ and such difference is two or more levels, the Debt Rating one level below the higher of such Debt Ratings shall apply. At any time, if either of Moody’s or S&P shall no longer perform the functions of a securities rating agency, then (x) the ~~Borrower~~Operating Partnership and the Administrative Agent shall promptly negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency being replaced), and (y) pending such amendment, (i) the Debt Rating of the other rating agency described herein, if one has been provided, shall continue to apply and (ii) if such Debt Rating is one of the ratings identified in the definition of Investment Grade Rating, then the Parent or the ~~Borrower~~Operating Partnership, as applicable, will be deemed to have achieved an Investment Grade Rating during such time.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Floating Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Default Right” has the meaning specified in Section 11.22(b).

“Defaulting Lender” means, subject to Section 2.18(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the ~~Borrower~~Operating Partnership in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the ~~Borrower~~Operating Partnership, or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the ~~Borrower~~Operating Partnership), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) become insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (iii) had a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, (iv) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, or (v) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender; provided that in each case, neither the reallocation of funding obligations provided for in Section 2.18(a) as a result of a Lender’s being a Defaulting Lender nor the performance by non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a non-Defaulting Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any of clauses (a) through (d) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.18(b)) upon notification of such determination by the Administrative Agent to the ~~Borrower~~Operating Partnership, the L/C Issuers, the Swing Line Lenders and the Lenders.

“Departing Lender” has the meaning specified in Section 11.13.

“Division” and “Divide” each refer to a division of a limited liability company into two or more newly formed or existing limited liability companies pursuant a plan of division or otherwise.

“Dollar”, “US Dollar” and “US$” mean lawful money of the United States.

“EBITDA” means for the Consolidated Group, without duplication, the sum of (a) Net Income of the Consolidated Group, in each case, excluding (i) any non-recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from early extinguishment of indebtedness and (iii) any net income or gain or any loss resulting from a swap or other derivative contract (including by virtue of a termination thereof), plus (b) an amount which, in the determination of Net Income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (ii) income taxes, and (iii) depreciation and amortization inclusive of intangibles, all determined in accordance with GAAP for the prior four quarters, plus (c) the Consolidated Group’s pro rata share of the above attributable to interests in Unconsolidated Affiliates, plus (d) non-cash deferred compensation.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). For the avoidance of doubt, any Competitor is subject to Section 11.06(h).

“Eligible Property” means Property that meets and continues to satisfy each of the following criteria:

(a) Property types: manufactured home community, recreational vehicle community ~~or~~, caravan community, park holiday community, marina, or any other similar property type, in each case owned or leased under a Qualifying Ground Lease by a Subsidiary of the ~~Borrower~~Operating Partnership.

(b) The Subsidiary that owns the interest (fee or leasehold) in such Property must be either (i) wholly-owned, directly or indirectly, by the ~~Borrower (or be~~Operating Partnership and/or the Parent or (ii) a subsidiary of the ~~Borrower~~Operating Partnership and/or the Parent that (x) is controlled ~~exclusively by the Borrower and/~~by the Parent, the Operating Partnership or one or more wholly-owned Subsidiaries of the ~~Borrower, including~~Operating Partnership or the Parent, and the Operating Partnership and/or the Parent has control over the operating activities of such Subsidiary and the ability of such Subsidiary to dispose of, pledge or otherwise encumber assets, incur, repay and prepay debt, provide guarantees and pay dividends and distributions in each case without any requirement for the consent of any other party or entity) or (y) that for accounting purposes is consolidated with the Operating Partnership in accordance with GAAP.

(c) The Subsidiary that owns or leases such Property and the Property itself must be located in the United States (including its territories), Canada, Australia, The Bahamas, the United Kingdom (including its territories), Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Poland, Portugal, Spain, Sweden or such other jurisdiction as is agreed to by the Required Lenders; provided, however, that the foregoing shall be subject at all times to the limitations in clauses (c) and (d) of the definition of Unencumbered Pool NOI.

(d) The Property (i) is not subject to any Liens other than Permitted Liens and any Permitted Senior Financing Provision and (ii) is not subject to any Negative Pledge (other than any Permitted Senior Financing Provision). For the avoidance of doubt, the Property may be subject to a ground lease.

(e) The Property may not be subject to a Material Property Event or a Material Environmental Event.

(f) The Subsidiary that owns or leases the Property may not incur or otherwise be liable for any Indebtedness other than Senior Financing Obligations, the Obligations and other Indebtedness permitted to be incurred by Loan Parties and their Subsidiaries hereunder.

(g) None of the Equity Interests of the Subsidiary that owns the Property are directly or indirectly subject to any Lien or any Negative Pledge (other than Permitted Senior Financing Provisions).

For any Property that does not satisfy all the above-listed criteria to be added as an Unencumbered Asset after the ~~Closing~~Amendment No. 1 Effective Date, upon request of the ~~Borrower~~Operating Partnership, such Property may be included as an “Unencumbered Asset” with the written consent of the Required Lenders, provided that the Required Lenders will have ten (10) Business Days from the receipt of such request to approve/disapprove the designation of a Property as an Unencumbered Asset. If any Lender fails to respond during the 10-day period, such Lender shall be deemed to have approved such designation.

Notwithstanding anything set forth above, the Real Property set forth on Schedule 4.01 (which includes the Real Property included as Borrowing Base Assets under and as defined in the Existing Credit Agreement immediately prior to the effectiveness of this Agreement, the marinas and related assets included in and defined as “Qualified Assets” under the Existing SHM Credit Agreement as of the Closing Date and certain additional real property and related assets as requested by the ~~Borrower~~Operating Partnership) shall be deemed Eligible Property and Initial Unencumbered Assets for purposes of this Agreement without meeting all qualifications for inclusion of such Real Property as Eligible Property as of the date hereof, provided that the ongoing inclusion of such Real Property as Eligible Properties and Unencumbered Assets shall be contingent in each case upon the applicable Loan Party not permitting any new or additional exceptions of such Real Property to meet such criteria for qualification beyond those exceptions that exist on the date hereof.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions applicable to the Loan Parties, their Subsidiaries and their real property and operations, relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the ~~Borrower~~Operating Partnership, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the ~~Borrower~~Operating Partnership within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the ~~Borrower~~Operating Partnership or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in

Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the ~~Borrower~~Operating Partnership or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the ~~Borrower~~Operating Partnership or any ERISA Affiliate.

“Erroneous Payment” has the meaning specified in Section 10.13(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.13(d).

“Erroneous Payment Impacted Class” has the meaning specified in Section 10.13(d).

“Erroneous Payment Return Deficiency” has the meaning specified in Section 10.13(d).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 10.13(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EURIBOR” has the meaning specified in the definition of Eurocurrency Rate.

“EURIBOR Rate” has the meaning specified in the definition of Eurocurrency Rate.

“Euro” and “€” mean the single currency of the Participating Member States.

~~“Euro RC Loan” means a Multicurrency Committed RC Loan denominated in Euro.~~

“Eurocurrency Banking Day” means, (i) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to~~, US Dollars~~ Sterling, a London Banking Day, (ii) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day.

“Eurocurrency Rate” means, with respect to any Borrowing for any Interest Period~~:~~

denominated in ~~(a) denominated in US Dollars, the greater of (i) the rate per annum equal to the London interbank offered rate as administered by the IBA (or any other Person that takes over the administration of such rate) for US Dollars for a period equal in length to such Interest Period, as displayed on the applicable Reuters page (or on any successor or substitute page or service providing such quotations as determined by the Administrative Agent from time to time; (in each case, the “USD LIBOR Rate”) at approximately 11:00 a.m. (London time) two Eurocurrency Banking Days prior to the commencement of such Interest Period and (ii) zero percent (0%) per annum; and~~

~~(b) denominated in~~ Euros, the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, as displayed on the applicable Reuters page (or on any successor or substitute page or service providing such quotations as determined by the Administrative Agent from time to time; (in each case, the “EURIBOR Rate”) at approximately ~~11:00 a.m~~11:00 A.M. (Brussels time) two Eurocurrency Banking Days prior to the commencement of such Interest Period ~~and (ii) zero percent (0%) per annum~~; provided that if EURIBOR is not available for the applicable Interest Period but is available for other Interest Periods with respect to any such Borrowing, then the rate shall be the Interpolated Screen Rate and (ii) the Floor.

“Eurocurrency Rate ~~Committed RC~~ Loan” means a Loan that bears interest at a rate based on the Adjusted Eurocurrency Rate other than pursuant to clause (c) of the definition of “Base Rate”.

“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“ Euro Loan” means a Loan denominated in Euro.

“Event of Default” has the meaning specified in Section 9.01.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of ~~the~~a Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which ~~the~~such Borrower is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(iii), and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by ~~the~~a Borrower under Section 11.13), any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office), including, without limitation, FATCA, or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(iii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from ~~the~~such Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) or (c).

“Existing Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of May 21, 2019, as amended, among the ~~Borrower~~Operating Partnership, Citibank, as administrative agent, and a syndicate of lenders.

“Existing L/C Issuers” means Citibank and Citizens Bank, N.A.

“Existing Letters of Credit” means those letters of credit described on Schedule 1.01(B).

“Existing ~~RCF-A~~RCF Maturity Date” has the meaning specified in Section 2.15.

“Existing SHM Credit Agreement” means that certain Credit Agreement dated as of September 14, 2018, as amended, by and among Safe Harbor, the financial institutions party thereto, as lenders, and Citizens Bank, N.A., as administrative agent.

“Extension Option” has the meaning specified in Section 2.15.

“Facility” means, at any time, the ~~aggregate amount of the Lenders’~~Aggregate Commitments ~~in respect of Committed RC Loans at such time~~.

“Facility Exposure” means (a) with respect to each Tranche, at any date of determination, the sum of the Outstanding Amount of all Committed RC Loans or Term Loans, as applicable, relating to such Tranche and, in the case of the ~~USD-A~~Multicurrency RC Tranche, such amount plus the sum of the Outstanding Amount of all Multicurrency L/C Obligations and the Swing Line Exposure, and (b) with respect to the entire Facility, at any date of determination, the sum of the Outstanding Amount of all Loans and the Outstanding Amount of all L/C Obligations.

“Facility Fee” has the meaning specified in Section 2.10(a).

“Fair Market Value” means, with respect to a security listed on The NASDAQ Stock Market’s National Market System or having trading privileges on the New York Stock Exchange, the NYSE American, or the Australian Securities Exchange, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be an analogous rate determined by the Administrative Agent with reference to another commercially available source or sources designated by the Administrative Agent. Notwithstanding the foregoing, if ~~at any time~~ the Federal Funds Rate ~~calculated~~ as provided above shall ~~be lower than zero percent (0%) per annum,~~ever be less than the Floor, then the Federal Funds Rate shall be deemed to be ~~zero percent (0%) per annum~~the Floor for the purposes of this Agreement.

“Fee Letters” means those certain Fee Letters dated as of May 24, 2021 between certain of the Arrangers and the ~~Borrower~~Operating Partnership, as the same may be amended, restated or replaced from time to time, and any subsequent letter agreement executed and delivered by the ~~Borrower~~Operating Partnership or an affiliate of the ~~Borrower~~Operating Partnership and to which the Administrative Agent or an Arranger is a party, as the same may be amended, restated or replaced from time to time.

“Fixed Charges” means for the Consolidated Group, without duplication, the sum of (a) Interest Expense, plus (b) scheduled cash principal payments, exclusive of balloon payments, plus (c) dividends and distributions on preferred stock, if any (excluding dividends and distributions with respect to (i) preferred Equity Interests in the ~~Borrower~~Operating Partnership to the extent such preferred Equity Interests are treated as equity interests in accordance with GAAP, (ii) Series A-1 Preferred Units (Kentland), (iii) Preferred Units (Aspen), (iv) Series A-3 Preferred Units (Morgan), (v) Preferred Interests and Equity (Northgate), (vi) Series A-4 Preferred Units, (vii) Series C Preferred Units, (viii) Series D Preferred Units, (ix) Series E Preferred Units, (x) Series F Preferred Units, (xi) Series G Preferred Units, (xii) Series H Preferred Units, (xiii) Series I Preferred Units, (xiv) Series J Preferred Units and (xv) any additional preferred units or stock issued in the future that are substantially comparable to the excluded interests referred to in (ii) through (xiv), but only to the extent the holders of any of (ii) through (xv) do not currently, at the date of calculation, have the right to redeem for cash or trigger a redemption for cash on such date (excluding any triggers relating to death)), plus (d) the Consolidated Group’s pro rata share of the above attributable to interests in Unconsolidated Affiliates, all for the most recently ended period of four fiscal quarters.

“Floating Rate” means, (a) with respect to Australian Dollar ~~RC~~ Loans, the BBSY Rate ~~and~~, (b) with respect to ~~Eurocurrency Rate Committed RC~~Euro Loans, the Adjusted Eurocurrency Rate, (c) with respect to Canadian Dollar Loans, CDOR and (d) with respect to US Dollar Loans, Adjusted Term SOFR.

“Floating Rate Loan” means each Loan that ~~is not a Base~~bears interest at a Floating Rate ~~Loan~~.

“ Floor” means (a) with respect to (i) Adjusted Daily SONIA, (ii) Adjusted Daily SOFR, (iii) the EURIBOR Rate, (iv) the BBSY Rate, (v) CDOR, (vi) Adjusted Term SOFR, (vii) the Central Bank Rate and (viii) the Federal Funds Rate, a rate of interest equal to zero percent (0.0%) per annum and (b) with respect to the Base Rate, one percent (1.00%) per annum.

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the applicable Borrower is resident for tax purposes (including such a Lender when acting in the capacity of an L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“~~Funds From Operations~~Funding Deadline” means, with respect to ~~the immediately prior twelve month period, the Consolidated Group’s Net Income (or loss), plus depreciation and amortization, inclusive of intangibles and after adjustments for unconsolidated partnerships and joint ventures as hereafter provided. For purposes hereof, (a) “Funds From Operations” shall include, and be adjusted to take into account, the Borrower’s interests in unconsolidated partnerships and joint ventures, on the same basis as consolidated partnerships and subsidiaries, as provided in the “white paper” issued in April 2002 by the National Association of Real Estate Investment Trusts, and (b) net income (or loss) shall not include gains (or, if applicable, losses) resulting from or in connection with (i) restructuring of indebtedness, (ii) sales of property, (iii) sales or redemptions of preferred stock, (iv) non-cash charges, or (v) non-recurring charges. For purposes hereof, Funds From Operations shall not include any adjustments for below market ground leases.~~any Borrowing, (a) 10:00 A.M. (New York time) on the date of such Borrowing in the case of a Borrowing consisting of Sterling Loans under the Multicurrency RC Tranche or the Term Loan Tranche, (b) 2:00 P.M. (New York time) on the date of such Borrowing in the case of a Borrowing consisting of Canadian Dollar Loans under the Multicurrency RC Tranche, (c) 2:00 P.M. (New York time) on the date of such Borrowing in the case of a Borrowing consisting of US Dollar Loans under the Multicurrency RC Tranche or the USD RC Tranche, (d) 10:00 A.M. (New York time) on the date of such Borrowing in the case of a Borrowing consisting of Euro Loans under the Multicurrency RC Tranche, (e) 8:00 A.M. (Sydney time) on the date of such Borrowing consisting of Australian Dollar Loans in the case of a Borrowing under the AUD RC Tranche and (f) 12:00 P.M. (London time) on the date of such Borrowing in the case of a Borrowing consisting of Sterling Loans under the GBP RC Tranche.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable the preparation of the financial statements referred to in Section 6.05(a).

“ GBP Committed RC Loan” has the meaning specified in Section 2.01(a)(ii).

“ GBP RC Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule 1.01(A) hereto under the caption “GBP RC Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Lender’s “GBP RC Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16.

“ GBP RC Lender” means any Person that is a Lender hereunder in respect of the GBP RC Tranche in its capacity as a Lender in respect of such Tranche.

“ GBP RC Tranche” means, at any time, the aggregate amount of the Lenders’ GBP RC Commitments at such time.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“GRESB” means GRESB B.V., a wholly owned subsidiary of Green Business Certification Inc., a non-profit corporation incorporated in the United States under the laws of the District of Columbia.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by GAAP. Notwithstanding anything contained herein to the contrary (and for the avoidance of doubt), obligations under customary non-recourse carveout guaranties given in connection with the incurrence of debt for borrowed money (each, a “Customary Carve-out Agreement”) shall not be deemed to be Guarantees unless and until a claim for payment has been made thereunder or a Responsible Officer has become aware of any other event giving rise to recourse liability thereunder, at which time such obligations shall be deemed a Guarantee in the amount of such claim or liability. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranties” means the Parent Guaranty, and, if applicable, the Operating Partnership Guaranty and/or the Subsidiary Guaranty, and “Guaranty” means any one of the Guaranties. There is no Subsidiary Guaranty or Operating Partnership Guaranty as of the ~~Closing~~Amendment No. 1 Effective Date.

“Guarantors” means, collectively, the Parent, the Operating Partnership (if the Operating Partnership Guaranty has been delivered) and each Subsidiary Guarantor, if any, and “Guarantor” means any one of the Guarantors. The initial Guarantors are listed on Schedule 1.01(C).

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, excessive moisture, mildew, mold, microbial contamination, microbial growth or other fungi, or biological agents that can or are known to produce mycotoxins or other bioaerosols, such as antigens, bacteria, amoebae and microbial organic compounds or other similar matter, in each case that poses a material risk to human health or the environment, or negatively impacts the value of a Property in any material respect, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“IBA” means the ICE Benchmark Administration.

“ICC” has the meaning specified in Section 2.04(g).

“ICC Rule” has the meaning specified in Section 2.04(g).

“Improved Land Holdings” means all vacant developed homesites owned by the members of the Consolidated Group other than homesites classified as Construction in Progress whose value shall be determined by taking (a)(1) the net book value of all homesites owned by the members of the Consolidated Group other than homesites classified as Construction in Progress divided by (2) the total number of all homesites owned by the members of the Consolidated Group other than homesites classified as Construction in Progress, multiplied by (b) the total number of such vacant developed homesites other than homesites classified as Construction in Progress.

~~“Incremental Term Loan Amendment” has the meaning specified in Section 2.16(g)(iii).~~

~~“Incremental Term Loan Date” has the meaning specified in Section 2.16(a).~~

~~“Incremental Term Loan Facility” has the meaning specified in Section 2.16(a).~~

“Indebtedness” means, for the Consolidated Group, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties and surety bonds) to the extent such instruments or agreements support financial, rather than performance, obligations;

(c) net obligations under any Swap Contract (exclusive of any obligations secured by cash collateral and Excluded Swap Obligations);

(d) all obligations to pay the deferred purchase price of property or services;

(e) capital leases, Synthetic Lease Obligations and Synthetic Debt;

(f) all obligations to purchase, redeem, retire, defease or otherwise make any cash payment in respect of any Equity Interest, to the extent (i) the holder of such Equity Interest has the right to cause such Equity Interest to be purchased, redeemed, retired, or defeased for cash prior to the earliest Maturity Date (other than by reason of a put option or similar option triggered by a change of control) or (ii) such Equity Interest has a scheduled date prior to the earliest Maturity Date on which a purchase, redemption, retirement, or defeasance for cash must be made, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference, plus accrued and unpaid dividends, if any;

(g) indebtedness (excluding prepaid interest thereon) secured by a Lien on property (including indebtedness arising under conditional sales or other title retention agreements) whether or not such indebtedness has been assumed by the grantor of the Lien or is limited in recourse; and

(h) all Guarantees in respect of any of the foregoing.

For all purposes hereof, Indebtedness shall include the Consolidated Group’s pro rata share of the foregoing items and components attributable to Indebtedness of Unconsolidated Affiliates, but shall not include (x) any Indebtedness due from any entity which is included in the Consolidated Group to any other entity included in the Consolidated Group and (y) Indebtedness attributable to certain Unconsolidated Affiliates to the extent provided in the last sentence of the definition of Total Asset Value (and in an amount not to exceed ten percent (10%) of Total Asset Value at any time). The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means all Taxes other than Other Taxes and Excluded Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Initial Unencumbered Assets” means the Properties listed on Schedule 4.01, and “Initial Unencumbered Asset” means any one of the Initial Unencumbered Assets.

“Interest Expense” means, without duplication, total cash interest expense of the Consolidated Group determined in accordance with GAAP (including for the avoidance of doubt capitalized interest and interest expense attributable to the Consolidated Group’s ownership interests in Unconsolidated Affiliates), all for the most recently ended period of four fiscal quarters.

“Interest Payment Date” means, (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the applicable Maturity Date, (b) as to any ~~Eurocurrency~~Floating Rate ~~Committed RC~~ Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period, and the applicable Maturity Date ~~and~~, (c) as to any Daily RFR Loan, each Daily RFR Interest Payment Date and the applicable Maturity Date, and (d) as to any Swing Line Loan, the day that such Swing Line Loan is required to be repaid.

“Interest Period” means as to each Floating Rate Loan comprising part of the same Borrowing, the period commencing on (and including) the date such Floating Rate Loan is disbursed or converted to or continued as a Floating Rate Loan and ending on ~~the date 7 days (for~~(but excluding) the date (i) in the case of any Term SOFR Loan, one, three or six months thereafter, (ii) in the case of any BBSY Loan, one, two, three, six or twelve months thereafter, (iii) in the case of any Eurocurrency Rate ~~Committed RC Loans only) or~~Loan, one, three, six or twelve months thereafter or (iv) in the case of any CDOR Loan, one, two, three, six or twelve months thereafter; in each case subject to availability and as selected by the applicable Borrower in its Committed RC Loan Notice or Term Loan Notice:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless~~, in the case of a Floating Rate Loan,~~ such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period ~~pertaining to a Floating Rate Loan~~ that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; ~~and~~

(a) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month;

(b) no tenor that has been removed from this definition pursuant to Section 3.03(f) shall be permitted to be elected for such Loan; and

(c) ~~(c)~~ no Interest Period shall extend beyond the applicable Maturity Date.

Notwithstanding anything to the contrary in this Agreement, ~~(a) each Rollover Interest Period for the applicable Rollover Borrowing shall end on the applicable date specified therefor on Schedule 1.01(E) hereto and (b) as of the Closing~~as of the Amendment No. 1 Effective Date, all Interest Periods (under and as defined ~~in the Existing Credit Agreement~~herein immediately prior to the Amendment No. 1 Effective Date) in respect of outstanding Floating Rate Loans (under and as defined ~~in the Existing Credit Agreement) other than Rollover Borrowings~~herein immediately prior to the Amendment No. 1 Effective Date) shall end on and as of the ~~Closing~~Amendment No. 1 Effective Date and the applicable Lenders ~~(under and as defined in the Existing Credit Agreement) immediately prior to the Closing Date~~ shall be entitled to payment from the Borrower of all accrued interest on any such Loans (under and as defined ~~in the Existing Credit Agreement~~herein immediately prior to the Amendment No. 1 Effective Date) outstanding immediately prior to the ~~Closing~~Amendment No. 1 Effective Date on the ~~Closing~~Amendment No. 1 Effective Date; provided, however, that no Lender shall have a claim pursuant to Section 3.05 as a result of the termination of such Interest Periods referred to in this ~~clause (b)~~sentence.

“Interpolated Screen Rate” means, in relation to any Floating Rate Loan denominated in Canadian Dollars, Euro or Australian Dollars, for any Interest Period for which the Floating Rate is to be based on a Screen Rate, the rate (rounded off to two (2) decimal places) which results from interpolating on a linear basis between:

(a) the applicable Screen Rate for the longest period (for which such Screen Rate is available) which is less than the Interest Period; and

(b) the applicable Screen Rate for the shortest period (for which such Screen Rate is available) which exceeds the Interest Period,

each at (i) with respect to any Floating Rate Advance that is denominated in Canadian Dollars, as of 10:15 A.M. (Toronto time), on the first day of such Interest Period or if such date is not a Business Day, then on the immediately preceding Business Day, (ii) with respect to any Floating Rate Loan that is denominated in Euro, at approximately 11:00 A.M. (Brussels time) two Eurocurrency Banking Days prior to the commencement of such Interest Period or (iii) with respect to any Floating Rate Advance that is denominated in Australian Dollars, 10:30 A.M. (Sydney time) on the first day of such Interest Period.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” shall mean a Debt Rating of BBB- or better from S&P or a Debt Rating of Baa3 or better from Moody’s.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“ ISS” has the meaning specified in the definition of Sustainability Rating.

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the applicable Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Multicurrency RC Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed RC Borrowing.

~~“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.~~

“L/C Issuer” means (a) the Existing L/C Issuers, (b) Bank of America, N.A., (c) Bank of Montreal, (d) JPMorgan Chase Bank, N.A., (e) Royal Bank of Canada, (f) any successor issuer of Letters of Credit ~~hereunder~~under the Multicurrency RC Tranche or (~~f~~g) any other Lender approved as an L/C Issuer by the Administrative Agent and the ~~Borrower~~Operating Partnership.

“L/C Obligations” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts thereunder, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“ L/C Purchasing Notice Deadline” means 11:00 A.M. (New York time) three Business Days prior to the proposed funding date by Lenders.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lenders.

“Lender Party” means any Lender, Swing Line Lender or L/C Issuer.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent.

“Letter of Credit” means any standby letter of credit denominated in US Dollars, Sterling, Canadian Dollars or Euro issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any L/C Issuer.

“Letter of Credit Commitment” means, with respect to ~~the~~ any L/C Issuer at any time, the amount set forth opposite ~~the applicable~~such L/C Issuer’s name on Schedule 1.01(A) hereto under the caption “Letter of Credit Commitment”, or, if such L/C Issuer has entered into one or more Assignment and Assumptions, set forth for such L/C Issuer in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such L/C Issuer’s “Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07.

“ Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the L/C Issuers’ Letter of Credit Commitments at such time, and (b) the Letter of Credit Sublimit. The Letter of Credit Facility shall be a Subfacility of the Multicurrency RC Tranche.

“Letter of Credit Sublimit” means the US Dollar Equivalent of US$200,000,000 in respect of the Multicurrency Committed RC Loans. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Multicurrency RC Commitments.

“Letter of Credit Expiration Date” means the day that is seven (7) days prior to the ~~RCF-A~~RCF Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day), provided that if a Letter of Credit is Cash Collateralized in accordance with Section 2.17 at least 30 days prior to the applicable ~~RCF-A~~RCF Maturity Date the Letter of Credit Expiration Date may be up to one (1) year after the applicable ~~RCF-A~~RCF Maturity Date.

“Letter of Credit Fee” has the meaning specified in Section 2.04(h).

“~~Letter~~Letters of Credit ~~Sublimit” means US$200,000,000 in respect of the USD-A Committed RC Loans. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate USD-A RC Commitments~~” has the meaning specified in Section 2.04(a)(i).

“Leverage Grid” has the meaning specified in the definition of Applicable Rate.

“Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Indebtedness to (b) Total Asset Value.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to ~~the~~a Borrower under Article II in the form of a Committed RC Loan, a Term Loan or a Swing Line Loan.

“Loan Documents” means this Agreement (including the schedules and exhibits hereto), each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement, the Arranger Commitment Letter, the Guaranties and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement, in each case, as amended.

“Loan Parties” means, collectively, ~~the~~each Borrower and each Guarantor.

“London Banking Day” means any day on which dealings in US Dollar deposits are conducted by and between banks in the London interbank market.

“Marina Assets” means all Marina Property and Marina Real Estate Assets included in the SHM Assets and any future Marina Property and Marina Real Estate Assets acquired, directly or indirectly, by the Consolidated Group in connection with the marina business.

“Marina Cap” has the meaning specified in the definition of Unencumbered Pool NOI.

“Marina Property” means each marina asset or marina-related asset owned, directly or indirectly, by the Consolidated Group in connection with the marina business other than the Marina Real Estate Assets.

“Marina Real Estate Assets” means any interest (fee or leasehold) then owned, directly or indirectly, by the Consolidated Group in connection with the marina business.

“Marketable Securities” means (a) common or preferred Equity Interests of Persons located in, and formed under the laws of, any State of the United States or America, the District of Columbia or the Commonwealth of Australia, which Equity Interests are subject to price quotations (quoted at least daily) on The NASDAQ Stock Market’s National Market System or have trading privileges on the New York Stock Exchange, the NYSE American or the Australian Securities Exchange and (b) convertible securities which can be converted at any time into common or preferred Equity Interests of the type described in the immediately preceding clause (a).

“ Market Disruption Event” means in connection with:

(a) Sterling Loans, the Administrative Agent has determined (which determination shall be conclusive and binding absent manifest error) that the Daily RFR Rate for Sterling cannot be determined pursuant to the definition thereof;

(b) Australian Dollar Loans, (i) at or about 10:30  A.M. (Sydney time) on the first day of the relevant Interest Period the average rate published on the Reuters screen BBSW page is not available and the Australian Agent is unable to determine BBR for Australian Dollars and the relevant period or (ii) before close of business in Sydney on first day of the relevant Interest Period, the Australian Agent receives notifications from the applicable Required Tranche Lenders that the cost to them of funding their participation in the Borrowing from whatever source they may reasonably select would be in excess of BBR;

(c) Canadian Dollar Loans, (i) at or about 11:00 A.M. (Toronto time) on the first day of the relevant Interest Period the average rate published on the Reuters screen CDOR page is not available and the Administrative Agent is unable to determine CDOR for Canadian Dollars and the relevant period or (ii) before close of business in Toronto on the first day of the relevant Interest Period, the Administrative Agent receives notifications from the applicable Required Tranche Lenders that the cost to them of obtaining matching deposits in the Relevant Interbank Market would be in excess of CDOR;

(d) Euro Loans, on or prior to the first day of any applicable Interest Period, (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (A) by reason of circumstances affecting the Relevant Interbank Market, the Eurocurrency Rate cannot be determined pursuant to the definition thereof, including because the Screen Rate for Euro is not available or published on a current basis or (B) a fundamental change has occurred in the foreign exchange or Relevant Interbank Market with respect to Euro (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (C) the applicable Required Tranche Lenders determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a continuation thereof that (I) deposits in Euro are not being offered to banks in the Relevant Interbank Market, amount and Interest Period of such Eurocurrency Rate Loan, or (II) the Eurocurrency Rate or Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and, in each case, the Required Tranche Lenders have provided notice of such determination to the Administrative Agent; and

(e) US Dollar Loans (i) that are Daily RFR Loans the Administrative Agent has determined (which determination shall be conclusive and binding absent manifest error) that the Daily RFR Rate for SOFR or Adjusted Daily SOFR cannot be determined pursuant to the definition thereof or (ii) that are Term SOFR Loans, on or prior to the first day of any applicable Interest Period, (A) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (I) Adjusted Term SOFR or Term SOFR cannot be determined pursuant to the definition thereof, including because the Screen Rate for US Dollars is not available or published on a current basis or (II) a fundamental change has occurred in the foreign exchange market with respect to such currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (III) the applicable Required Tranche Lenders determine that for any reason in connection with any request for a Term SOFR Loan or a continuation thereof that Term SOFR or the Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and, in each case, the Required Tranche Lenders have provided notice of such determination to the Administrative Agent.

“Material Acquisition” means the acquisition by the ~~Borrower~~Operating Partnership or the Parent, directly or indirectly through any Subsidiary, in a single transaction or in a series of related transactions, of any of (a) all or any substantial portion of the property of, or a line of business or division of, or any other property of, another Person, (b) one or more properties from another Person, or (c) at least a majority of the voting Equity Interests of another Person, in any such case whether or not involving a merger or consolidation with such other Person, in which the value of the assets acquired in such acquisition is greater than or equal to US$500,000,000 (or the US Dollar Equivalent thereof for any amount denominated in any foreign currency).

“Material Adverse Effect” means (A) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Parent or the ~~Borrower~~Operating Partnership, in each case with its respective Subsidiaries, taken as a whole; (B) a material adverse effect on the rights and remedies of the Administrative Agent or any Lender under any Loan Documents, or of the ability of the Loan Parties taken as a whole to perform their obligations under any Loan Documents; or (C) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Documents to which it is a party; provided, that the COVID-19 health emergency, and the responses of governmental authorities thereto, shall not be deemed to be a Material Adverse Effect if it does not give rise to the effects listed above.

“Material Environmental Event” means, with respect to any Unencumbered Asset, (a) a violation of any Environmental Law with respect to such Unencumbered Asset, or (b) the presence of any Hazardous Materials on, about, or under such Unencumbered Asset that, under or pursuant to any Environmental Law, would require remediation, if in the case of either (a) or (b), such event or circumstance could reasonably be expected to have a Material Property Event.

“Material Property Event” means, with respect to any Unencumbered Asset, the occurrence of any event or circumstance after the date of this Agreement that could reasonably be expected to have a (a) material adverse effect with respect to the financial condition or the operations of such Unencumbered Asset, (b) material adverse effect on the value of such Unencumbered Asset, or (c) material adverse effect on the ownership of such Unencumbered Asset.

“Maturity Date” means (a) ~~October 11, 2024 (the “RCF-B Maturity Date”) in the case of the USD-B RC Tranche, and (b)~~ in the case of the Multicurrency ~~Committed~~ RC ~~Loan~~Tranche, the AUD RC Tranche, the GBP RC Tranche and the ~~USD-A~~ USD RC Tranche, the later of (i) ~~June 14~~ April 7 , ~~2025~~2026 (the “~~RCF-A~~RCF Maturity Date”), and (ii) if the ~~RCF-A~~RCF Maturity Date is extended pursuant to Section 2.15, such extended maturity date as determined pursuant to such Section, (b) in the case of the Term Loan Tranche, April 7, 2025 (the “Term Loan Maturity Date”) ; provided, however, that if the Park Holidays Acquisition is not consummated on or prior to April 9, 2022, the Term Loan Maturity Date shall be April 7, 2022; provided further that, in each case, if any such date is not a Business Day, the applicable Maturity Date shall be the immediately preceding Business Day.

“Maximum Available Amount” means, at any date of determination, with respect to the making of any Loan or the issuance or renewal of any Letter of Credit, the maximum principal amount available under the Facility equal to the lesser of (i) the Aggregate Commitments, and (ii) the maximum principal amount under the Facility that would permit the ~~Borrower~~Operating Partnership to maintain pro forma compliance with all financial covenants set forth in Section 8.13 immediately after the funding of the applicable Loan or the issuance or renewal of the applicable Letter of Credit.

“Maximum Facility Fee Adjustment” has the meaning specified in Section 2.20.

“ Maximum Margin Adjustment” has the meaning specified in Section 2.20.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“ Multicurrency Borrowers” means the Operating Partnership and each Additional Borrower (if any) that is designated as a Borrower with respect to the Multicurrency RC Tranche, the Multicurrency Swing Line Facility or the Letter of Credit Facility.

“Multicurrency Committed RC Loan” has the meaning specified in Section 2.01(a)(iii).

“Multicurrency RC ~~Credit~~ Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule 1.01(A) hereto under the caption “Multicurrency RC ~~Credit~~ Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Lender’s “Multicurrency RC ~~Credit~~ Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16.

~~“Multicurrency RC Credit Tranche” means, at any time, the aggregate amount of the Lenders’ Multicurrency RC Credit Commitments at such time.~~

“Multicurrency RC Lender” means any Person that is a Lender hereunder in respect of the Multicurrency RC ~~Credit~~ Tranche in its capacity as a Lender in respect of such Tranche.

“ Multicurrency RC Tranche” means, at any time, the aggregate amount of the Lenders’ Multicurrency RC Commitments at such time.

“ Multicurrency Swing Line Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Multicurrency Swing Line Commitments at such time, and (b) US$200,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05. The Multicurrency Swing Line Facility shall be a Subfacility of the Multicurrency RC Tranche.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the ~~Borrower~~Operating Partnership or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the ~~Borrower~~Operating Partnership or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Negative Pledge” means, with respect to a given asset, a Contractual Obligation that contains a covenant binding on the Parent and its Subsidiaries that prohibits Liens on such asset, other than (a) any such covenant contained in a Contractual Obligation granting or relating to a particular Lien which affects only the property that is the subject of such Lien and (b) any such covenant that does not apply to, or otherwise permits, Liens which may secure the Obligations now or in the future; provided, however, that an agreement described in clause (d) of the definition of Permitted Senior Financing Provision shall not constitute a Negative Pledge.

“Net Income” means the net income (or loss) of the Consolidated Group for the subject period; provided, however, that Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary of the Parent during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its organization documents or any agreement, instrument or law applicable to such Subsidiary during such period, except that the Parent’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary of the Parent, except that the Parent’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Subsidiary thereof as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary of the Parent, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) of this proviso).

“Net Operating Income” means for any Real Property (including any Marina Real Estate Asset), Marina Property and rental units for any period, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property (including any Marina Real Estate Asset) or Marina Property and the rental of such rental units during such period (including, without limitation, any revenue received or earned in respect of service and repair of marine vessels, cabin and boat rentals, brokerage and referral fees, commercial lease ~~income~~, expense reimbursements received from tenants of rental units, retail sales, fuel sales, restaurant sales~~,~~) or franchise income and other property related use fees or income~~)~~, minus (b) the sum of all expenses and other proper charges incurred in connection with the operation of such Real Property (including any Marina Real Estate Asset), Marina Property and rental units during such period (including, without limitation, expenses expected to be reimbursed by tenants of rental units, accruals for real estate taxes and insurance, but excluding any management fees actually paid in cash, debt service charges, income taxes, state taxes, depreciation, amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP. For purposes of calculating the aggregate Net Operating Income, no more than twenty percent (20%) of the aggregate Net Operating Income for the Real Property (including any Marina Real Estate Asset), Marina Property and rental units may be derived from rental units, with any excess over such limit being deducted from the aggregate Net Operating Income.

“Non-Consenting Lender” has the meaning specified in Section 11.01.

“~~Non-Borrower~~Non-Operating Partnership Subsidiaries” means all of the Parent’s Subsidiaries (other than the ~~Borrower~~Operating Partnership and any Subsidiary of the ~~Borrower~~Operating Partnership in which the Parent indirectly holds Equity Interests through the ~~Borrower~~Operating Partnership).

~~“Non-Consenting Lender” has the meaning specified in Section 11.01.~~

“Non-Recourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions to nonrecourse liability, such as (but not limited to) fraud, misapplication of funds and environmental indemnities, and customary exceptions which trigger recourse for payment of the entire indebtedness, such as (but not limited to) bankruptcy, insolvency, receivership or other similar events) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Northgate JV Agreement” means, that certain limited liability company agreement of Sun NG RV Resorts LLC, a Delaware limited liability company, dated as of June 1, 2018, by and among Sun NG LLC, a Michigan limited liability Company and NG Sun, LLC a Michigan limited liability company, as amended.

“Note” means a promissory note made by ~~the~~a Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C-1 with respect to ~~the~~ Multicurrency Committed RC Loans denominated in US Dollars, Exhibit C-2 with respect to ~~Australian Dollar~~Multicurrency Committed RC Loans denominated in Australian Dollars, Exhibit C-3 with respect to ~~Euro~~Multicurrency Committed RC Loans denominated in Euro, Exhibit C-4 with respect to ~~USD-A~~Multicurrency Committed RC Loans ~~and~~denominated in Sterling, Exhibit C-5 with respect to ~~USD-B~~Multicurrency Committed RC Loans denominated in Canadian Dollars, Exhibit C-6 with respect to AUD Committed RC Loans, Exhibit C-7 with respect to GBP Committed RC Loans, Exhibit C-8 with respect to Term Loans, and Exhibit C-9 with respect to USD Committed RC Loans.

“ Notice Deadline” means:

(a) with respect to a conversion of a US Dollar Loan from one Type to another, 1:00 P.M. (New York time) on the requested date of such conversion in the case of a conversion from Term SOFR Loans to Base Rate Loans or 10:00 A.M. (New York time) three U.S. Government Securities Business Days prior to the requested date of any such conversion in the case of a conversion from Base Rate Loans to Term SOFR Loans;

(b) with respect to a continuation of a Floating Rate Loan, two U.S. Government Securities Business Days prior to the requested date of any such continuation;

(c) with respect to a Borrowing:

(i) 1:00 P.M. (New York time) on the date of the proposed Borrowing, in the case of any Borrowing consisting of Base Rate Loans;

(ii) 10:00 A.M. (New York time) two U.S. Government Securities Business Days prior to the requested date of borrowing for any Term SOFR Loans or Daily RFR Loans denominated in US Dollars;

(iii) 10:00 A.M. (Sydney time) on the fourth Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of BBSY Loans under the AUD RC Tranche;

(iv) 10:00 A.M. (New York time) on the fourth Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of BBSY Loans under the Multicurrency RC Tranche;

(v) 10:00 A.M. (New York time) on the fourth Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of Eurocurrency Rate Loans;

(vi) 10:00 A.M. (New York time) on the fourth Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of CDOR Loans;

(vii) 2:00 P.M. (London time) on the second Daily RFR Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of a Borrowing of Daily RFR Loans under the GBP RC Tranche; or

(viii) 10:00 A.M. (New York time) on the fourth Daily RFR Business Day prior to the proposed Borrowing, in the case of a Borrowing consisting of a Borrowing of Daily RFR Loans denominated in Sterling under the Multicurrency RC Tranche and in the case of a Borrowing under the GBP Term Loan Tranche.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, or any Supported Hedge Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that in no event shall the Obligations of the Loan Parties under the Loan Documents include any Excluded Swap Obligations. The Obligations shall include the Erroneous Payment Subrogation Rights.

“OFAC” has the meaning specified in Section 6.16.

“ Operating Partnership” has the meaning specified in the recital of parties hereto.

“Operating Partnership Guaranty” means a payment guaranty (if required hereunder) executed by the Operating Partnership in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance acceptable to the Administrative Agent.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Currency” shall have the meaning assigned to such term in Section 11.21(a).

“Other Currency” shall have the meaning assigned to such term in Section 11.21(a).

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to ~~USD-A Committed RC Loans, USD-B Committed RC Loans and~~Loans denominated in US Dollars (including Swing Line Loans) on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such ~~USD-A Committed RC Loans, USD-B Committed RC Loans and Swing Line Loans, as the case may be,~~Loans occurring on such date; (ii) with respect to ~~Australian Dollar RC Loans~~Loans denominated in any currency other than US Dollars, the US Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such ~~Australian Dollar RC~~ Loans occurring on such date; (iii) with respect to ~~Euro Committed RC Loans, the US Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Euro Committed RC Loans occurring on such date; and (iv) with respect to~~ any L/C Obligations denominated in US Dollars on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by ~~the~~a Borrower of Unreimbursed Amounts; and (iv) with respect to any L/C Obligations denominated in any currency other than US Dollars on any date, the US Dollar Equivalent of the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by a Borrower of Unreimbursed Amounts.

“Park Holidays” means Park Holidays UK Limited, a UK limited company.

“Park Holidays Acquisition” means the acquisition by the Operating Partnership or a Subsidiary of the Operating Partnership of the Equity Interests in Tiger Topco 1 Limited, a private company limited by shares incorporated in England and Wales with registered number 10500425 pursuant to the Park Holidays Acquisition Agreement.

“ Park Holidays Acquisition Agreement” means that certain Agreement For The Sale And Purchase Of The Entire Issued Share Capital Of Tiger Topco 1 Limited, dated November 13, 2021 by and among Tiger VI Financing S.à r.l, Tiger VI Investment S.à r.l, and the certain other sellers referenced therein, SCI Bidco Limited (a subsidiary of the Operating Partnership) and the Operating Partnership.

“Park Holidays Acquisition Closing Date” means the “Completion Date” as such term is defined in the Park Holidays Acquisition Agreement.

“Parent” means Sun Communities, Inc., a Maryland corporation.

“Parent Guaranty” means the Limited Payment Guaranty executed by the Parent in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance acceptable to the Administrative Agent.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Participant” has the meaning specified in Section 11.06(d).

“Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.

“Payment Recipient” has the meaning specified in Section 10.13(a).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the ~~Borrower~~Operating Partnership and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“ Periodic Term SOFR Determination Date” has the meaning set forth in the definition of Term SOFR.

“Permitted Liens” means:

(a) ~~(a)~~ inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside, to the extent required by GAAP (or deposits made pursuant to applicable Law), and which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

(b) Liens for taxes and assessments on Property which are not yet past due; or Liens for Taxes for which adequate reserves have been set aside, to the extent required by GAAP, and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

(c) defects and irregularities in title to any Property which would not reasonably be expected to result in a Material Adverse Effect;

(d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property in the ordinary course;

(e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a similar project affecting Property in the ordinary conduct of the business of the applicable Person;

(f) rights reserved to or vested in any Governmental Authority to control or regulate, or obligations or duties to any Governmental Authority with respect to, the use of any Property;

(g) rights reserved to or vested in any Governmental Authority to control or regulate, or obligations or duties to any Governmental Authority with respect to, any right, power, franchise, grant, license, or permit;

(h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property in the ordinary conduct of the business of the applicable Person;

(i) statutory Liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business (but not in connection with the incurrence of any Indebtedness) with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto, to the extent required by GAAP, and, by reason of nonpayment, no Property is subject to a material impending risk of loss or forfeiture;

(j) covenants, conditions~~,~~ and restrictions ~~affecting the use of Property which may not give rise to any Lien against such Property in the ordinary conduct of the business of the applicable Person;~~, easements, zoning restrictions, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property for its present purposes;

(k) rights of tenants as tenants only under leases and rental agreements covering Property entered into in the ordinary course of business of the Person owning such Property;

(l) Liens consisting of pledges or deposits to secure obligations under workers’ compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

(m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business;

(n) deposits to secure the performance of bids, contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(o) Liens consisting of any right of offset, or statutory bankers’ lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers’ lien;

(p) Liens consisting of deposits of Property to secure statutory obligations of any Loan Party or any Subsidiary;

(q) Liens securing Obligations;

(r) Liens created by or resulting from any litigation or legal proceeding in the ordinary course of business which is currently being contested in good faith by appropriate proceedings; provided that, adequate reserves have been set aside and no material Property is subject to a material impending risk of loss or forfeiture;

(s) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; ~~and~~

(a) Liens consisting of other interests of lessees and lessors under leases of real or personal property (including ground leases under which the Operating Partnership or one of its Subsidiaries is the lessee or the lessor) made in the ordinary course of business that do not materially and adversely affect the use of the Property encumbered thereby for its intended purpose or the value there of; and

(b) rights of licensees as occupiers of property only, under license agreements entered into in the ordinary course of business of the Person owning such property;

(c) ~~(t)~~ Liens not otherwise permitted by the foregoing clauses (a) through (~~s~~u) to the extent attaching to properties and assets with an aggregate fair market value not in excess of, and securing liabilities not in excess of, US$5,000,000 (or the US Dollar Equivalent thereof for any amount denominated in any foreign currency) at any time outstanding.

“Permitted Senior Financing Provisions” means provisions that are contained in Senior Financing Loan Documents consisting of (a) limitations on the ability of the ~~Borrower~~Operating Partnership or a Subsidiary to make Restricted Payments or transfer property to the ~~Borrower~~Operating Partnership, the Parent, any other Loan Party or any owner of an Unencumbered Asset; which limitations are not, taken as a whole, materially more restrictive than those contained in this Agreement, (b) limitations on the creation of any Lien on any assets of a Person that are not, taken as a whole, materially more restrictive than those contained in this Agreement or any other Loan Document, (c) any requirement that Senior Financing Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured, or (d) any provisions that condition a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the ~~Borrower~~Operating Partnership or any ERISA Affiliate or any such Plan to which the ~~Borrower~~Operating Partnership or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 7.02.

“Preferred Interests and Equity (Northgate)” has the meaning ascribed to the term “Preferred Interest” on Schedules 1 and 2 of the Northgate JV Agreement.

“Preferred Units (Aspen)” has the meaning ascribed to the term “Preferred OP Units” in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Second Amended and Restated Limited Partnership Agreement and the terms of which have been subsequently modified by Amendments No. 146, 204 and 257 to the ~~Borrower’s~~Operating Partnership’s Second Amended and Restated Limited Partnership Agreement.

“ Pricing Certificate” means a certificate in substantially the form of Exhibit J hereto, duly certified by the Chief Financial Officer or other Responsible Officer of the Operating Partnership and attaching a true and correct copy of the GRESB Real Estate Assessment (or, in the case of the Annual Period ending December 31, 2021, the ISS ESG Rating and Ranking Report) for the Operating Partnership for the immediately preceding Annual Period and setting forth the Sustainability Facility Fee Adjustment and the Sustainability Margin Adjustment for the period covered thereby, and computations in reasonable detail in respect thereof.

“Pricing Certificate Inaccuracy” has the meaning specified in Section 2.20.

“Pro Rata Swing Line Share” means, with respect to each Swing Line Lender, the ratio of such Swing Line Lender’s Swing Line Commitment to the total Swing Line Commitments of all of the Swing Line Lenders.

“Property” means any Real Property which is owned or leased, directly or indirectly, by a Loan Party.

“Property Owners” means, collectively, each Subsidiary which owns or leases an Unencumbered Asset and “Property Owner” means any one of the Property Owners.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 7.02.

“Purchasing Bank” has the meaning specified in Section 2.19(a).

“Purchasing Lender” has the meaning specified in Section 2.16(f).

“QFC” has the meaning specified in Section 11.22.

“QFC Credit Support” has the meaning specified in Section 11.22.

“ Qualifying Ground Lease” means a lease of Real Property containing the following terms and conditions: (a) a remaining term (including any unexercised extension options as to which there are no conditions precedent to exercise thereof other than the giving of a notice of exercise) of (x) 25 years or more from the Closing Date or (y) such lesser term as may be acceptable to the Administrative Agent and which is customarily considered “financeable ” by institutional lenders making loans secured by leasehold mortgages (or equivalent) in the jurisdiction of the applicable Real Property; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (d) such other rights customarily required by mortgagees in the applicable jurisdiction making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease. Notwithstanding the foregoing, the leases set forth on Schedule 1.01(F) hereto as in effect as of the Amendment No. 1 Effective Date shall be deemed to be Qualifying Ground Leases.

“Ratings Grid” has the meaning specified in the definition of Applicable Rate.

“ RC Loan” means a Committed RC Loan.

“~~RCF-A~~RCF Maturity Date” has the meaning specified in the definition of Maturity Date.

~~“RCF-B Maturity Date” has the meaning specified in the definition of Maturity Date.~~

“Real Property” of any Person means all of the right, title, and interest of such Person in and to land, improvements, and fixtures.

“Recourse Indebtedness” means Indebtedness for borrowed money other than Non-Recourse Indebtedness.

“Reference Time” with respect to any setting of the then-current Benchmark for any currency means (a) if such Benchmark is the Daily RFR Rate, four (4) Daily RFR Business Days prior to (A) if the date of such setting is a Daily RFR Business Day, such date or (B) if the date of such setting is not a Daily RFR Business Day, the Daily RFR Business Day immediately preceding such date, (b) if such Benchmark is the Adjusted Eurocurrency Rate, 11:00 A.M. (Brussels time) on the day that is two Eurocurrency Banking Days preceding the date of such setting and (c) otherwise, the time determined by the Administrative Agent, including in accordance with the Benchmark Replacement Conforming Changes.

“Register” has the meaning specified in Section 11.06(c).

“REIT” means ~~a Person~~an entity that is qualified to be treated for tax purposes as a real estate investment trust under Sections 856-860 of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“ Relevant Interbank Market” means, in relation to (a) Australian Dollars, the Australian bank bill market, (b) Canadian Dollars, the Canadian interbank market, (c) Sterling, the Sterling wholesale market, (d) Euro, the Euro interbank market, (e) US Dollars, the U.S. interbank market or (f) any other currency of any other jurisdiction, the applicable interbank market of such jurisdiction.

“Reorganization Plan” has the meaning set forth in Section 11.06(h)(iii).

“Replacement Lender” means an Eligible Assignee designated by the ~~Borrower~~Operating Partnership and approved by the Administrative Agent (such approval not to be unreasonably withheld).

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed RC Loans, a Committed RC Loan Notice, (b) with respect to a Borrowing of Term Loans, a Term Loan Notice, (c) with respect to an L/C Credit Extension, a Letter of Credit Application, and (~~c~~d) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having at least 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02, Lenders holding in the aggregate at least 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Tranche Lenders” means, as of any date of determination with respect to a Tranche, Lenders under such Tranche having at least 50% of the aggregate Commitments with respect to such Tranche or, if the commitment of each Lender to make Loans under such Tranche (and, in the case of the ~~USD-A~~Multicurrency RC Tranche, the obligation of each applicable L/C Issuer to make L/C Credit Extensions) has been terminated pursuant to Section 9.02, Lenders holding in the aggregate at least 50% of the Outstanding Amount of all Loans under such Tranche (and, in the case of the ~~USD-A~~Multicurrency RC Tranche, all L/C Obligations, with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the applicable Loans held or deemed held by, any Defaulting Lender under such Tranche shall be excluded for purposes of making a determination of Required Tranche Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, senior vice president – finance, or vice president – finance of a Loan Party, Park Holidays or Safe Harbor, as applicable, and solely for purposes of the delivery of incumbency certificates pursuant to Section 5.01, the secretary or any assistant secretary of a Loan Party, Park Holidays or Safe Harbor, as applicable. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party, Park Holidays or Safe Harbor, as applicable shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, Park Holidays or Safe Harbor and such Responsible Officer, shall be conclusively presumed to have acted on behalf of such Loan Party, Park Holidays or Safe Harbor.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the ~~Borrower~~Parent, the Operating Partnership or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the ~~Borrower’s~~Parent ’s or the Operating Partnership’s, as applicable, stockholders, partners or members (or the equivalent Person thereof), including, in each case, by way of a Division.

“Revolving Credit Commitment” means, with respect to any Lender at any time, the sum of such Lender’s (a) ~~USD-A~~AUD RC Commitment, (b) ~~USD-B~~GBP RC Commitment ~~and~~, (c) Multicurrency RC ~~Credit~~ Commitment and (d) USD RC Commitment, and “Revolving Credit Commitments” means the aggregate principal amount of the Revolving Credit Commitments of all of the Lenders, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16. The aggregate Revolving Credit Commitment as of the ~~Closing~~Amendment No. 1 Effective Date shall equal US$~~2,000,000,000~~ 3,050,000,000.

~~“ Rollover Borrowing” means any Loan (as defined in the Existing Credit Agreement) described on Schedule 1.01(E) hereto.~~

~~“Rollover Interest Period~~” ~~means, with respect to any Rollover Borrowing, the Interest Period set forth with respect to such Rollover Borrowing on Schedule 1.01(E) hereto.~~

“ Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Commitments in respect of Committed RC Loans at such time.

“ Revolving Credit Tranche” means the AUD RC Tranche, the GBP RC Tranche, the Multicurrency RC Tranche and/or the USD RC Tranche, as the context may require.

“ RFR Administrator’s Website” means the SONIA Administrator’s Website or the SOFR Administrator’s Website, as applicable.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto.

“Safe Harbor” means Safe Harbor Marinas, LLC, a Delaware limited liability company.

“Sanctions” has the meaning specified in Section 6.16.

“Screen Rate” means (a) for any ~~Eurocurrency Rate Committed RC Loan denominated in US Dollars, the USD LIBOR Rate,~~Canadian Dollar Loans, CDOR, (b) for any ~~Eurocurrency Rate Committed RC Loan denominated in Euros~~Euro Loans, the EURIBOR Rate ~~and~~, (c) for any Australian Dollar Loans, the BBSY Rate and (d) for any US Dollar Loans, the Term SOFR Reference Rate.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Indebtedness” means for any Person, Indebtedness of such Person that is secured by a Lien.

“Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Selling Bank” has the meaning specified in Section 2.19(a).

“Selling Lender” has the meaning specified in Section 2.16(f).

“Senior Financing Loan Documents” means the loan documents relating to any Senior Financing Transaction.

“Senior Financing Obligations” means Indebtedness in respect of a Senior Financing Transaction.

“Senior Financing Transaction” means a financing transaction in which senior Unsecured Indebtedness or senior Secured Indebtedness (other than Indebtedness under Customary Carve-out Agreements) is the obligation of any Loan Party or any direct or indirect owner of an Unencumbered Asset.

“Series A-1 Preferred Units (Kentland)” has the meaning ascribed to the term “Series A-1 Preferred Units” in Article 18 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which series of units was initially created by Amendment No. 275 to the ~~Borrower’s~~Operating Partnership’s Second Amended and Restated Limited Partnership Agreement.

“Series A-3 Preferred Units (Morgan)” has the meaning ascribed to the term “Series A-3 Preferred Units” in Article 20 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which series of units was initially created by Amendment No. 287 to the ~~Borrower’s~~Operating Partnership’s Second Amended and Restated Limited Partnership Agreement.

“Series A-4 Preferred Units” has the meaning ascribed to the term “Series A-4 Preferred Units” in Article 21 of the ~~Borrower’s~~ Operating Partnership’s Third Amended and Restated Limited Partnership Agreement, as amended, which series of units was initially created by No. 2 to the ~~Borrower’s~~Operating Partnership’s Third Amended and Restated Limited Partnership Agreement.

“Series C Preferred Units” has the meaning ascribed to the term “Series C Preferred Units” in Article 22 of the ~~Borrower’s~~Operating Partnership’s Third Amended and Restated Limited Partnership Agreement, as amended, which series of units was initially created by No. 7 to the ~~Borrower’s~~Operating Partnership’s Third Amended and Restated Limited Partnership Agreement.

“Series D Preferred Units” has the meaning ascribed to the term “Series D Preferred Units” in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement.

“Series E Preferred Units” has the meaning ascribed to the term “Series E Preferred Units”, in Article 1 of the ~~Borrowers~~Operating Partnerships Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s First Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“Series F Preferred Units” has the meaning ascribed to the term “Series F Preferred Units”, in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Fourth Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“Series G Preferred Units” has the meaning ascribed to the term “Series G Preferred Units”, in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Sixth Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“Series H Preferred Units” has the meaning ascribed to the term “Series H Preferred Units”, in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Seventh Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“Series I Preferred Units” has the meaning ascribed to the term “Series I Preferred Units”, in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Eighth Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“Series J Preferred Units” has the meaning ascribed to the term “Series J Preferred Units”, in Article 1 of the ~~Borrower’s~~Operating Partnership’s Fourth Amended and Restated Limited Partnership Agreement, as amended, which class of units was initially created by the ~~Borrower’s~~Operating Partnership’s Ninth Amendment to the Fourth Amended and Restated Limited Partnership Agreement.

“SHM Acquisition” means the transactions contemplated by the Acquisition Agreement.

“SHM Assets” means those assets directly or indirectly acquired by the ~~Borrower~~Operating Partnership in the SHM Acquisition.

“Site” means a pad leased or to be leased to an individual on which such individual places a single manufactured home or recreational vehicle.

“SOFR ” means a rate per annum equal to the secured overnight financing rate for the applicable Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).

“Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

“ SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“ SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“Sterling” and “£” each means lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“ Sterling Loan” means a Loan denominated in Sterling.

“Subfacility ” means any of the Multicurrency Swing Line Facility or any Letter of Credit Facility, as the context may require.

“Sublimit” means ~~the~~a Letter of Credit Sublimit and/or ~~the~~a Swing Line Sublimit, as the context requires.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity either (a) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person or (b) that for accounting purposes is consolidated with the ~~Borrower~~Operating Partnership in accordance with GAAP. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the ~~Borrower~~Operating Partnership.

“Subsidiary Guarantors” means, all Subsidiaries that execute the Subsidiary Guaranty as of the date of this Agreement or in the future in accordance with Section 7.14 of this Agreement (exclusive of any Subsidiary Guarantor that is released pursuant to Section 7.14 of this Agreement) and “Subsidiary Guarantor” means any one of the Subsidiary Guarantors.

“Subsidiary Guaranty” means the Guaranty (if any) executed by each Subsidiary Guarantor in favor of the Administrative Agent, for the benefit of the Lenders, in form and substance substantially similar to Exhibit H hereto or otherwise acceptable to the Administrative Agent.

“ Substitute Daily RFR Rate” means, with respect to any Daily RFR Business Day and Loans denominated in Sterling, (a) the percentage rate per annum which is the aggregate of (i) the applicable Central Bank Rate for that Daily RFR Business Day and (ii) the applicable Central Bank Rate Adjustment; or (b) if the applicable Central Bank Rate for such Daily RFR Business Day is not available, the percentage rate per annum which is the aggregate of (i) the most recent Central Bank Rate for a day which is no more than five (5) Daily RFR Business Days before that Daily RFR Business Day and (ii) the applicable Central Bank Rate Adjustment; rounded, in each case, to four decimal places.

“Substitute Rate” shall have the meaning assigned to such term in Section 3.04(a).

“Successor Rate Conforming Changes” means, with respect to any proposed successor benchmark rate pursuant to clause (ii) of Section 3.03(~~d~~f), any conforming changes to (a) the definitions of Base Rate and Interest Period, (b) timing and frequency of determining rates and making payments of interest and (c) other administrative matters as may be appropriate, in the reasonable discretion of the Administrative Agent, to (i) reflect the adoption of such successor benchmark rate and (ii) permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such successor benchmark rate exists, in such other manner of administration as the Administrative Agent reasonably determines in consultation with the ~~Borrower~~Operating Partnership).

~~“Supplemental Tranche” has the meaning set forth in Section 2.20.~~

~~“ Supplemental Tranche Request” has the meaning set forth in Section 2.20.~~

“Supported Hedge Agreement” means any Swap Contract required or permitted under Article VIII that is entered into by and between any Loan Party and any Swap Bank.

“Supported QFC” has the meaning specified in Section 11.22.

“ Sustainability Facility Fee Adjustment” means:

(a) with respect to the Annual Period ending December 31, 2021, zero basis points;

(b) with respect to the Annual Periods ending December 31, 2022, December 31, 2023, December 31, 2024, December 31, 2025 and December 31, 2026, the number of basis points (positive, negative or zero) as indicated in the Sustainability Pricing Grid.

“ Sustainability Margin Adjustment ” means:

(a) with respect to the Annual Period ending December 31, 2021, negative 1.0 basis points, if the Operating Partnership’s ISS ESG Rating and Ranking Report for the Annual Period ending December 31, 2021 shows an incremental letter grade improvement (i.e. ISS rating improves from D+ to C-) from the Operating Partnership’s ISS score for the Annual Period ending December 31, 2020;

(b) with respect to the Annual Periods ending December 31, 2022, December 31, 2023, December 31, 2024, December 31, 2025 and December 31, 2026, the number of basis points (positive, negative or zero) as indicated in the Sustainability Pricing Grid.

“Sustainability Pricing Grid” means the following grid:

		2022 Sustainability Rating Change	2023 Sustainability Rating Change	2024 Sustainability Rating Change	2025 Sustainability Rating Change	2026 Sustainability Rating Change
Margin Adjustment	Facility Fee Adjustment
(4.0 bps)	(1.0 bps)	> 25%	> 17.5%	> 12.5%	GRESB 4 Star	GRESB 5 Star
(2.0 bps)	(0.50 bps)	> 12.5% but < 25%	> 10% but < 17.5	> 7.5% but < 12.5%	> 7.5%	> 5.0%
No change	No change	> 5.0% but < 12.5%	> 2.5% but < 10.0%	> 1.0% but < 7.5%	> (2.5%) but < 7.5%	> (2.5%) but < 5.0%
+ 2.0 bps	+ 0.50 bps	> (2.5%) but < 5.0%	> (5.0%) but < 2.5%	> (7.5%) but < 1.0%	> (7.5%) but < (2.5%)	> (7.5%) but < (2.5%)
+ 4.0 bps	+ 1.0 bps	< (2.5%)	< (5.0%)	< (7.5%)	< (7.5%)	< (7.5%)

“Sustainability ~~Metric~~Pricing Adjustment Date” has the meaning specified in ~~the definition of Applicable Rate~~Section 2.20 .

~~“Sustainability Rating” means the environmental social and governance (ESG) rating obtained by the Borrower from Dow Jones, S&P, GRESB or any similar index reasonably approved by the Administrative Agent.~~

“Sustainability Rating” means, with respect to any Annual Period, the “GRESB Score”, as calculated and assigned to the Operating Partnership from time to time by GRESB and published in the most recently released GRESB Real Estate Assessment for the Operating Partnership; provided, however that notwithstanding anything to the contrary herein:

(a) the Sustainability Rating for the Annual Period ending December 31, 2020 is based on the Company’s sustainability rating from Institutional Shareholder Services (“ISS” ) and shall be deemed to be the Operating Partnership’s Sustainability Rating as in effect as of the Amendment No. 1 Effective Date which is on file with the Administrative Agent;

(b) the calculation of the Sustainability Rating Change from the year ending December 31, 2020 to the year ending December 31, 2021 shall be based on the Company’s sustainability rating for each such year from ISS;

(c) the calculation of the Sustainability Rating Change from the year ending December 31, 2021 to the year ending December 31, 2022 shall be based on the Company’s sustainability rating from GRESB for the year ending December 31, 2021 and the Company’s sustainability rating from GRESB for the year ending December 31, 2022; and

(d) the calculation of the Sustainability Rating Change for all years from and after the year ending December 31, 2022 shall be based on the Company’s sustainability rating from GRESB for such year.

“Sustainability Rating Change” means, for any Annual Period, the percentage change of the Sustainability Rating over the Sustainability Rating for the immediately preceding Annual Period (provided, however, that in the case of ISS ratings scores, the Sustainability Rating Change shall mean an incremental letter grade improvement over the prior Annual Period).

“ Co-Sustainability Structuring Agents” means, individually and collectively, as the context may require, BofA Securities, Inc., in its capacity as a co-sustainability structuring agent, Citibank, N.A., in its capacity as a co-sustainability structuring agent and Sumitomo Mitsui Banking Corporation, in its capacity as a co-sustainability structuring agent.

“Swap Bank” means a Lender or an Affiliate of a Lender in its capacity as a party to a Swap Contract with a Loan Party.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.05.

“Swing Line Commitment” means, with respect to any Swing Line Lender at any time, the amount set forth opposite the applicable Swing Line Lender’s name on Schedule 1.01(A) hereto under the caption “Swing Line Commitment”, or, if such Swing Line Lender has entered into one or more Assignment and Assumptions, set forth for such Swing Line Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Swing Line Lender’s “Swing Line Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07.

“Swing Line Exposure” means, at any time, the aggregate Outstanding Amount of all Swing Line Loans.

“Swing Line Lender” means each of Citibank, Citizens Bank, N.A., Bank of America, N.A., Bank of Montreal, Royal Bank of Canada and JPMorgan Chase Bank, N.A. in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.05(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means US$200,000,000 of the aggregate Commitments of the Lenders in respect of the ~~USD-A~~Multicurrency Committed RC Loans. The Swing Line Sublimit is part of, and not in addition to, the aggregate ~~USD-A~~Multicurrency RC Commitments.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euros.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“ Term Loan” has the meaning set forth in Section 2.01(b).

“ Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans having the same Interest Period made by each of the Lenders pursuant to Section 2.01(b).

“ Term Loan Commitment” means, with respect to any Term Loan Lender at any time, the amount set forth opposite the applicable Term Loan Lender’s name on Schedule 1.01(A) hereto under the caption “Term Loan Commitment”, or, if such Term Loan Lender has entered into one or more Assignment and Assumptions, set forth for such Term Loan Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Term Loan Lender’s “Term Loan Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07.

“ Term Loan Lender” means any Person that is a Lender hereunder in respect of the Term Loan Tranche in its capacity as a Lender in respect of such Tranche.

“ Term Loan Maturity Date” has the meaning specified in the definition of Maturity Date.

“ Term Loan Notice” means a notice of a Term Loan Borrowing pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A-2.

“Term Loan Tranche” means, at any time, the aggregate amount of the Lenders’ Term Loan Commitments at such time and, without duplication, the Term Loans outstanding at such time.

“ Term SOFR” means:

(a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that with respect to any L/C Advance, L/C Borrowing or deemed Committed RC Borrowing under Section 2.04(c), the Term SOFR Reference Rate for a one-month Interest Period on the day that is two (2) U.S. Government Securities Business Days prior to the date of the Borrowing or deemed Borrowing of such L/C Advance or L/C Borrowing shall apply; provided further that if as of 5:00 P.M. (New York time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Date”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 P.M. (New York time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day.

“ Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“ Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“ Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Total Asset Value” means at any time for the Consolidated Group, without duplication, the sum of the following: (a) for all Marina Property and Real Property assets (which, for the sake of clarity, includes the Marina Real Estate Assets without duplication) and rental units owned by the Consolidated Group for the entire most recently ended period of four fiscal quarters (other than Construction in Progress), an amount equal to (x) Net Operating Income for the most recently ended period of four fiscal quarters for such Marina Property and Real Property assets (which, for the sake of clarity, includes the Marina Real Estate Assets without duplication) and rental units, divided by (y) the applicable Capitalization Rate, plus (b) for all Marina Assets and Real Property assets and rental units owned by the Consolidated Group for less than the entire most recently ended period of four fiscal quarters (other than Construction in Progress), an amount equal to the aggregate acquisition cost of such assets and rental units, plus (c) the aggregate book value of all Improved Land Holdings and unimproved land holdings, other than Construction in Progress, plus (d) for all rental units owned by the Consolidated Group that are being held for sale or lease and which would have no value attributed to them on account of clauses (a) through (c) above, an amount equal to the aggregate book value of such rental units, plus (e) the aggregate book value of mortgage or mezzanine loans, notes receivable and/or Construction in Progress owned by the Consolidated Group, plus (f) the Consolidated Group’s pro rata share of the foregoing items and components attributable to interests in Unconsolidated Affiliates, plus (g) unrestricted cash and Cash Equivalents owned by the ~~Borrower~~Operating Partnership and its Subsidiaries, plus (h) the Fair Market Value of all Marketable Securities owned by the ~~Borrower~~Operating Partnership and its Subsidiaries; provided, however, that the portion of Total Asset Value attributable to (i)(v) unimproved land holdings, (w) Construction in Progress holdings, (x) Unconsolidated Affiliates and non-wholly owned Subsidiaries, (y) Real Property assets that are not manufactured home communities, recreational vehicle communities, caravan communities, park holiday communities, or marina properties or any other similar type of property, and (z) mortgages, mezzanine loans and notes receivable (provided that all collateralized receivables (within the meaning of GAAP) shall be subject to the limitation set forth in clause (ii) below) shall not exceed in the aggregate twenty percent (20%) of Total Asset Value, (ii) unrestricted cash and Cash Equivalents shall not exceed in the aggregate US$25,000,000 in the aggregate, and (iii) all collateralized receivables (within the meaning of GAAP) shall not exceed twenty percent (20%) of Total Asset Value, with any excess in each case excluded from such calculation~~; provided further that through December 31, 2021, the portion of Total Asset Value attributable to the Marina Assets acquired in the SHM Acquisition shall be valued at the Purchase Price (as defined in the Acquisition Agreement)~~. For the avoidance of doubt, Net Operating Income attributable to all such Marina Property and Real Property (which, for the sake of clarity, includes the Marina Real Estate Assets without duplication) assets and rental units that were sold or otherwise disposed of during any period of calculation shall be excluded from the calculation of Total Asset Value. Notwithstanding the foregoing, the ~~Borrower~~Operating Partnership may elect to exclude from Total Asset Value that portion of Total Asset Value attributable to certain Unconsolidated Affiliates so long as such exclusion does not exceed ten percent (10%) of Total Asset Value at any time. In such event, the Indebtedness attributable to such Unconsolidated Affiliates may also be excluded from Indebtedness.

“Total Indebtedness” means all Indebtedness of the Consolidated Group determined on a consolidated basis.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations (which, for the avoidance of doubt, shall be expressed in US Dollars or the US Dollar Equivalent for any Loans and L/C Obligations denominated in currencies other than US Dollars).

“Total Revolving Loan Outstanding” means the aggregate Outstanding Amount of all Committed RC Loans and all L/C Obligations in respect of the Revolving Credit Facility.

“Total Secured Indebtedness” means all Secured Indebtedness of the Consolidated Group determined on a consolidated basis.

“Total Unencumbered Cash Flow” means at any time, the Unencumbered Pool NOI for all Unencumbered Assets, minus an amount equal to the paid management fees in respect of all Unencumbered Assets annualized.

“Total Unsecured Indebtedness” means all Indebtedness of the Consolidated Group (other than Total Secured Indebtedness) determined on a consolidated basis.

“Trade Date” has the meaning set forth in Section 11.06(h).

“Trading with the Enemy Act” means the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto.

“Tranche” means each of the ~~USD-A~~AUD RC Tranche, the ~~USD-B~~GBP RC Tranche, the Multicurrency RC Tranche, the USD RC Tranche and the ~~Multicurrency RC Credit~~Term Loan Tranche.

“ Treasury Regulations” means the regulations promulgated by the U.S. Treasury Department under the Code.

“ True-Up Amount” has the meaning specified in Section 2.20.

“Type” means (i) for ~~Loans denominated in~~any US ~~Dollars~~Dollar Loan, its character as a Base Rate Loan ~~or a Eurocurrency Rate Committed RC~~, a Term SOFR Loan or a Daily RFR Loan, (ii) for ~~Loans denominated in Australian Dollars,~~any Australian Dollar ~~RC Loans and (iii) for Loans denominated in Euro,~~Loan, its character as a BBSY Loan, (iii) for any Canadian Dollar Loan, its character as a CDOR Loan, (iv) for any Euro Loan, its character as a Eurocurrency Rate ~~Committed RC Loans~~Loan and (v) for any Sterling Loan, its character as a Daily RFR Loan.

“UCP” has the meaning specified in Section 2.04(g).

“ UK Borrowers” means the Operating Partnership and each Additional Borrower (if any) that is designated as a Borrower with respect to the GBP RC Tranche.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unconsolidated Affiliate” means an affiliate of the ~~Borrower~~Operating Partnership whose financial statements are not required to be consolidated with the financial statements of the ~~Borrower~~Operating Partnership in accordance with GAAP.

“Unencumbered Asset” means a Property that is designated as an Unencumbered Asset by the ~~Borrower~~Operating Partnership and is an Eligible Property.

“Unencumbered Asset Certificate” means a certificate in substantially the form of Exhibit G (or such other form approved by the Administrative Agent) certified by a Responsible Officer of the ~~Borrower~~Operating Partnership.

“Unencumbered Debt Yield” means, at any time, the aggregate Total Unencumbered Cash Flow divided by the Total Unsecured Indebtedness.

“Unencumbered Pool NOI” means, at any time with respect to any Real Property asset (including any Marina Real Estate Asset) and Marina Property owned by any Person or rental unit owned by any Person and located on a Real Property asset (including any Marina Real Estate Asset) that is an Unencumbered Asset, (i) if owned for at least twelve (12) months, the Net Operating Income derived from such Real Property asset (including any Marina Real Estate Asset), Marina Property or rental unit for the trailing twelve months; (ii) if owned for at least one fiscal quarter but less than twelve months (and the ~~Borrower~~Operating Partnership has not made the election set forth in clause (iv) of this paragraph), the Net Operating Income derived from such Real Property asset or rental unit for the most recent fiscal quarter times four; (iii) if owned for less than one fiscal quarter (and ~~Borrower~~the Operating Partnership has not made the election set forth in clause (iv) of this paragraph), the Net Operating Income derived from such Real Property asset (including any Marina Real Estate Asset), Marina Property or rental unit for most recent quarter of historical financials times four; and (iv) if owned for less than twelve (12) months, at the ~~Borrower’s~~Operating Partnership’s election (absent which election clause (ii) or (iii) shall apply, as applicable), the Net Operating Income derived from such real property asset (including any Marina Real Estate Asset), Marina Property, or rental unit for the trailing twelve (12) months. For the avoidance of doubt, the Net Operating Income of a real property asset (including any Marina Real Estate Asset), Marina Property, or rental unit that is sold by a Person within the trailing twelve months will be excluded in calculating Unencumbered Pool NOI. In no event shall the Unencumbered Pool NOI for any Unencumbered Asset or rental unit be less than zero. For the purposes of calculating Unencumbered Pool NOI:

~~(a) no single Unencumbered Asset may account for greater than twenty percent (20%) of the aggregate Unencumbered Pool NOI, with any excess over such limit being deducted from the aggregate Unencumbered Pool NOI;~~

~~(b) no more than fifty percent (50%) of the aggregate Unencumbered Pool NOI may be from Net Operating Income derived from recreational vehicle communities with any excess over such limit being deducted from the aggregate Unencumbered Pool NOI;~~

(a) ~~(c)~~ no more than twenty percent (20%) of the aggregate Unencumbered Pool NOI may be from Net Operating Income derived from rental units with any excess Net Operating Income derived from rental units over such limit being deducted from the aggregate Unencumbered Pool NOI;

(b) ~~(d)~~ no more than sixty percent (60%) of the aggregate Unencumbered Pool NOI may be from Net Operating Income derived from Marina Assets with any excess Net Operating Income derived from Marina Assets over such limit being deducted from the aggregate Unencumbered Pool NOI (the “Marina Cap”); provided, however, that the Marina Cap will be reduced on each anniversary of the Closing

Date by two percent (2%) until the Marina Cap is equal to fifty percent (50%). In the event of a Material Acquisition, upon the ~~Borrower’s~~Operating Partnership’s written request to the Administrative Agent, the Marina Cap shall be increased to sixty percent (60%) as of the date of such Material Acquisition; provided further that on the date occurring one year following such Material Acquisition, the Marina Cap shall be reduced to the then-applicable percentage;

~~(e) the aggregate Unencumbered Pool NOI from Net Operating Income derived from Unencumbered Assets that are recreational vehicle sites shall not exceed fifty percent (50%) of the Unencumbered Pool NOI from assets other than Marina Assets, with any Net Operating Income over such limit being deducted from the aggregate Unencumbered Pool NOI; and~~

(c) ~~(f)~~ no more than ~~ten~~15 percent (~~10~~15%) of the aggregate Unencumbered Pool NOI may be from Net Operating Income derived from properties located in Canada, Australia, The Bahamas, ~~the United Kingdom (including its territories),~~ Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Poland, Portugal, Spain, Sweden or any other jurisdiction as is agreed to by the Required Lenders, with any excess Net Operating Income derived from such properties over such limit being deducted from the aggregate Unencumbered Pool NOI~~.~~; and

(d) no more than 10 percent (10%) of the aggregate Unencumbered Pool NOI may be from Net Operating Income derived from properties located in any jurisdiction not described in clause (c) (other than, for the avoidance of doubt, the United States or the United Kingdom) unless agreed to by the Required Lenders, with any excess Net Operating Income derived from such properties over such limit being deducted from the aggregate Unencumbered Pool NOI.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.04(c)(i).

“Unsecured Indebtedness” means for any Person, Indebtedness of such Person other than Secured Indebtedness of such Person.

“Unused Multicurrency RC ~~Credit~~ Commitment” means, with respect to any Lender ~~with a Multicurrency RC Credit Commitment~~ at any time, (a) such Lender’s Multicurrency RC ~~Credit~~ Commitment at such time, minus (b) the sum of (i) the aggregate Outstanding Amount of all Multicurrency Committed RC Loans made by such Lender (in its capacity as a Lender), plus (ii) such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus (iii) such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans.

“ Unused AUD RC Commitment” means, with respect to any Lender with an AUD Commitment at any time, (a) such Lender’s AUD Commitment at such time minus (b) the aggregate Outstanding Amount of all AUD Committed RC Loans made by such Lender (in its capacity as a Lender).

“Unused ~~USD-A~~GBP RC Commitment” means, with respect to any Lender at any time, (a) such Lender’s ~~USD-A~~GBP RC Commitment at such time, minus (b) the sum of ~~(i)~~ the aggregate Outstanding Amount of all ~~USD-A~~GBP Committed RC Loans made by such Lender (in its capacity as a Lender)~~, plus (ii) such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus (iii) such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans~~.

“Unused ~~USD-B~~USD RC Commitment” means, with respect to any Lender at any time, (a) such Lender’s ~~USD-B~~USD RC Commitment at such time, minus (b) the sum of the aggregate Outstanding Amount of all ~~USD-B~~USD Committed RC Loans made by such Lender (in its capacity as a Lender).

“Unused Rate” means the following percentages per annum based upon the Daily Usage as set forth below:

Daily Usage	Unused Rate
<50%	0.20%
>50%	0.15%

“~~USD-A~~USD Committed RC Loan” has the meaning specified in Section  2.01(a)(~~i~~iv ).

“ USD RC Borrower” means the Operating Partnership and each Additional Borrower (if any) that is designated as a Borrower with respect to the USD RC Tranche.

“~~USD-A~~USD RC Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule 1.01(A) hereto under the caption “~~USD-A~~USD RC Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Lender’s “~~USD-A~~USD RC Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16.

~~“USD-A RC Tranche” means, at any time, the aggregate amount of the Lenders’ Commitments in respect of USD-A Committed RC Loans at such time.~~

“~~USD-A Revolving~~USD RC Lender” means any Person that is a Lender hereunder in respect of the ~~USD-A~~USD RC Tranche in its capacity as a Lender in respect of such Tranche.

~~“USD Committed RC Loan” means a USD-A Committed RC Loan, a USD-B Committed RC Loan or a Multicurrency Committed RC Loan denominated in US Dollars.~~

~~“USD-B Committed RC Loan” has the meaning specified in Section 2.01(a)(ii).~~

~~“ USD-B RC Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule 1.01(A) hereto under the caption “USD-B RC Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.06(c) as such Lender’s “USD-B RC Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.07 or increased pursuant to Section 2.16.~~

“~~USD-B~~USD RC Tranche” means, at any time, the aggregate amount of the Lenders’ USD RC Commitments ~~in respect of USD-B Committed RC Loans~~ at such time.

~~“USD LIBOR Rate” has the meaning specified in the definition of Eurocurrency Rate.~~

~~“ USD RC Loans” means (a) USD-A Committed RC Loans, (b) USD-B Committed RC Loans and/or (c) Multicurrency Committed RC Loans denominated in US Dollars, as the context requires.~~

“US Dollar Equivalent” means, in relation to an amount denominated or expressed in Australian Dollars, Euro, Canadian Dollars, Sterling or any other non-U.S. currency, (a) the equivalent thereof in US Dollars converted at the Agent’s Spot Rate of Exchange as of the date of determination or (b) if such amount has been hedged in accordance with the terms of a Swap Contract, the equivalent thereof in US Dollars converted in accordance with such Swap Contract.

“ US Dollar Loan” means a Loan denominated in US Dollars.

“US Dollars” or “US$” means the lawful currency on the date hereof of the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.22.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include~~,~~”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation~~.~~”. The word “will” shall be construed to have the same meaning and effect as the word “shall~~.~~”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto~~,~~”, “herein~~,~~”, “hereof” and “hereunder~~,~~”, and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including~~;~~”; the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including~~.~~”.

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms. All accounting terms not specifically or completely defined herein and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP as applied in a manner consistent with that used in preparing the Audited Financial Statements notwithstanding any subsequent changes in GAAP. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the ~~Borrower~~Operating Partnership and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

1.04 Rounding. Any financial ratios required to be maintained by the ~~Borrower~~Operating Partnership pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to (i) London time in connection with matters relating to the GBP RC Tranche, (ii) Sydney time in connection with matters relating to the AUD RC Tranche, and (iii) in all other cases, Eastern time (daylight or standard, as applicable).

1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS

2.01 Committed RC Loans; Term Loans. (a) (i) ~~USD-A~~AUD Committed RC Loans. Each Lender with ~~a USD-A~~an AUD RC Commitment severally agrees, on the terms and conditions set forth herein, to make revolving loans (each such loan, ~~a~~an “~~USD-A~~AUD Committed RC Loan”) in ~~US~~Australian Dollars to the ~~Borrower~~Australia Borrowers from time to time on any Business Day during the Availability Period, in an amount for each such ~~USD-A~~AUD Committed RC Loan not to exceed such Lender’s Unused ~~USD-A~~AUD RC Commitment at such time~~, provided that the aggregate amount of the USD-A RC Commitments of the USD-A Revolving Lenders shall be deemed used from time to time to the extent of the Swing Line Loans and the Outstanding Amount of L/C Obligations~~. The Facility Exposure with respect to the ~~USD-A~~AUD RC Tranche shall not at any time exceed the aggregate ~~USD-A~~AUD RC Commitments. Within the limits of each Lender’s Unused ~~USD-A~~AUD RC Commitment in effect from time to time and during the Availability Period, the ~~Borrower~~Australia Borrowers may borrow under this Section 2.01(a)(i), prepay under Section 2.06 and reborrow under this Section 2.01(a)(i). All AUD Committed RC Loans shall be BBSY Loans.

(ii) ~~USD-B~~GBP Committed RC Loans. Each Lender with a ~~USD-B~~GBP RC Commitment severally agrees, on the terms and conditions set forth herein, to make revolving loans (each such loan, a “~~USD-B~~GBP Committed RC Loan”) in ~~US Dollars~~Sterling to the ~~Borrower~~UK Borrowers from time to time on any Business Day during the Availability Period, in an amount for each such ~~USD-B~~GBP Committed RC Loan not to exceed such Lender’s Unused ~~USD-B~~GBP RC Commitment at such time. The Facility Exposure with respect to the ~~USD-B~~GBP RC Tranche shall not at any time exceed the aggregate ~~USD-B~~GBP RC Commitments. Within the limits of each Lender’s Unused ~~USD-B~~GBP RC Commitment in effect from time to time and during the Availability Period, the ~~Borrower~~UK Borrowers may borrow under this Section 2.01(a)(ii), prepay under Section 2.06 and reborrow under this Section 2.01(a)(ii). All GBP Committed RC Loans shall be Daily RFR Loans.

(iii) Multicurrency RC ~~Credit~~ Loans. Each Lender with a Multicurrency RC ~~Credit~~ Commitment severally agrees, on the terms and conditions set forth herein, to make revolving loans (each such loan ~~an~~a “Multicurrency Committed RC Loan”) in US Dollars, Euro ~~or~~, Sterling, Australian Dollars or Canadian Dollars to the ~~Borrower~~Multicurrency Borrowers from time to time on any Business Day during the Availability Period in an amount for each such Multicurrency Committed RC Loan not to exceed such Lender’s Unused Multicurrency RC ~~Credit~~ Commitment at such time~~,~~ Loan; provided that the aggregate amount of the Multicurrency ~~Committed~~ RC ~~Loans denominated in Australian Dollars shall be available only as Australian Dollar RC Loans and Multicurrency Committed RC Loans denominated in Euro shall be available only as Eurocurrency Rate Committed RC Loans~~Commitments of the Multicurrency RC Lenders shall be deemed used from time to time to the extent of the Swing Line Loans and the Outstanding Amount of L/C Obligations. The US Dollar Equivalent of ~~(x)~~ the portion of the Facility Exposure with respect to the Multicurrency RC ~~Credit~~ Tranche denominated in ~~Australian~~currencies other than US Dollars plus ~~(y)~~ the portion of the Facility Exposure with respect to the Multicurrency RC ~~Credit~~ Tranche denominated ~~in Euro plus (z) the portion of the Facility Exposure with respect to the Multicurrency RC Credit Tranche denominated~~ in US Dollars shall not at any time exceed the aggregate Multicurrency RC ~~Credit~~ Commitments and the US Dollar Equivalent of the aggregate amount of the Facility Exposure with respect to the Multicurrency RC Tranche denominated in currencies other than US Dollars shall not exceed US$1,500,000,000. Within the limits of each Lender’s Unused Multicurrency RC ~~Credit~~ Commitment in effect from time to time and during the Availability Period, the ~~Borrower~~Multicurrency Borrowers may borrow under this Section 2.01(a)(iii), prepay under Section 2.06 and reborrow under this Section 2.01(a)(iii). All Multicurrency Committed RC Loans (v) denominated in US Dollars shall (subject to Sections 2.04(c) and 2.05(a)) be Term SOFR Loans, Daily RFR Loans or Base Rate Loans, (w) denominated in Australian Dollars shall be BBSY Loans, (x) denominated in Sterling shall be Daily RFR Loans, (y) denominated in Euro shall be Eurocurrency Rate Loans and (z) denominated in Canadian Dollars shall be CDOR Loans; provided, however, that L/C Advances, L/C Borrowings and deemed Committed RC Borrowings under Section 2.04(c) denominated in (I) US Dollars shall be Base Rate Loans, (II) Sterling shall be Daily RFR Rate Loans, (III) Canadian Dollars shall be CDOR Loans having an Interest Period of one month commencing on the date of the advance or deemed advance of such L/C Advances, L/C Borrowings or deemed Committed RC Borrowings and (IV) Euro shall be Eurocurrency Loans having an Interest Period of one month commencing on the date of the advance or deemed advance of such L/C Advances, L/C Borrowings or deemed Committed RC Borrowings.

(iv) USD Committed RC Loans. Each Lender with a USD RC Commitment severally agrees, on the terms and conditions set forth herein, to make revolving loans (each such loan, a “USD Committed RC Loan”) in US Dollars to the USD RC Borrowers from time to time on any Business Day during the Availability Period, in an amount for each such USD Committed RC Loan not to exceed such Lender’s Unused USD RC Commitment at such time. The Facility Exposure with respect to the USD RC Tranche shall not at any time exceed the aggregate USD RC Commitments. Within the limits of each Lender’s Unused USD RC Commitment in effect from time to time and during the Availability Period, the USD RC Borrowers may borrow under this Section 2.01(a)(iv), prepay under Section 2.06 and reborrow under this Section 2.01(a)(iv). All USD Committed RC Loans shall be Term SOFR Loans, Daily RFR Loans or Base Rate Loans.

(b) Term Loans. Each Lender with a Term Loan Commitment severally agrees, on the terms and conditions set forth herein, to make a term loan (each such loan, a “Term Loan”) in Sterling to the Operating Partnership on the Amendment No. 1 Effective Date in an amount equal to such Lender’s Term Loan Commitment. The US Dollar Equivalent of the Facility Exposure with respect to the Term Loan Tranche shall not at any time exceed the aggregate Term Loan Commitments. Subject to the other terms and conditions hereof, the Operating Partnership may prepay Term Loans under Section 2.06. No Term Loan may be readvanced or reborrowed hereunder following its repayment or prepayment. All Term Loans shall be Daily RFR Loans.

(c) ~~(b)~~ Each Lender may, at its option, make any Committed RC Loan or Term Loan available to the applicable Borrower by causing any foreign or domestic branch or such Lender’s Affiliate to make such Committed RC Loan; provided, however, that (i) any exercise of such option shall not affect the obligation of the applicable Borrower to repay such ~~Committed RC~~ Loan in accordance with the terms of this Agreement, (ii) nothing in this Section 2.01(b) shall be deemed to obligate any Lender to obtain the funds for any ~~Committed RC~~ Loan in any particular place or manner or to constitute a representation or warranty by any Lender that it has obtained or will obtain the funds for any ~~Committed RC~~ Loan in any particular place or manner, and (iii) any foreign or domestic branch or Lender’s Affiliate making any such ~~Committed RC~~ Loan pursuant to this sentence shall be treated, for all purposes of this Agreement, in the same manner as the applicable Lender (in the case of a new lending office or branch), or in the same manner as an assignee pursuant to Section 11.06(b) (in the case of a Lender’s Affiliate), in respect of its acting as such hereunder, and, in each case, shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of a Lender, and shall be subject to each of the obligations of a Lender, under this Agreement with respect to any such ~~Committed RC~~ Loan.

~~(c) Notwithstanding anything to the contrary contained in Sections 2.02(a) or 2.09, as of the Closing Date, each Loan referred to on Schedule 1.01(E) shall be a Eurocurrency Rate Committed RC Loan bearing interest at the Adjusted Eurocurrency Rate in effect immediately prior to the Closing Date plus the Applicable Rate (as defined herein) and shall have an Interest Period ending on the applicable date set forth in Schedule 1.01(E). From and after the applicable date set forth on Schedule 1.01(E), each such Loan may be a Base Rate Loan, a Eurocurrency Rate Committed RC Loan or an Australian Dollar RC Loan, as applicable, as further provided herein.~~

2.02 Borrowings, Conversions and Continuations of Committed RC Loans.

(a) Each ~~Committed RC~~ Borrowing, each conversion of ~~Committed RC~~US Dollar Loans from one Type to another, and each continuation of Floating Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the ~~Administrative~~Applicable Agent, which may be given by telephone, provided that each notice of Borrowing under the Sterling RC Tranche shall be given in writing (which may be by email) and under the AUD RC Tranche shall be given by email. Each such notice must be received by the ~~Administrative~~Applicable Agent not later than ~~(i) with respect to a Committed RC~~

~~Borrowing denominated in US Dollars, 10:00 a.m. two Business Days prior to the requested date of any such Committed RC Borrowing of, conversion to or continuation of such Eurocurrency Rate Committed RC Loans or of any conversion of Eurocurrency Rate Committed RC Loans to Base Rate Committed RC Loans, (ii) with respect to a Committed RC Borrowing denominated in Euro, 10:00 a.m. four Business Days prior to the requested date of any such Committed RC Borrowing of, conversion to or continuation of such Eurocurrency Rate Committed RC Loans, (iii) with respect to a Committed RC Borrowing denominated in Australian Dollars, 10:00 a.m. four Business Days prior to the requested date of any such Committed RC Borrowing or any continuation of Australian Dollar RC Loans, or (iv) 12:00 p.m. on the requested date of any Borrowing of Base Rate Loans~~the applicable Notice Deadline. Each telephonic notice by ~~the~~a Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the ~~Administrative~~Applicable Agent of a written Committed RC Loan Notice or Term Loan Notice, as applicable, appropriately completed and signed by a Responsible Officer of ~~the~~such Borrower. Each Borrowing of, conversion to or continuation of ~~Eurocurrency Rate Committed RC~~ Loans shall be in ~~a~~an aggregate principal amount ~~of (i) US$500,000 or a whole multiple of US$100,000~~not less than the Borrowing Minimum or a Borrowing Multiple in excess thereof~~, in respect of Eurocurrency Rate Committed RC Loans denominated in US Dollars and (ii) €500,000 or a whole multiple of €100,000 in excess thereof, in respect of Eurocurrency Rate Committed RC Loans denominated in Euro,~~ and shall consist of ~~Eurocurrency Rate Committed RC~~ Loans of the same Type (with respect to US Dollar Loans) and be made simultaneously by the applicable Lenders ratably according to their respective applicable Commitments. ~~Except as provided in Section 2.05(c), each such Borrowing of or conversion to Base Rate Loans shall be in a principal amount of US$100,000 or a whole multiple of US$100,000 in excess thereof. Each Borrowing or continuation of Multicurrency Committed RC Loans denominated in Australian Dollars shall be in a principal amount of A$500,000 or a whole multiple of A$100,000 in excess thereof, and shall be made simultaneously by the Lenders with Multicurrency RC Credit Commitments ratably according to their Multicurrency RC Credit Commitments. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of US$100,000 or a whole multiple of US$100,000 in excess thereof.~~

(b) Each Committed RC Loan Notice (whether telephonic or written) may be provided by an authorized representative of the applicable Borrower or, in the case of a Committed RC Loan Notice for a Multicurrency Committed RC Loan or a USD Committed RC Loan, an authorized representative of Safe Harbor or, in the case of a GBP Committed RC Loan or a Multicurrency Committed RC Loan, an authorized representative of Park Holidays, in each case on behalf of the ~~Borrower~~Operating Partnership (and for the avoidance of doubt, (x) the ~~Borrower~~Operating Partnership shall be deemed to be the borrower in respect of all Loans advanced pursuant to a Committed RC Loan Notice delivered by Safe Harbor ~~and~~or Park Holidays, (y) any Committed RC Loan Notice delivered by Safe Harbor or Park Holidays in accordance herewith shall be deemed to have the same effect hereunder as a Committed RC Loan Notice delivered by the ~~Borrower~~Operating Partnership and (z) Borrowings under the AUD RC Tranche shall be credited as specified on Schedule 2.02(b)) and shall specify (i) whether ~~the~~such Borrower is requesting a Committed RC Borrowing, a conversion of USD Committed RC Loans from one Type to the other, or a continuation of Floating Rate ~~Committed RC~~ Loans, (ii) the Tranche under which such Borrowing is requested, (iii) in the case of a Borrowing consisting of a Multicurrency Committed RC Loan, the currency of such Loan, (iv) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (v) the principal amount of Committed RC Loans to be borrowed, converted or continued, (vi) the Type of Committed RC Loans to be borrowed or to which existing USD Committed RC Loans are to be converted, (vii) ~~if applicable~~with respect to any Floating Rate Loan, the duration of the Interest Period ~~with respect thereto~~, (viii) with respect to any ~~USD Committed RC Loans having an Interest Period of one month, whether such Loan will be repaid in 7 days, and (ix)~~Daily RFR Loan, the tenor with respect thereto (which shall be one, three or six months), (ix) in the case of a Borrowing by the Operating Partnership under the Multicurrency RC Tranche and/or the USD RC Tranche, as applicable, whether the funds from such Borrowing will be credited by the ~~Administrative~~Applicable Agent to the account of the ~~Borrower or the~~

~~account of Safe Harbor~~Operating Partnership, the Parent Guarantor, Safe Harbor or Park Holidays and (x) with respect to a Tranche having more than one Borrower, the Borrower for such Loan. Each Term Loan Notice (whether telephonic or written) shall specify the requested date of the Borrowing (which shall be a Business Day). If, with respect to Loans denominated in US Dollars, the applicable Borrower fails to specify a Type of Loan in a Committed RC Loan Notice or if the applicable Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, continued as and/or converted to, Base Rate Loans. If, with respect to any Floating Rate Loans denominated in any currency other than US Dollars, the applicable Borrower fails to give a timely notice requesting a continuation, then the applicable Loans shall be continued as Floating Rate Loans with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurocurrency Rate Committed RC~~Term SOFR Loans. If ~~the~~a Borrower ~~(1)~~ requests a Borrowing of, conversion to, or continuation of ~~Eurocurrency~~Floating Rate ~~Committed RC~~ Loans in any such Committed RC Loan Notice, but fails to specify an Interest ~~Period or (2) requests a Borrowing or continuation of Australian Dollar RC Loans in any Committed RC Loan Notice, but fails to specify an Interest~~ Period, then in each case such Loan will be deemed to have specified an Interest Period of one month. If the Interest Periods of two or more Floating Rate Loans within a single Tranche and in the same currency end on the same date, those Floating Rate Loans will be consolidated into, and treated as, a single Floating Rate Loan on the last day of the Interest Period. If a Borrower requests a Borrowing of Daily RFR Loans, but fails to specify a tenor, then in each case such Loan will be deemed to have specified a tenor of one month. With respect to each Loan under the AUD RC Tranche, the Operating Partnership shall deliver a Committed RC Loan Notice for a Borrowing on the applicable Notice Deadline under the AUD RC Tranche prior to the termination of the then-applicable Interest Period or shall pay the amount of such Borrowing on the last day of such Interest Period.

(c) Following receipt of a Committed RC Loan Notice or a Term Loan Notice, the ~~Administrative~~Applicable Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the Committed RC Loans or Term Loans, as applicable, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each such Lender of the details of any automatic conversion to Base Rate Loans described in the preceding ~~subsection~~ clause (a) for Loans denominated in US Dollars. ~~In the case of a Committed RC Borrowing, each~~Following such notice, each applicable Lender shall make the amount of its Committed RC Loan or Term Loan, as applicable, available to the ~~Administrative~~Applicable Agent in immediately available funds at the Administrative Agent’s Office or the Australian Administrative Agent’s Office, as applicable, not later than ~~1:00 p.m. on the Business Day specified in~~ the applicable ~~Committed RC Loan Notice~~Funding Deadline. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the ~~Administrative~~Applicable Agent shall make all funds so received available to the applicable Borrower in like funds as received by the ~~Administrative~~Applicable Agent on the requested date of Borrowing as set forth in the Committed RC Loan Notice or Term Loan Notice, as applicable, either by (i) crediting the account of the applicable Borrower or (if applicable) Safe Harbor or Park Holidays, as specified in the applicable Committed RC Loan Notice, on the books of the ~~Administrative~~Applicable Agent with the amount of such funds (and for the avoidance of doubt, crediting of the account of Safe Harbor or Park Holidays shall be deemed to have the same effect hereunder as crediting the account of the ~~Borrower~~Operating Partnership (which shall be deemed to be the borrower for all purposes in respect of each such Loan)) or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the ~~Administrative~~Applicable Agent by the applicable Borrower ~~or~~, Safe Harbor or Park Holidays, as applicable; provided, however, that if, on the date the Committed RC Loan Notice or Term Loan Notice with respect to such Borrowing is given by ~~the~~a Borrower, there are L/C Borrowings outstanding under the applicable Tranche, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to ~~the~~such Borrower as provided above.

(d) Except as otherwise provided herein, a ~~Eurocurrency~~Floating Rate ~~Committed RC~~ Loan may be continued or converted only on the last day of an Interest Period for such ~~Eurocurrency Rate Committed RC Loan and an Australian Dollar RC Loan may only be continued on the last day of an Interest Period for such Australian Dollar RC~~Floating Rate Loan. During the existence of a Default, no Loans may be requested as Floating Rate Loans, converted to ~~Eurocurrency Rate Committed RC~~Term SOFR Loans or continued as Floating Rate Loans or Term SOFR Loans without the consent of the Required Lenders.

(e) The ~~Administrative~~Applicable Agent shall promptly notify the ~~Borrower~~Borrowers and the Lenders of the interest rate applicable to any Interest Period for Floating Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the ~~Borrower~~Borrowers and the Lenders of any change in the rate publicly announced by Citibank as its base rate used in determining the Base Rate promptly following the public announcement of such change.

(f) After giving effect to all Borrowings, all conversions of Loans denominated in US Dollars from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ~~sixteen~~twenty-five (~~16~~25) Interest Periods ~~in effect with respect to Loans~~and Borrowings of Daily RFR Loans outstanding at any time in the aggregate.

(g) The ~~Borrower~~Borrowers irrevocably and for value authorizes each Multicurrency RC Lender (at the option of such Lender) from time to time (i) to prepare reliquification bills of exchange in relation to any Australian Dollar ~~RC~~ Loan and (ii) to sign them as drawer or endorser in the name of and on behalf of the applicable Borrower (provided that ~~the~~such Borrower’s obligations as drawer or endorser under any such reliquification bill is non-recourse). The total face amount of reliquification bills prepared by any such Lender and outstanding in relation to any such Australian Dollar ~~RC~~ Loan must not at any time exceed (A) such Lender’s share of the principal amount of such Loan plus (B) the total interest on that share over the relevant Interest Period. Reliquification bills must mature on or before the last day of the relevant Interest Period. Each such Lender may realize or deal with any reliquification bill prepared by it as it thinks fit. Each such Lender shall indemnify the applicable Borrower on demand against all liabilities, costs and expenses incurred by ~~the~~such Borrower by reason of it being a party to a reliquification bill prepared by such Lender. The immediately preceding sentence shall not affect any obligation of the applicable Borrower under any Loan Document. In particular, the obligations of the ~~Borrower~~Borrowers to make payments under the Loan Documents are not in any way affected by any liability of any Lender, contingent or otherwise, under the indemnity in this Section 2.02(g). If a reliquification bill prepared by any such Lender is presented to ~~the~~a Borrower and ~~the~~such Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the moneys payable to such Lender hereunder. Only a Multicurrency RC Lender will have recourse to ~~the~~any Borrower under any reliquification bill.

2.03 [Intentionally Omitted.]

2.04 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) each of the L/C Issuers agrees, in reliance upon the agreements of the Multicurrency RC Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit ~~for the account of the Borrower~~denominated in US Dollars and Letters of Credit or Bank Guarantees issued in Sterling, Australian Dollars, Canadian Dollars or Euro (the “Letters of Credit”) for the respective accounts of Multicurrency Borrowers in amounts not to exceed such L/C Issuer’s Letter of Credit Commitment, and to amend or extend Letters of Credit previously issued by it, in accordance with

~~subsection~~ clause (b) below, and (2) to honor drawings under Letters of Credit issued by it; (B) the applicable Existing L/C Issuer shall act as the L/C Issuer in respect of each Existing Letter of Credit; and (C) ~~the Lenders~~each Multicurrency RC Lender severally ~~agree~~agrees to participate in Letters of Credit issued for the account of ~~the~~a Multicurrency Borrower under the Multicurrency RC Tranche and any drawings thereunder (and with respect to the Existing Letters of Credit, each Applicable Lender shall be deemed to have, as of the ~~date hereof~~Amendment No. 1 Effective Date, participated therein); provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Maximum Available Amount, (y) the aggregate Outstanding Amount of the ~~USD-A~~Multicurrency Committed RC Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations~~,~~ with respect to Letters of Credit shall not exceed such Lender’s Multicurrency RC Commitment plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans ~~shall not exceed such Lender’s USD-A RC Commitment~~, and (z) the Outstanding Amount of the L/C Obligations under the Multicurrency RC Tranche shall not exceed the Letter of Credit Sublimit.

(ii) Each request by ~~the~~a Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by ~~the~~such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the ~~Borrower’s~~Borrowers ’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the ~~Borrower~~Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the ~~Closing~~Amendment No. 1 Effective Date shall be subject to and governed by the terms and conditions hereof.

(iii) ~~(ii)~~ No L/C Issuer shall issue any Letter of Credit, if:

(A) except as otherwise provided in Section 2.04(b)(iii) the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance, unless the Required Lenders have approved such expiry date; or

(B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

(iv) ~~(iii)~~ No L/C Issuer shall issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B) the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

(C) the Letter of Credit is requested to be denominated in a currency other than US Dollars, Canadian Dollars, Euro or Sterling;

(D) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the ~~Borrower~~Borrowers or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.18(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion, or

(E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.

(v) ~~(iv)~~ No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.

(vi) ~~(v)~~ No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.

(vii) ~~(vi)~~ Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of ~~the~~such Borrower. Such Letter of Credit Application must be received by such L/C Issuer and the Administrative Agent not later than ~~11:00 a.m.~~11:00 A.M. (New York time) at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. The applicable Borrower shall have the right to select the L/C Issuer for each Letter of Credit, subject to each L/C Issuer’s Letter of Credit Commitment. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to such L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; ~~and~~ (H) the currency of the requested Letter of Credit (which currency shall be one of US Dollars, Canadian Dollars, Euro and Sterling), (I) at

any time that there is more than one Multicurrency Borrower, the name of the Borrower requesting such Letter of Credit and (J) such other matters as such L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to such L/C Issuer (~~A~~I) the Letter of Credit to be amended; (~~B~~II) the proposed date of amendment thereof (which shall be a Business Day); (~~C~~III) the nature of the proposed amendment; and (~~D~~IV) such other matters as such L/C Issuer may require. Additionally, ~~the~~such Borrower shall furnish to such L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require.

(ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices, and such L/C Issuer shall give the Administrative Agent and each Lender prompt notice thereof by ~~telex,~~ telecopier or e-mail. Immediately upon the issuance of each Letter of Credit, each ~~Lender~~Multicurrency RC Lender (in each case and in such capacity, an “Applicable Lender”) shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii) If the applicable Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if an Event of Default is continuing hereunder.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(v) Safe Harbor may submit Letter of Credit Applications (and requests to amend existing Letters of Credit) on behalf of the ~~Borrower~~Operating Partnership, and any such Letter of Credit Application (or amendment request) shall be deemed to have the same effect hereunder as if the same were submitted by the ~~Borrower~~Operating Partnership (which shall be deemed to be the applicant for all purposes in respect of each such Letter of Credit).

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the applicable Borrower and the Administrative Agent thereof. Not later than ~~11:00 a.m~~11:00 A.M. on the date of any payment by such L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), ~~the~~such Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If ~~the~~such Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Applicable Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, ~~the~~such Borrower shall be deemed to have requested in the case of a Letter of Credit denominated in (A) US Dollars, a Committed RC Borrowing of Base Rate Loans under the ~~USD-A RC Tranche~~Multicurrency RC Tranche, (B) Sterling, a Committed RC Borrowing of Daily RFR Loans under the Multicurrency RC Tranche, (C) Euro, a Committed RC Borrowing of Eurocurrency Rate Loans under the Multicurrency RC Tranche having an Interest Period of one month commencing on the date of the advance or deemed advance of such Loans and (D) Canadian Dollars, a Committed RC Borrowing of CDOR Loans under the Multicurrency RC Tranche having an Interest Period of one month commencing on the date of the advance or deemed advance of such Loans; in each case to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of ~~Base Rate~~the applicable Loans, but subject to availability under the Unused ~~USD-A~~Multicurrency RC Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Committed RC Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Lender shall upon any notice pursuant to Section 2.04(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of an L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount ~~on~~no later than (~~i~~x) three Business Days after the Business Day on which demand therefor is made by the applicable L/C Issuer, provided that notice of such demand is given not later than ~~11:00 a.m. (New York City time) on such Business Day, or (ii) the first Business Day next succeeding such demand if~~the applicable L/C Purchasing Notice Deadline, or (y) four Business Days after the Business Day on which demand therefor is made by the applicable L/C Issuer if such notice of such demand is given after ~~such time~~any applicable L/C Purchasing Notice Deadline, whereupon, subject to the provisions of Section 2.04(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate ~~Committed RC Loan to the~~Loan, Term SOFR Loan, Daily RFR Loan, CDOR Loan or Eurocurrency Rate Loan, as applicable, to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to such L/C Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed RC Borrowing of Base Rate Loans, Daily RFR Loans, CDOR Loans or Eurocurrency Rate Loans, as applicable, because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of such L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.04. Each L/C Advance shall bear interest at (A) in the case of Letters of Credit denominated in US Dollars, the Base Rate, (B) in the case of Letters of Credit denominated in Sterling, the Daily RFR Rate, (C) in the case of Letters of Credit denominated in Euro, the Eurocurrency Rate for a one-month Interest Period and (D) in the case of Letters of Credit denominated in Canadian Dollars, CDOR for a one-month Interest Period.

(iv) Until each Lender funds its Committed RC Loan or L/C Advance pursuant to this Section 2.04(c) to reimburse any L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.

(v) Each Lender’s obligation to make Committed RC Loans or L/C Advances to reimburse any L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any L/C Issuer, ~~the~~any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed RC Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02 (other than delivery by ~~the~~a Borrower of a Committed RC Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of ~~the~~any Borrower to reimburse any L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Lender fails to make available to the Administrative Agent for the account of any L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed RC Loan included in the relevant Committed RC Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of any L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after any L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from ~~the~~a Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of any L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned and is returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its reasonable discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the ~~Borrower~~Borrowers to reimburse the L/C Issuers for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, any other Loan Document, or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”);

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of ~~the~~any Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

(iii) the existence of any claim, counterclaim, setoff, defense or other right that ~~the~~any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iv) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(v) any payment by any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(vi) any exchange, release or non-perfection of any Cash Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranties or any other guarantee, for all or any of the Obligations of ~~the~~any Borrower in respect of the L/C Related Documents; or

(vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, ~~the~~any Borrower or any Subsidiary.

The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with ~~the~~such Borrower’s instructions or other irregularity, ~~the~~such Borrower will immediately notify the applicable L/C Issuer. The ~~Borrower~~Borrowers shall be conclusively deemed to have waived any such claim against such

L/C Issuer and its correspondents unless such notice is given as aforesaid. Notwithstanding the foregoing, the ~~Borrower~~Borrowers shall not be precluded from asserting any claim for direct damages suffered by the ~~Borrower~~Borrowers in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit, provided any liability of such L/C Issuer shall be subject to the determination by a court of competent jurisdiction by final and nonappealable judgment that such direct damages resulted from the gross negligence or willful misconduct of such L/C Issuer.

(f) Role of the L/C Issuers. Each Lender and ~~the~~each Borrower ~~agree~~agrees that, in paying any drawing under a Letter of Credit, the L/C Issuers shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Administrative Agent, any L/C Issuer, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The ~~Borrower~~Borrowers hereby ~~assumes~~assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the ~~Borrower’s~~Borrowers ’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Administrative Agent, any L/C Issuer, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the ~~Borrower~~Borrowers may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the ~~Borrower~~Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the ~~Borrower~~Borrowers which the ~~Borrower proves~~Borrowers prove were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the ~~Borrower agrees~~Borrowers agree that each Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (2007 Revision) or, at such L/C Issuer’s option, such later revision thereof in effect at the time of issuance of the Letter of Credit (as so chosen for the Letter of Credit, the “UCP”) or the International Standby Practices 1998, ICC Publication No. 590 or, at such L/C Issuer’s option, such later revision thereof in effect at the time of issuance of the Letter of Credit (as so chosen for the Letter of Credit, the “ISP”, and each of the UCP and the ISP, an “ICC Rule”). The L/C Issuers’ privileges, rights and remedies under such ICC Rules shall be in addition to, and not in limitation of, its privileges, rights and remedies expressly provided for herein. The UCP and the ISP (or such later revision of either) shall serve, in the absence of proof to the contrary, as evidence of general banking usage with respect to the subject matter thereof. The ~~Borrower agrees~~Borrowers agree that for matters not addressed by the chosen ICC Rule, the Letter of Credit shall be subject to and governed by the laws of the State of New York and applicable United States Federal laws. If, at the applicable Borrower’s request, the Letter of Credit expressly chooses a state or country law other than New York State law and United States Federal law or is silent with respect to the choice of an ICC Rule or a governing law, no L/C Issuer shall be liable for any payment, cost, expense or loss resulting from any action or inaction taken by such L/C Issuer if such action or inaction is or would be justified under an ICC Rule, New York law, applicable United States Federal law or the law governing the Letter of Credit.

(h) Letter of Credit Fees. The ~~Borrower~~Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for ~~Eurocurrency~~Floating Rate ~~Committed RC~~Loans and Daily RFR Loans times the daily amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable L/C Issuer pursuant to this Section 2.04 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.18(a)(iv), with the balance of such fee, if any, payable to such L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(i) Documentary and Processing Charges Payable to L/C Issuer. The ~~Borrower~~Borrowers shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k) Independence. The ~~Borrower acknowledges~~Borrowers acknowledge that the rights and obligations of any L/C Issuer under each Letter of Credit issued by it are independent of the existence, performance or nonperformance of any contract or arrangement underlying the Letter of Credit, including contracts or arrangements between such L/C Issuer and ~~the~~any Borrower and between ~~the~~any Borrower and the beneficiary of the Letter of Credit. No L/C Issuer shall have any duty to notify ~~the~~any Borrower of its receipt of a demand or a draft, certificate or other document presented under a Letter of Credit or of its decision to honor such demand. Such L/C Issuer may, without incurring any liability to ~~the~~any Borrower or impairing its entitlement to reimbursement under this Agreement, honor a demand under a Letter of Credit despite notice from ~~the~~any Borrower of, and without any duty to inquire into, any defense to payment or any adverse claims or other rights against the beneficiary of the Letter of Credit or any other Person. No L/C Issuer shall have any duty to request or require the presentation of any document, including any default certificate, not required to be presented under the terms and conditions of a Letter of Credit. No L/C Issuer shall have any duty to seek any waiver of discrepancies from ~~the~~any Borrower, or any duty to grant any waiver of discrepancies that ~~the~~any Borrower approves or requests. Except to the extent provided in the applicable Letter of Credit, no L/C Issuer shall have any duty to extend the expiration date or term of a Letter of Credit or to issue a replacement Letter of Credit on or before the expiration date of a Letter of Credit or the end of such term.

2.05 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, each of the Swing Line Lenders may, in reliance upon the agreements of the other Lenders set forth in this Section 2.05 and in its sole discretion, make its Pro Rata Swing Line Share of loans in US Dollars (each such loan, a “Swing Line Loan”) to the ~~Borrower~~Operating Partnership, from time to time on any Business Day during the Availability Period, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of ~~USD-A~~Multicurrency Committed RC Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment in respect of ~~USD-A~~Multicurrency Committed RC Loans; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, (ii) the aggregate Outstanding Amount of Swing Line Loans made by such Swing Line Lender shall not exceed such Swing Line Lender’s Swing Line Commitment, (iii) the Swing Line Exposure shall not exceed the Swing Line Sublimit and (iv) the aggregate Outstanding Amount of the ~~USD-A~~Multicurrency Committed RC Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s ~~USD-A~~Multicurrency RC Commitment, and provided~~,~~ further~~,~~ that the ~~Borrower~~Operating Partnership shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the ~~Borrower~~Operating Partnership may borrow under this Section 2.05, prepay under Section 2.06, and reborrow under this Section 2.05. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from each Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. Swing Line Loans shall be available only in US Dollars.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the ~~Borrower’s~~Operating Partnership’s irrevocable notice (or Safe Harbor’s irrevocable notice on behalf of the ~~Borrower~~Operating Partnership) to each of the Swing Line Lenders and the Administrative Agent, which may be given by telephone. Each such notice must be received by each of the Swing Line Lenders and the Administrative Agent not later than ~~1:00 p.m~~1:00 P.M. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of US$100,000, (ii) the requested borrowing date, which shall be a Business Day, and (iii) whether the proceeds of such borrowing shall be credited to the account of the ~~Borrower~~Operating Partnership or the account of Safe Harbor. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lenders and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the ~~Borrower~~Operating Partnership. Promptly after receipt by a Swing Line Lender of any telephonic Swing Line Loan Notice, such Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless each of the Swing Line Lenders have received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to ~~2:00 p.m.~~2:00 P.M. (New York time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lenders not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, each of the Swing Line Lenders will, not later than ~~3:00 p.m~~3:00 P.M. on the borrowing date specified in such Swing Line Loan Notice, make its Pro Rata Swing Line Share of the requested Swing Line Loan available to the ~~Borrower~~Operating Partnership at its office by crediting the account of the ~~Borrower~~Operating Partnership or the account of Safe Harbor, as applicable, on the books of the Swing Line Lender in immediately available funds. If such notice is received after ~~1:00 p.m~~1:00 P.M. on the requested borrowing date, then each Swing Line Lender shall use best efforts to make its Pro Rata Swing Line Share of the requested Swing Line Loan available to the ~~Borrower by 10:00 a.m.~~Operating Partnership by 10:00 A.M. (New York time) on the following Business Day, to be disbursed in the manner set forth above. For the avoidance of doubt, any notice of a Swing Line Borrowing delivered by Safe Harbor in accordance herewith shall be deemed to have the same effect hereunder as a notice of a Swing Line Borrowing delivered by the ~~Borrower~~Operating Partnership and crediting of the account of Safe Harbor shall be deemed to have the same effect hereunder as crediting the account of the ~~Borrower~~Operating Partnership (which shall be deemed to be the borrower for all purposes hereunder in respect of each Swing Line Loan).

(c) Refinancing of Swing Line Loans.

(i) Each of the Swing Line Lenders at any time in its sole discretion may request, on behalf of the ~~Borrower~~Operating Partnership (which hereby irrevocably authorizes the Swing Line Lenders to so request on its behalf), that each Lender make a Base Rate ~~Committed RC~~ Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed RC Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Commitments in respect of Committed RC Loans and the conditions set forth in Section 5.02. The applicable Swing Line Lender shall furnish the ~~Borrower~~Operating Partnership with a copy of the applicable Committed RC Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed RC Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the accounts of the Swing Line Lenders at the Administrative Agent’s Office not later than ~~1:00 p.m~~1:00 P.M. on the day specified in such Committed RC Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate ~~Committed RC~~ Loan to the ~~Borrower~~Operating Partnership in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lenders according to each Swing Line Lender’s Pro Rata Swing Line Share.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed RC Borrowing in accordance with Section 2.05(c)(i), the request for Base Rate ~~Committed RC~~ Loans submitted by a Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Lender fails to make available to the Administrative Agent for the accounts of the Swing Line Lenders any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swing Line Lenders shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed RC Loan included in the relevant Committed RC Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of a Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Lender’s obligation to make Committed RC Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, ~~the~~any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed RC Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 5.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the ~~Borrower~~Operating Partnership to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if a Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by such Swing Line Lender.

(ii) If any payment received by a Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Lender shall pay to the such Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of any Swing Line Lender. The obligations of the Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lenders. Each Swing Line Lender shall be responsible for invoicing the ~~Borrower~~Operating Partnership for interest on the Swing Line Loans. Until each Lender funds its Base Rate ~~Committed RC~~ Loan or risk participation pursuant to this Section 2.05 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the applicable Swing Line Lender.

(f) Payments Directly to Swing Line Lenders. The ~~Borrower~~Operating Partnership shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lenders in accordance with each Swing Line Lender’s Pro Rata Swing Line Share of the Swing Line Loans. For the avoidance of doubt, any such payment of principal and/or interest in respect of the Swing Line Loans made by Safe Harbor (or any other Subsidiary) shall be deemed to have the same effect hereunder as a payment made by the ~~Borrower~~Operating Partnership.

2.06 Prepayments~~.~~

~~(a)~~ . (a) The ~~Borrower~~Borrowers may, upon notice to the ~~Administrative~~Applicable Agent, at any time or from time to time voluntarily prepay Committed RC Loans or Term Loans in whole or in part (without premium or penalty); provided that (i) such notice must be received by the ~~Administrative~~Applicable Agent not later than ~~11:00 a.m.~~ (A) ~~three Business Days prior to any date of prepayment of Floating Rate Loans and (B) on the date of prepayment~~in the case of Base Rate Loans, same day notice received by 12:00 P.M. (New York time), (B) in the case of Loans under the AUD RC Tranche, three Business Days’ notice received no later than 10:00 A.M. (Sydney time), (C) in the case of Loans under the GBP RC Tranche, four Daily RFR Business Days’ notice received no later than 10:00 A.M. (London time), (D) in the case of Loans under the Multicurrency RC Tranche that are (I) denominated in Canadian Dollars or Euro, three Business Days’ notice received no later than 2:00 P.M. (New York time), (II) denominated in Sterling, four Daily RFR Business Days’ notice received no later than 10:00 A.M. (New York time), (III) denominated in US Dollars (other than Base Rate Loans), two U.S. Government Securities Business Days’ notice received no later than 2:00 P.M. (New York time), (E) in the case of Loans under the USD RC Tranche (other than Base Rate Loans), two U.S. Government Securities Business Days’ notice received no later than 2:00 P.M. (New York time) and (F) in the case of Loans under the Term Loan Tranche, four Daily RFR Business Days’ notice received no later than 10:00 A.M. (New York time); (ii) any prepayment of ~~USD Committed RC~~US Dollar Loans shall be in a principal amount of US$2,000,000 or a whole multiple of US$500,000 in excess thereof; (iii) any prepayment of Euro ~~RC~~ Loans shall be in a principal amount of €1,000,000 or a whole multiple of €500,000 in excess thereof; (iv) any prepayment of Australian Dollar ~~RC~~ Loans shall be in a principal amount of A$2,000,000 or a whole multiple of A$500,000 in excess thereof; ~~and~~ (v) any prepayment of Canadian Dollar Loans shall be in a principal amount of CND$2,000,000 or a whole multiple of CND$500,000 in excess thereof; (vi) any prepayment of Sterling Loans shall be in a principal amount of £2,000,000 or a whole multiple of £500,000 in excess thereof and (vii) any prepayment of Base Rate Loans shall be in a principal amount of US$100,000 or a whole multiple of US$100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Floating Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The ~~Administrative~~Applicable Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage, in respect of the applicable Tranche, of such prepayment. ~~Unless the Borrower revokes such notice at least one (1) Business Day prior to the specified~~Any prepayment ~~date, the Borrower shall make such prepayment and the payment~~of a Loan shall be made in the amount specified in ~~such~~the applicable notice of prepayment, shall be due and payable on the date specified therein~~. Any prepayment of a Floating Rate Loan~~ and shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.18, each such prepayment shall be applied to the Loans of the applicable Lenders in accordance with their respective Applicable Percentages in respect of ~~USD-A Committed RC Loans, USD-B Committed RC Loans or Multicurrency Committed RC Loans, as~~the applicable Tranche.

(b) The ~~Borrower~~Operating Partnership may, upon notice to the Swing Line Lenders (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lenders and the Administrative Agent not later than ~~1:00 p.m.~~1:00 P.M. (New York time) on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of US$100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the ~~Borrower, the Borrower~~Operating Partnership, the Operating Partnership shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c) If for any reason the Total Outstandings at any time exceed the Maximum Available Amount then in effect, the ~~Borrower~~Borrowers shall within three (3) Business Days after notice from the Administrative Agent (i) prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the ~~Borrower~~Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(c) unless after the prepayment in full of the Loans the Total Outstandings exceed the Maximum Available Amount then in effect and/or (ii) add one or more additional Unencumbered Assets such that Total Outstandings no longer exceed the Maximum Available Amount then in effect.

(d) If the Facility Exposure ~~under the Multicurrency RC Credit Tranche~~attributable to any Tranche or Subfacility (which, in the case of each Tranche and Subfacility, shall be expressed in US Dollars or the US Dollar Equivalent in the case of any Loans denominated in any currency other than US Dollars) shall at any time exceed 105% of the ~~Multicurrency RC Credit~~aggregate Commitments~~, the~~ then allocable to such Tranche or Subfacility, as applicable, then the applicable Borrower shall, within five Business Days after written notice thereof shall have been given to the applicable Borrower by the Administrative Agent, prepay ~~an aggregate principal amount of the Australian Dollar RC~~ Loans and/or ~~Eurocurrency Rate Committed RC Loans in an amount equal to the amount by which the Facility Exposure attributable to the Multicurrency RC Credit Tranche following such prepayment shall not exceed the aggregate Multicurrency RC Credit Commitments.~~Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

(e) For the avoidance of doubt, any payment or prepayment of principal and/or interest in respect of the Loans made by Safe Harbor or Park Holidays (or any other Subsidiary) in accordance herewith shall be deemed to have the same effect hereunder as a payment or prepayment made by the ~~Borrower~~Operating Partnership.

2.07 Termination or Reduction of Commitments.

(a) Optional. The ~~Borrower~~Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than ~~11:00 a.m~~11:00 A.M. five Business Days prior to the date of termination or reduction, provided, however, the ~~Borrower~~applicable Borrowers may revoke such notice prior to the scheduled date of termination or reduction, ~~(ii) [reserved]~~provided that, in the case of the AUD RC Tranche, the applicable Borrower provides notice of such revocation not later than 11:00 A.M. three (3) Business Days prior to the proposed day of termination or reduction, (ii) such notice shall state whether the termination or reduction relates to Committed RC Loans or Term Loans, (iii) any such partial reduction shall be in an aggregate amount of US$10,000,000 (or the US Dollar Equivalent thereof) or any whole multiple of US$1,000,000 (or the US Dollar Equivalent thereof) in excess thereof, (iv) ~~the~~no Borrower shall ~~not~~ terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (v) if, after giving effect to any reduction of the aggregate Commitments in respect of any Committed RC Loans, the Letter of Credit Sublimit for the applicable Tranche or the Swing Line Sublimit for the applicable Tranche exceeds the amount of the aggregate Commitments in respect of Committed RC Loans allocated to such Tranche, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage in respect of ~~Committed RC Loans~~the applicable Tranche. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.08 Repayment of Loans; Mandatory Conversions.

(a) The ~~Borrower~~Borrowers shall repay to the Lenders on (i) the ~~RCF-A~~RCF Maturity Date, the aggregate principal amount of the Multicurrency Committed RC Loans, the ~~USD-A~~AUD Committed RC Loans, the GBP Committed RC Loans, the USD Committed RC Loans and the Swing Line Loans outstanding on such date, and (ii) the ~~RCF-B~~Term Loan Maturity Date, the aggregate principal amount of the ~~USD-B Committed RC~~Term Loans outstanding on such date.

(b) The ~~Borrower~~Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) the date seven (7) Business Days after such Swing Line Loan is made and (ii) the ~~RCF-A~~RCF Maturity Date.

(c) Notwithstanding anything herein to the contrary, ~~(x) under the circumstances described in Section 3.03(c) and (y)~~ upon the occurrence and during the continuance of any Event of Default, ~~(i)~~if the applicable Tranche Required Lenders so request in writing to the Administrative Agent and the Borrowers, (A) to the extent operationally feasible, each Floating Rate Loan in respect of such Tranche will automatically, on the last day of the then existing Interest Period therefor, ~~convert~~be converted into a Base Rate Loan or, to the extent such conversion is not operationally feasible, shall, following such day and solely for the purpose of calculating the interest rate applicable to such Floating Rate Loan, be deemed to be a Floating Rate Loan denominated in US Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Loans denominated in US Dollars at such time, (B) with respect to any Tranche other than the GBP RC Tranche, to the extent operationally feasible, each Daily RFR Loan in respect of such Tranche will automatically immediately be converted into a Base Rate Loan or, to the extent such conversion is not operationally feasible, solely for the purpose of calculating the interest rate applicable to such Daily RFR Advance, be deemed to be a Floating Rate Loan denominated in US Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Loan denominated in US Dollars at such time and (~~ii~~C) the obligation of the applicable Lenders to make, or to convert Loans into, Floating Rate Loans~~,~~ and Daily RFR Loans shall be suspended.

2.09 Interest.

(a) Subject to the provisions of ~~subsection~~ clause (b) below and the immediately succeeding sentence, (i) each Floating Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the applicable Floating Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; ~~and~~ (iii) each Daily RFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily RFR Rate in effect from time to time plus the Applicable Rate and (iv) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. ~~Notwithstanding the foregoing, during each Rollover Interest Period for the applicable Rollover Borrowing, the Floating Rate and the Applicable Rate with respect to such Rollover Borrowing shall be as specified on Schedule 1.01(E) hereto.~~

(b) (i) If any amount of principal of any Loan is not paid when due (subject to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by ~~the~~any Borrower under any Loan Document is not paid when due (subject to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii) While any Event of Default exists pursuant to Section 9.01(a)(i) or 9.01(f), the ~~Borrower~~Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Upon the request of the Required Lenders, while any other Event of Default exists, the ~~Borrower~~Borrowers shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(v) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.10 Fees. In addition to certain fees described in ~~subsections~~ clauses (h) and (i) of Section 2.04:

(a) Unused Fee; Facility Fee. At any time that the Leverage Grid is in effect, the ~~Borrower~~Borrowers shall pay (immediately following the end of the quarter during which the Administrative Agent receives notice from the ~~Borrower~~Operating Partnership electing to apply the Leverage Grid) to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage in respect of the Revolving Credit Facility, an unused fee equal to the applicable Unused Rate times the actual daily amount by which the aggregate Commitments in respect of the Revolving Credit Facility exceed the sum of (i) the Outstanding Amount of Committed RC Loans, (ii) the Swing Line Exposure and (iii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.18. The unused fees shall accrue at all times during the Availability Period that the Leverage Grid is in effect (commencing immediately following the end of the quarter during which the Administrative Agent receives notice from the ~~Borrower~~Operating Partnership electing to apply the Leverage Grid), including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The unused fees shall be calculated quarterly in arrears, and if there is any change in the Daily Usage during any quarter, the actual daily amount shall be computed and multiplied by the Unused Rate separately for each period during such quarter that such Unused Rate was in effect.

Notwithstanding the foregoing, at all times that the Ratings Grid is in effect, (i) the ~~Borrower~~Borrowers shall not pay the unused fee (commencing with the Closing Date and at any other time that the ~~Borrower~~Operating Partnership elects to apply the Ratings Grid in accordance with the definition of Applicable Rate, immediately following the end of the quarter during which the Administrative Agent receives notice from the ~~Borrower~~Operating Partnership electing to apply the Ratings Grid) and (ii) for each succeeding quarter, the ~~Borrower~~Borrowers shall pay a facility fee (the “Facility Fee”) (commencing immediately following the end of the quarter during which the Administrative Agent receives notice from the ~~Borrower~~Operating Partnership electing to apply the Ratings Grid in accordance with the definition of Applicable Rate) at the applicable rate set forth in the ratings-based pricing grid in the definition of Applicable Rate (subject to the Sustainability Facility Fee Adjustment), times the actual daily amount of each Lender’s Revolving Credit Commitment, regardless of usage. Each Facility Fee will be payable quarterly in arrears on the last day of each March, June, September and December, and on each RCF Maturity Date.

(b) Other Fees.

(i) The ~~Borrower~~Borrowers shall pay to the Arrangers, the Lenders and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Arranger Commitment Letter and the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii) The ~~Borrower~~Borrowers shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.11 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to ~~the Adjusted Eurocurrency Rate~~Term SOFR) and on Canadian Dollar Loans (subject to clause (c) below) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for SONIA Loans and Australian Dollar Loans shall be made on the basis of a year of 365 days and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the ~~Administrative~~Applicable Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) If, at any time that the Leverage Grid is in effect, as a result of any restatement of or other adjustment to the financial statements of the ~~Borrower~~Operating Partnership or for any other reason, the ~~Borrower~~Operating Partnership or the Lenders determine that (i) the Leverage Ratio as calculated by the ~~Borrower~~Operating Partnership as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the ~~Borrower~~Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuers, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to ~~the~~any Borrower under the Debtor Relief Laws, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.11(b), such Lender shall provide the ~~Borrower~~Operating Partnership with written notice specifying in reasonable detail the additional amount required to fully compensate such Lender for such additional amounts. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Lender to the ~~Borrower~~Operating Partnership shall be conclusive absent manifest error. This paragraph shall not limit the rights of ~~the Administrative~~any Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.04(c)(iii), 2.04(h) or 2.09(b) or under Article IX. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

(c) For the purpose of complying with the Interest Act (Canada), it is expressly agreed that with respect to Canadian Dollar Loans only (i) where interest is calculated pursuant hereto at a rate based on a 360 or 365 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the year (365 or 366, as the case may be) divided by 360 or 365 as relevant and (ii) the annual rates of interest to which the rates determined in accordance with the provisions hereof on the basis of a period of calculation less than a year are equivalent, are the rates so determined (x) multiplied by the actual number of days in the one (1) year period beginning on the first day of the period of calculation, and (y) divided by the number of days in the period of calculation. Each determination by the Applicable Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.12 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the ~~Administrative~~Applicable Agent in the ordinary course of business. The accounts or records maintained by the ~~Administrative~~Applicable Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the ~~Borrower~~Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the ~~Borrower~~Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the ~~Administrative~~Applicable Agent in respect of such matters, the accounts and records of the ~~Administrative~~Applicable Agent shall control in the absence of manifest error. Upon the request of any Lender made through the ~~Administrative~~Applicable Agent, the applicable Borrower shall execute and deliver to such Lender (through the ~~Administrative~~Applicable Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in ~~subsection~~ clause (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.13 Payments Generally; ~~Administrative Agent’s~~Agents’ Clawback.

(a) General. All payments to be made by the ~~Borrower~~Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the ~~Borrower~~Borrowers hereunder shall be made to the ~~Administrative~~Applicable Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office ~~in US Dollars,~~or the Australian ~~Dollars or Euro~~Administrative Agent’s Office, as applicable, in the applicable currency and in immediately available funds not later than ~~2:00 p.m~~2:00 P.M. on the date specified herein~~. The Administrative~~; provided, however, that such payments shall be made by 8:00 A.M. with respect to the AUD RC Tranche and 12:00 P.M. with respect to the GBP RC Tranche. The Applicable Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the ~~Administrative~~Applicable Agent after ~~2:00 p.m.~~2:00 P.M. (or 8:00 A.M. with respect to the AUD RC Tranche or 12:00 P.M. with respect to the GBP RC Tranche) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by ~~the~~any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 11.06(c), from and after the effective date of such Assignment and Assumption, the Applicable Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b) (i) Funding by Lenders; Presumption by ~~Administrative~~Applicable Agent. Unless the ~~Administrative~~Applicable Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Floating Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the ~~Administrative~~Applicable Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, but shall not be required to, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the ~~Administrative~~Applicable Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the ~~Administrative~~Applicable Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to ~~the~~such Borrower to but excluding the date of payment to the ~~Administrative~~Applicable Agent, at (A) in the case of a payment to be made by such Lender, the Federal Funds Rate; provided, however, that in the case of amounts due with respect to the GBP RC Tranche, the applicable rate shall be a rate reasonably determined by the Applicable Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (B) in the case of a payment to be made by ~~the~~a Borrower, the interest rate applicable to Base Rate Loans. If ~~the~~such Borrower and such Lender shall pay such interest to the ~~Administrative~~Applicable Agent for the same or an overlapping period, the ~~Administrative~~Applicable Agent shall promptly remit to ~~the~~such Borrower the amount of such interest paid by ~~the~~such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the ~~Administrative~~Applicable Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by ~~the~~a Borrower shall be without prejudice to any claim ~~the~~such Borrower may have against a Lender that shall have failed to make such payment to the ~~Administrative~~Applicable Agent.

(ii) Payments by ~~Borrower~~Borrowers ; Presumptions by ~~Administrative~~Applicable Agent. Unless the ~~Administrative~~Applicable Agent shall have received notice from ~~the~~any Borrower prior to the date on which any payment is due to the ~~Administrative~~Applicable Agent for the account of the Lenders or any L/C Issuer hereunder that ~~the~~such Borrower will not make such payment, the ~~Administrative~~Applicable Agent may assume that ~~the~~such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, but shall not be required to, distribute to the Lenders or any L/C Issuer, as the case may be, the amount due. In such event, if ~~the~~such Borrower has not in fact made such payment, then each of the Lenders or the applicable L/C Issuer, as the case may be, severally agrees to repay to the ~~Administrative~~Applicable Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the ~~Administrative~~Applicable Agent, at the Federal Funds Rate~~.~~; provided, however, that in the case of amounts due with respect to the GBP RC Tranche, the rate shall be a rate reasonably determined by the Applicable Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

A notice of the ~~Administrative~~Applicable Agent to any Lender or ~~the~~any Borrower with respect to any amount owing under this ~~subsection~~ clause (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the ~~Administrative~~Applicable Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the ~~Administrative~~Applicable Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the ~~Administrative~~Applicable Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.14 Sharing of Payments by Lenders. (a) If, prior to the occurrence and continuation of an Event of Default, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein in respect of the applicable Tranche, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans, if any, of the other Lenders in the same Tranche, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders in the same Tranche ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them in respect of such Tranche, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of ~~the~~any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or a Competitor), (y) the application of Cash Collateral provided for in Section 2.17, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any member of the Consolidated Group (as to which the provisions of this Section shall apply).

(b) If, following the occurrence and during the continuation of an Event of Default, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its Applicable Percentage as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans, if any, of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on all of their respective Loans and other amounts owing them, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of ~~the~~any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.17, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any member of the Consolidated Group (as to which the provisions of this Section shall apply).

(c) Each Loan Party consents to Sections 2.14(a) and (b) and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.15 Extension of ~~RCF-A~~RCF Maturity Date. Subject to the provisions of this Section 2.15, the ~~Borrower~~Borrowers shall have the option to extend the ~~RCF-A~~RCF Maturity Date then in effect hereunder (the “Existing ~~RCF-A~~RCF Maturity Date”), for up to two 6-month periods from the Existing ~~RCF-A~~RCF Maturity Date (each, an “Extension Option”), subject to the satisfaction of each of the following conditions:

(a) At least thirty (30) days and not more than ninety (90) days prior to the Existing ~~RCF-A~~RCF Maturity Date the ~~Borrower~~Borrowers shall notify the Administrative Agent of its exercise of the applicable Extension Option;

(b) As of the date of the ~~Borrower’s~~ Borrowers’ request to exercise the applicable Extension Option and as of the Existing ~~RCF-A~~RCF Maturity Date no Default shall have occurred and be continuing;

(c) The ~~Borrower~~Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Existing ~~RCF-A~~RCF Maturity Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the ~~Borrower~~Borrowers , certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Existing ~~RCF-A~~RCF Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in ~~subsections~~ clauses (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to ~~subsection~~ clause (a) of Section 7.01, and (B) no Default exists;

(d) In respect of the second Extension Option, the ~~Borrower~~Borrowers shall have timely exercised the first Extension Option in accordance with this Section 2.15;

(e) No later than the Existing ~~RCF-A~~RCF Maturity Date the ~~Borrower~~Borrowers shall have paid to the Administrative Agent (for the pro rata benefit of the Lenders) an extension fee in the amount of 0.0625% of the then aggregate Revolving Credit Commitments; and

(f) The ~~Borrower~~Borrowers shall have paid all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and all reasonable fees and expenses paid to third party consultants (including reasonable attorneys’ fees and expenses) incurred by the Administrative Agent in connection with such extension.

The Administrative Agent shall promptly notify each Lender of such extension request.

2.16 Increase in Commitments.

(a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Administrative Agent and the Lenders agree that the ~~Borrower~~Borrowers may from time to time, request an increase to the Commitments (including an increase to the Term Loan Commitments by an amount not exceeding the US Dollar Equivalent of US$500,000,000) by an amount (for all such requests) not exceeding the US Dollar Equivalent of US$~~1,000,000,000~~800,000,000 in the aggregate; provided that (i) in no event shall the aggregate amount of the Commitments at any time exceed the US Dollar Equivalent of US$~~3,000,000,000~~5,000,000,000 , (ii) in no event shall the ~~Multicurrency RC Credit~~ Commitments ~~exceed~~with respect to Loans denominated in currencies other than US Dollars exceed, in the aggregate, the US Dollar Equivalent of US$~~300,000,000~~1,500,000,000 , and (iii) any such request for an increase shall be in a minimum amount of US$10,000,000~~, A$10,000,000 or €~~ or £10,000,000, as applicable~~, and (iv) the Borrower may request (but not more than once) that a portion of the available increase in Commitments be structured as a single incremental term loan in US Dollars (the “Incremental Term Loan Facility”) as provided in Section 2.16(g) to be effective as of a date that is at least one (1) year prior to the RCF-A Maturity Date then in effect (the “Incremental Term Loan Date”) as specified in the related notice to the Administrative Agent~~. At the time of sending such notice, the ~~Borrower~~Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not such Lender agrees, in its sole discretion, to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. In no event shall any Lender be required to increase its Commitment in respect of ~~Committed RC Loans or to participate in an Incremental Term Loan Facility~~any Loans.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the ~~Borrower~~Borrowers and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the L/C Issuers and the Swing Line Lenders (which approvals shall not be unreasonably withheld~~), the Borrower~~ and, in the case of L/C Issuers and Swing Line Lenders, shall be required only with respect to an increase of an applicable Revolving Credit Tranche), the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the ~~Borrower~~Borrowers shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the ~~Borrower~~Borrowers and the Lenders of the final allocation of such increase and the Increase Effective Date and provide a revised Schedule 1.01(A).

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the ~~Borrower~~Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the ~~Borrower~~Borrowers , certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in ~~subsections~~ clauses (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01, and (B) no Default exists.

(f) On the Increase Effective Date, to the extent the ~~Committed RC~~ Loans under the increasing Tranche then outstanding and owed to any Lender immediately prior to the effectiveness of the increase in the ~~Aggregate~~ Commitments to such Tranche (the “Commitment Increase”) shall be less than such Lender’s Applicable Percentage (calculated immediately following the effectiveness of such Commitment Increase) of all ~~Committed RC~~ Loans under such Tranche then outstanding and owed to all Lenders with Commitments to such Tranche (each such Lender, including any additional Eligible Assignee that becomes a Lender pursuant to a joinder agreement in accordance with clause (c) above, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Assumption, shall be deemed to have purchased an assignment of a pro rata portion of the ~~Committed RC~~ Loans under such Tranche then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the ~~Committed RC~~ Loans under such Tranche outstanding and owed to each Lender shall equal such Lender’s Applicable Percentage (calculated immediately following the effectiveness of the Commitment Increase on the Increase Effective Date) of all ~~Committed RC~~ Loans under such Tranche then outstanding and owed to all Lenders with Commitments to such Tranche. The Administrative Agent shall calculate and notify each applicable Lender of the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Increase Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than ~~12:00 p.m~~12:00 P.M. (New York time) on the Increase Effective Date; provided, however, that in the case of a Commitment Increase with respect to the AUD RC Tranche, such payment will be made not later than 8:00 A.M. (Sydney time). The Administrative Agent shall distribute on the Increase Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Lending Office. If in connection with the transactions described in this Section 2.16(f) any Lender shall incur any losses, costs or expenses of the type described in Section 3.05, then the ~~Borrower~~Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.

(g) [Reserved].

~~(g) Incremental Term Loan Facility. (i) An Incremental Term Loan Facility shall be on the terms and provisions set forth in Section 2.16(a) and this Section 2.16(g).~~

~~(ii) The notice from the Borrower pursuant to Section 2.16(a) in respect of an Incremental Term Loan Facility shall set forth the requested amount and proposed terms of the Incremental Term Loan Facility, subject to the provisions of Section2.16(g)(iv). The Borrower (in consultation with the Administrative Agent) may select any existing Lender (it being understood that no existing Lender shall have any obligation to commit to fund any portion of the Incremental Term Loan Facility unless it shall otherwise agree nor shall the Borrower be obligated to offer any such Lender the opportunity to fund any portion of the Incremental Term Loan Facility) or any other Person that is an Eligible Assignee (any such other Person that is an Eligible Assignee being called an “Additional Term Loan Lender”) to make the Incremental Term Loan Facility.~~

~~(iii) Commitments in respect of the Incremental Term Loan Facility shall become Commitments under this Agreement pursuant to an amendment (the “Incremental Term Loan Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Additional Term Loan Lender and the Administrative Agent. The Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16(g). Subject to the provisions of this Section 2.16(g), no approval from the Required Lenders or all Lenders will be required in connection with the implementation of the Incremental Term Loan Facility and the Administrative Agent and the Additional Term Loan Lenders providing the Incremental Term Loan Facility shall be permitted to enter into such amendments to the Loan Documents as are necessary to give effect to the Incremental Term Loan Facility.~~

~~(iv) The effectiveness of the Incremental Term Loan Amendment shall be subject to the satisfaction on the Incremental Term Loan Date of each of the following conditions, and the Incremental Term Loan Facility shall be available only so long as: (A) both at the time of any such request for the Incremental Term Loan Facility and on the Incremental Term Loan Date (after giving effect thereto), no Event of Default shall exist; (B) after giving effect thereto on a pro forma basis and the use of proceeds therefrom, the Borrower shall be in compliance with the financial covenants set forth in Section 8.13; (C) the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) and on and as of the Incremental Term Loan Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date; (D) the Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent: (1) if not previously delivered to the Administrative Agent, certified copies of (x) all corporate or other necessary action taken by the Borrower to authorize the Incremental Term Loan Facility and (y) all corporate, partnership, member, or other necessary action taken by each Guarantor authorizing the~~

~~guaranty of the Incremental Term Loan Facility; and (2) a customary opinion of counsel to the Borrower and the Guarantors (which may be in substantially the same form as delivered on the Closing Date), and addressed to the Administrative Agent and the Lenders; (E) for the Incremental Term Loan Facility and on the Incremental Term Loan Date, all applicable conditions set forth in Section 5.02 other than those expressly set forth in this Section 2.16(g)(iv) shall have been satisfied (or waived in accordance with Section11.01); and (F) the Borrower shall satisfy such other conditions as the Administrative Agent may reasonably require or the parties to such Incremental Term Loan Amendment shall agree, including, without limitation, the provision of any other documentation reasonably necessary to provide for or evidence the Incremental Term Loan Facility.~~

~~(v) The terms and provisions of the Incremental Term Loan Facility shall be as follows: (A) the Borrower may use the proceeds of the Incremental Term Loan Facility for any purpose not prohibited by Section~~ 8.09 ~~so long as the Borrower continues to comply with all financial covenants set forth in Section 8.13; (B) in no event shall the amount of the Incremental Term Loan Facility be less than US$10,000,000 or greater than US$1,000,000,000; (C) the Incremental Term Loan Facility maturity date shall be the same as the RCF-A Maturity Date; (D) the Incremental Term Loan Facility shall not be subject to any extension options; (E) the Obligations of the Loan Parties in respect of the Incremental Term Loan Facility shall not be guaranteed by any Person that does not also guarantee the Obligations of the Loan Parties in respect of the Facility, in each case on terms and pursuant to documentation reasonably satisfactory to the Administrative Agent; (F) the Incremental Term Loan Facility shall not have any scheduled amortization payments; and (G) the terms and provisions of Incremental Term Loan Facility shall be otherwise satisfactory to the Borrower, the Administrative Agent and the Additional Term Loan Lenders.~~

(h) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.14 or 11.01 to the contrary.

2.17 Cash Collateral.

(a) Certain Credit Support Events. Upon the request of the Administrative Agent or any L/C Issuer (i) if such L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing and a Committed RC Borrowing has not been made in accordance with Section 2.04(c)(i), or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the ~~Borrower~~Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, any L/C Issuer or any Swing Line Lender, the ~~Borrower~~Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.18(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Citibank. The ~~Borrower~~Borrowers , and to the extent provided by any Lender, such Lender, hereby ~~grants~~grant to (and ~~subjects~~subject to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders (including the Swing Line Lenders), and ~~agrees~~agree to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.17(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the ~~Borrower~~Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.17 or Sections 2.04, 2.05, 2.06, 2.18 or 9.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released or reduced promptly following (i) the elimination or reduction of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.17 may be otherwise applied in accordance with Section 9.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.18 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the ~~Administrative~~Applicable Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the ~~Administrative~~Applicable Agent by that Defaulting Lender pursuant to Section 11.08), will not be paid or distributed to such Defaulting Lender, but will instead be retained by the ~~Administrative~~Applicable Agent in a segregated non-interest bearing account until (subject to Section 2.18(b)) the termination of the Commitments and payment in full of all obligations of the ~~Borrower~~Borrowers hereunder and will be applied at such time or times as may be determined by the ~~Administrative~~Applicable Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the ~~Administrative~~Applicable Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any L/C Issuer or Swing Line Lender hereunder; third, if so determined by the ~~Administrative~~Applicable Agent or requested by any L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the ~~Borrower~~Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the ~~Administrative~~Applicable Agent; fifth, if so determined by the ~~Administrative~~Applicable Agent and the ~~Borrower~~Borrowers , to be held in a non-interest bearing deposit account and released in order to (x) satisfy obligations of that Defaulting Lender to fund Loans under this Agreement and (y) Cash Collateralize the applicable L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the ~~Borrower~~Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the ~~Borrower~~Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any fee pursuant to Section 2.10(a) for any period during which that Lender is a Defaulting Lender (and the ~~Borrower~~Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and the ~~Borrower~~Borrowers shall (A) be required to pay to the L/C Issuers and the Swing Line Lenders, as applicable, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender~~)~~, and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.04(h).

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.04 and 2.05, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (~~i~~x) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (~~ii~~y) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) that non-Defaulting Lender’s ~~USD-A~~Multicurrency RC Commitment minus (2) the aggregate Outstanding Amount of the ~~USD-A~~Multicurrency Committed RC Loans of that Lender.

(b) Defaulting Lender Cure. If the ~~Borrower~~Borrowers , the ~~Administrative~~Applicable Agent, Swing Line Lenders and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the ~~Administrative~~Applicable Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the ~~Administrative~~Applicable Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages in respect of Committed RC Loans (without giving effect to Section 2.18(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the ~~Borrower~~Borrowers while that Lender was a Defaulting Lender; and provided~~,~~ further~~,~~ that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as ~~the Administrative~~an Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the ~~Administrative~~Applicable Agent or any other party) a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders (determined after giving effect to Section 11.01) may by notice to the ~~Borrower~~Borrowers and such Person remove such Person as ~~the Administrative~~such Agent and, in consultation with the ~~Borrower~~Borrowers, appoint a replacement ~~Administrative~~ Agent hereunder. Such removal will, to the fullest extent permitted by applicable Law, be effective on the earlier of (i) the date a replacement ~~Administrative~~ Agent is appointed and (ii) the date thirty (30) days after the giving of such notice by the Required Lenders (regardless of whether a replacement ~~Administrative~~ Agent has been appointed).

(d) The ~~Borrower~~Borrowers may terminate the unused amount of the Commitments of a Defaulting Lender upon not less than thirty days’ prior notice to the ~~Administrative~~Applicable Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.18(a)(ii) will apply to all amounts thereafter paid by the ~~Borrower~~Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the ~~Borrower, the Administrative~~Borrowers, any Agent, any L/C Issuer, any Swing Line Lender or any Lender may have against such Defaulting Lender.

2.19 Reallocation of Lender Pro Rata Shares; No Novation.

The Loans (as defined in the Existing Credit Agreement) made under the Existing Credit Agreement shall be deemed to be made under this Agreement on the date hereof, without executing any other documentation, and all such Loans currently outstanding shall be reallocated among the Lenders as follows:

(a) On the Closing Date, each Lender that will have a greater Applicable Percentage of the Facility upon the Closing Date than its Applicable Percentage (under and as defined in the Existing Credit Agreement) of the Aggregate Commitments (under and as defined in the Existing Credit Agreement) immediately prior to the Closing Date (each, a “Purchasing Bank”), without executing an Assignment and Assumption, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Applicable Percentage of the Facility upon the Closing Date than its Applicable Percentage (under and as defined in the Existing Credit Agreement) of the Aggregate Commitments (under and as defined in the Existing Credit Agreement) immediately prior to the Closing Date (each, a “Selling Bank”) in all such Selling Bank’s rights and obligations under this Agreement and the other Loan Documents as a Lender with respect to the Facility (collectively, the “Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Commitment as set forth in Schedule ~~1.01A~~1.01(A) and a corresponding Applicable Percentage of all Loans then outstanding under the Facility. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the loans and without recourse, representation or warranty, except that each Selling Bank shall be deemed to represent and warrant to each Purchasing Bank that the Assigned Rights and Obligations of such Selling Bank are not subject to any Liens created by that Selling Bank. For the avoidance of doubt, in no event shall the aggregate amount of each Lender’s Loans outstanding at any time exceed its Commitment set forth in Schedule ~~1.01A~~1.01(A) .

(b) Each Selling Bank hereby waives any right to request compensation from the Borrower pursuant to Section 3.05 for any loss, cost or expense incurred by it as a result of the reallocations set forth in this Section 2.19 in respect of Floating Rate Loans to the extent such reallocations take place on a day other than the last day of the Interest Period for such Floating Rate Loans.

(c) The Administrative Agent shall calculate and notify the applicable Lenders of the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Closing Date. Each Lender required to make a payment pursuant to this Section 2.19 shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than ~~12:00 p.m~~12:00 P.M. (New York time) on the Closing Date. The Administrative Agent shall distribute on the Closing Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section 2.19, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Schedule ~~1.01A~~1.01(A) or at such other address as such Lender may request in writing to the Administrative Agent.

(d) Nothing in this Agreement shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Existing Credit Agreement or any instruments securing the same, which Obligations shall remain outstanding under this Agreement after the date hereof as “Loans~~,~~”, except as expressly modified hereby or by instruments executed concurrently with this Agreement.

2.20 ~~Supplemental Tranches~~Sustainability Adjustments ~~. The Borrower may request (such request, a “Supplemental Tranche Request”), on a single occasion, that certain Lenders and Eligible Assignees provide up to two supplemental tranches for Committed RC Loans denominated in Sterling and/or Canadian Dollars in an amount of at least the US Dollar Equivalent of $25,000,000 (or such lesser amount as the Administrative Agent may agree) (each, a “Supplemental Tranche”), provided that in no event shall the aggregate amount of the Commitments at any time exceed the US Dollar Equivalent of US$3,000,000,000. The effective date of any Supplemental Tranche shall be a date that is at least one (1) year prior to the then-applicable RCF-A Maturity Date and the maturity date of any Loan under any Supplemental Tranche shall not be later than the RCF-A Maturity Date. Subject to the provisions of Section~~ 2.16 ~~and this Section 2.20, each Supplemental Tranche shall be committed to by Lenders pursuant to an increase in Commitments pursuant to Section 2.16. No Lender shall be obligated to make a Commitment to any Supplemental Tranche and a Lender may agree to do so in its sole discretion. For the avoidance of doubt, each Lender’s sole right to approve or consent to any Commitment to any Supplemental Tranche shall be its right to determine whether to participate, or not to participate, in any such Commitment in its sole discretion as provided in this Section  2.20. If a Supplemental Tranche Request is accepted in accordance with this Section  2.20, the Administrative Agent, the Lenders with Commitments to the applicable Supplemental Tranche(s) (and only such Lenders) and the Loan Parties shall execute an amendment to this Agreement and deliver such supplemental Loan Documents and other instruments as may reasonably be required to effectuate such Supplemental Tranche(s), each in form and substance reasonably satisfactory to such parties.~~

(a) .

(a) Commencing with the Annual Period ending December 31, 2021, following the date on which the Operating Partnership provides a Pricing Certificate to the Administrative Agent as provided herein in respect of its then most recently ended Annual Period, (i) the Applicable Rate for purposes of calculating interest on the Loans shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Margin Adjustment as set forth in such Pricing Certificate and (ii) the Applicable Rate for the Facility Fee shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Facility Fee Adjustment as set forth in such Pricing Certificate. For purposes of the foregoing, (A) each of the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment shall be determined as of the fifth (5th) Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 7.02(i) based upon the Sustainability Rating Change set forth in such Pricing Certificate and the calculations of the Sustainability Margin Adjustment and the Sustainability Facility Fee Adjustment calculations, as applicable, therein (such Business Day, the “Sustainability Pricing Adjustment Date”) and (B) each change in the Applicable Rate resulting from a Pricing Certificate shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Pricing Certificate or the delivery of an incomplete Pricing Certificate, the last day such Pricing Certificate could have been delivered pursuant to Section 7.02(i).

(b) For the avoidance of doubt, only one Pricing Certificate may be delivered in respect of any Annual Period, and the Applicable Rate for the Loans and the Letter of Credit Fees will not be reduced or increased pursuant to this Section 2.20 by more than 4.0 basis points (such limit, the “Maximum Margin Adjustment”), and the Applicable Rate for the Facility Fee will never be reduced or increased by more than 1.0 basis points, in each case pursuant to the Sustainability Margin Adjustment or the Sustainability Facility Fee Adjustment, as applicable, in respect of any Annual Period (such limit, the “Maximum Facility Fee Adjustment”). For the avoidance of doubt, any adjustment to the Applicable Rate for the Loans and the Letter of Credit Fees, and/or the Applicable Rate for the Facility Fee by reason of a Sustainability Rating Change in any year shall not be cumulative year-over-year. Each applicable adjustment shall only apply until the date on which the next adjustment is due to take place.

(c) If no such Pricing Certificate is delivered by the Operating Partnership (or any Pricing Certificate shall be incomplete) within the period set forth in Section 7.02(i), the Sustainability Margin Adjustment will be positive 4.0 basis points and the Sustainability Facility Fee Adjustment will be positive 1.0 basis points commencing on the last day such Pricing Certificate could have been delivered pursuant to the terms of Section  7.02(i) and continuing until the Operating Partnership delivers a complete Pricing Certificate to the Administrative Agent.

(d) If (i)(A) any of the Operating Partnership or the Required Lenders become aware of any material inaccuracy in the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment, the Sustainability Rating or the Sustainability Rating Change as reported on the applicable Pricing Certificate (a “Pricing Certificate Inaccuracy”) and not later than ten (10) Business Days after obtaining knowledge thereof, the Required Lenders or the Operating Partnership, as applicable, deliver a written notice to the Administrative Agent describing such Pricing Certificate Inaccuracy in reasonable detail including, to the extent applicable, calculations supporting such material inaccuracy (who shall furnish a copy to each of the Lenders and the Operating Partnership) or (B) the Operating Partnership and the Required Lenders agree that there was a Pricing Certificate Inaccuracy at the time of delivery of the relevant Pricing Certificate, and (ii) a proper calculation of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment, the Sustainability Rating or the Sustainability Rating Change would have resulted in an increase in the Applicable Margin for the Loans and the Letter of Credit Fees, and the Applicable Rate for the Facility Fee for such period, then the Borrowers shall be obligated to pay to the Administrative Agent for the ratable account of the Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Bankruptcy Law, automatically and without further action by the Administrative Agent or any Lender), but in no event more than ten (10) Business Days after the Operating Partnership has received written notice of, or has agreed in writing that there was, a Pricing Certificate Inaccuracy, an amount equal to: the excess of (x) the amount of interest and fees that would have been payable for such period at the rate giving effect to the proper Sustainability Facility Fee Adjustment or Sustainability Margin Adjustment, as applicable over (y) the amount of interest and fees actually paid for such period (the “ True-Up Amount”). If the Operating Partnership becomes aware of any Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment, the Sustainability Rating or the Sustainability Rating Change would have resulted in a decrease in the Applicable Rate for the Loans and the Letter of Credit Fees, and the Applicable Rate for the Facility Fee for such period, then, upon receipt by the Administrative Agent of notice from the Operating Partnership of such Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment, the Sustainability Rating or the Sustainability Rating Change, as applicable), commencing on the Business Day following receipt by the Administrative Agent of such notice, the Applicable Rate for the Loans and the Letter of Credit Fees, and the Applicable Rate for purpose of calculating interest on the Facility Fee shall be adjusted to reflect the corrected calculations of the Sustainability Margin Adjustment, the Sustainability Facility Fee Adjustment, the Sustainability Rating or the Sustainability Rating Change, as applicable.

(e) Notwithstanding anything herein to the contrary, no Pricing Certificate Inaccuracy, in and of itself, shall constitute a Default or Event of Default under this Agreement. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Bankruptcy Law, (i) any additional amounts required to be paid pursuant to clause (d) above shall not be due and payable until a written demand is made for such payment by the Administrative Agent in accordance with subsection (d) above, (ii) any nonpayment of such additional amounts prior to such demand for payment by the Administrative Agent shall not constitute a Default or Event of Default (whether retroactively or otherwise), and (iii) none of such additional amounts shall be deemed overdue prior to such a demand or shall accrue interest at the Default Rate prior to such a demand. In the event the Operating Partnership fails to comply with the terms of this Section 2.20, the Lenders’ sole recourse with respect to such non-compliance shall be limited to the True-Up Amount.

(f) None of the Administrative Agent, any Co-Sustainability Structuring Agent or any Lender Party shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Operating Partnership of any Sustainability Facility Fee Adjustment or any Sustainability Margin Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry).

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the ~~Borrower~~Borrowers hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to ~~subsection~~ clause (e) below.

(ii) If the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the ~~Administrative~~Applicable Agent shall withhold or make such deductions as are determined by the ~~Administrative~~Applicable Agent to be required based upon the information and documentation it has received pursuant to ~~subsection~~ clause (e) below, (B) the ~~Administrative~~Applicable Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the ~~Borrower~~Borrowers shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the ~~Administrative~~Applicable Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the ~~Borrower~~Borrowers . Without limiting the provisions of ~~subsection~~ clause (a) above, the ~~Borrower~~Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(c) Tax Indemnifications. (i) Without limiting the provisions of ~~subsection~~ clause (a) or (b) above, the ~~Borrower~~Borrowers shall, and ~~does~~do hereby, indemnify the ~~Administrative Agent,~~Agents, each Lender and each L/C Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by ~~the~~any Borrower or the ~~Administrative~~Applicable Agent or paid by the ~~Administrative~~Applicable Agent, such Lender or such L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The ~~Borrower~~Borrowers shall also, and ~~does~~do hereby, indemnify the ~~Administrative Agent~~Agents, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the ~~Administrative~~Applicable Agent as required by clause (ii) of this ~~subsection~~ clause (c). A certificate as to the amount of any such payment or liability delivered to the ~~Borrower~~Borrowers by a Lender or such L/C Issuer (with a copy to the ~~Administrative~~Applicable Agent), or by the ~~Administrative~~Applicable Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error.

(ii) Without limiting the provisions of ~~subsection~~ clause (a) or (b) above, each Lender and each L/C Issuer shall, and does hereby, indemnify the ~~Borrower~~Borrowers and the ~~Administrative Agent~~Agents, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the ~~Borrower~~Borrowers or the ~~Administrative Agent~~Agents) incurred by or asserted against the ~~Borrower or the Administrative~~Borrowers or any Agent by any Governmental Authority as a result of the failure by such Lender or such L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or such L/C Issuer, as the case may be, to the ~~Borrower or the Administrative~~Borrowers or such Agent pursuant to ~~subsection~~ clause (e). Each Lender and such L/C Issuer hereby authorizes ~~the Administrative~~each Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to ~~the Administrative~~such Agent under this clause (ii). The agreements in this Section 3.01(c) shall survive the resignation and/or replacement of the ~~Administrative~~Applicable Agent, any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent, as the case may be, after any payment of Taxes by the ~~Borrower~~Borrowers or by the ~~Administrative~~Applicable Agent to a Governmental Authority as provided in this Section 3.01, the ~~Borrower~~Borrowers shall deliver to the ~~Administrative~~Applicable Agent or the ~~Administrative~~Applicable Agent shall deliver to the ~~Borrower~~Borrowers, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the ~~Administrative~~Applicable Agent, as the case may be.

(e) Status of Lenders; Tax Documentation. (i) Each Lender shall deliver to the ~~Borrower~~Borrowers and to the ~~Administrative~~Applicable Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii) Without limiting the generality of the foregoing, if the applicable Borrower is resident for tax purposes in the United States,

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to ~~the~~such Borrower and the ~~Administrative~~Applicable Agent executed ~~originals~~copies of IRS Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by ~~the~~such Borrower or the ~~Administrative~~Applicable Agent as will enable ~~the~~such Borrower or the ~~Administrative~~Applicable Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to ~~the~~such Borrower and the ~~Administrative~~Applicable Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of ~~the~~such Borrower or the ~~Administrative~~Applicable Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) executed ~~originals~~copies of IRS Form W-8BEN or W-8BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II) executed ~~originals~~copies of IRS Form W-8ECI,

(III) executed ~~originals~~copies of IRS Form W-8IMY and all required supporting documentation,

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of ~~the~~such Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed ~~originals~~copies of IRS Form W-8BEN or W-8BEN-E, or

(V) executed ~~originals~~copies of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit ~~the~~such Borrower or the ~~Administrative~~Applicable Agent to determine the withholding or deduction required to be made.

(iii) Each Lender shall promptly (A) notify the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(iv) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent at the time or times prescribed by law and at such time or times reasonably requested by the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the ~~Borrower~~Borrowers or the ~~Administrative~~Applicable Agent as may be necessary for the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent shall treat (and the Lenders hereby authorize the ~~Administrative~~Applicable Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Section 1471(b) or 1472(b). Solely for the purposes of this ~~subsection~~ clause  (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender shall promptly notify the ~~Borrower~~Borrowers and the ~~Administrative~~Applicable Agent of any change in circumstances that would modify or render invalid any claimed exemption from or reduction of Taxes.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the ~~Administrative~~Applicable Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may

be. If the ~~Administrative~~Applicable Agent, any Lender or any L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the ~~Borrower~~Borrowers or with respect to which the ~~Borrower has~~Borrowers have paid additional amounts pursuant to this Section, it shall pay to the ~~Borrower~~Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the ~~Borrower~~Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the ~~Administrative~~Applicable Agent, such Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the ~~Borrower~~Borrowers , upon the request of the ~~Administrative~~Applicable Agent, such Lender or such L/C Issuer, agrees to repay the amount paid over to the ~~Borrower~~Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the ~~Administrative~~Applicable Agent, such Lender or such L/C Issuer in the event the ~~Administrative~~Applicable Agent, such Lender or such L/C Issuer is required to repay such refund to such Governmental Authority. This ~~subsection~~ clause (f) shall not be construed to require the ~~Administrative~~Applicable Agent, any Lender or any L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the ~~Borrower~~Borrowers or any other Person.

(g) To the extent permitted under the Code and the applicable Treasury Regulations, the Administrative Agent shall (i) act as the withholding agent solely with respect to the USD RC Tranche and the Multicurrency RC Tranche contemplated by the Loan Documents, taking into account that the only Borrower as of the Amendment No. 1 Effective Date is the Operating Partnership, and furnish to the applicable Lender Parties, any required Internal Revenue Service Form 1042 -S with respect to the USD RC Tranche and the Multicurrency RC Tranche. Except as provided in the immediately preceding sentence, the Administrative Agent shall not act as withholding agent (within the meaning of the Code and the applicable Treasury Regulations) with respect to any Tranche. For the avoidance of doubt, other than to the extent of its obligations set forth in the first sentence of this Section 3.01(g), the Administrative Agent shall not be responsible for determining what tax forms are required, determining whether withholding tax is due under the laws of any jurisdiction other than the United States or calculating or deducting such withholding tax.

3.02 Illegality.

~~(a)~~ If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to (I) make~~, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate, or to determine or charge interest rates based upon the Eurocurrency Rate or the Adjusted Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such~~ Floating Rate Advances or to fund or continue to fund or maintain Floating Rate Loans in any currency hereunder or if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful for any Lender to purchase or sell~~,~~ or to take deposits of, ~~US Dollars or Euro in the London interbank market or interbank market for Euro, as applicable~~any applicable currency in the Relevant Interbank Market, then, on notice thereof and demand therefor by such Lender to the ~~Borrower~~Borrowers through the ~~Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Committed RC Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Committed RC Loans denominated in US Dollars, to convert Base Rate Loans to Eurocurrency Rate Committed RC Loans, as applicable, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the~~

~~Borrower~~Applicable Agent, (A) each Floating Rate Loan denominated in a currency other than US Dollars shall accrue interest at the applicable Central Bank Rate for such currency plus the Applicable Rate, (B) each Floating Rate Loan denominated in US Dollars shall automatically, upon such demand, convert into a Base Rate Loan and (C) the obligation of such Lender to make, continue or convert Loans into, Floating Rate Loans shall be suspended until the Applicable Agent shall notify the Borrowers that such Lender has determined that the circumstances ~~giving rise to~~causing such ~~determination~~suspension no longer exist~~. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, (A) convert all Eurocurrency Rate Committed RC Loans of such Lender denominated in US Dollars to Base Rate Loans or (B) convert all Eurocurrency Rate Committed RC Loans of such Lender denominated in Euro to Base Rate Loans denominated in US Dollars (in an amount equal to the US Dollar Equivalent of Euro) (in each case, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Committed RC Loans to such day, or upon five (5) Business Days’ notice, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Committed RC Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate or the Adjusted Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate or the Adjusted Eurocurrency Rate. Upon any such~~ or (II) make Daily RFR Advances or to fund or continue to fund or maintain Daily RFR Advances in any currency hereunder, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Applicable Agent, (A) the obligation of such Lender to make, continue or convert Loans into, Daily RFR Loans shall be suspended until the Applicable Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist, (B) all Daily RFR Loans denominated in a currency other than US Dollars shall, solely for the purpose of calculating the interest rate applicable to such Daily RFR Loans, be deemed to be Floating Rate Loans denominated in US Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Loans with an Interest Period of one month, determined as of the date of such demand and (C) each Daily RFR Loan denominated in US Dollars shall automatically, upon such demand, convert into a Base Rate Loan; provided, however, that in each case, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would allow such Lender or its Lending Office to continue to perform its obligations to make Floating Rate Loans or to continue to fund or maintain Floating Rate Loans and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. The conversion of any Floating Rate Loan of any Lender to a Base Rate Loan or the suspension of any obligation of any Lender to make any Floating Rate Loan pursuant to the provisions of this Section 3.02(a) shall not affect the obligation of any other Lender to continue to make Floating Rate Loans in accordance with the terms of this Agreement. Upon any prepayment or conversion under this Section 3.02, the ~~Borrower~~Borrowers shall also pay accrued interest on the amount so prepaid or converted and any amounts payable under Section 3.05.

~~(b) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the BBSY Rate, or to determine or charge interest rates based upon the BBSY Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Australian Dollars in the Australian bank bill market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue its Australian Dollar RC Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the~~

~~circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay such Lender’s Australian Dollar RC Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Australian Dollar RC Loans to such day, or immediately, if such Lender may not lawfully continue to maintain its Australian Dollar RC Loans. Upon any such prepayment, the Borrower shall also pay accrued interest on the amount so prepaid and any amounts payable under Section 3.05.~~

3.03 Inability to Determine Rates.

(a) Subject to Section 3.03(f), if a Market Disruption Event occurs in relation to any Eurocurrency Rate Loans for any Interest Period, (i) the Administrative Agent shall forthwith notify the Borrowers and the Lenders that the interest rate cannot be determined for such Eurocurrency Rate Loan, (ii) after the last day of the then existing Interest Period, the interest rate on each Lender’s share of such Eurocurrency Rate Loan shall be the applicable Central Bank Rate for such currency plus the Applicable Rate; provided, however, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that such Central Bank Rate cannot be determined, any outstanding affected Loans shall, at the Borrowers’ election either (A) solely for the purpose of calculating the interest rate applicable to such Loans, be deemed to be Floating Rate Loans denominated in US Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Loans denominated in US Dollars at such time or (B) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (A) above, and (iii) the obligation of the Lenders to make Eurocurrency Rate Loans shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist with respect to such Eurocurrency Rate Loans.

(b) ~~(a)~~ If ~~the Required Lenders determine that for any reason in connection with any request for a US Dollar Eurocurrency Rate Loan or a conversion to or continuation thereof that (i)  US Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such US Dollar Eurocurrency Rate Loan, (ii) adequate and reasonable means do not exist for determining the US Dollar Eurocurrency Rate for any requested Interest Period with respect to a proposed US Dollar Eurocurrency Rate Loan or in connection with an existing or proposed Base Rate Loan, or (iii) the Eurocurrency Rate for any requested Interest Period with respect to a proposed US Dollar Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan~~a Market Disruption Event occurs in relation to any Daily RFR Loans that are Sterling Loans, subject to Section 3.03(f), the Administrative Agent will promptly so notify the ~~Borrower~~Borrowers and each Lender. ~~Thereafter, (x) the~~Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or ~~maintain US Dollar Eurocurrency Rate~~continue Daily RFR Loans that are Sterling Loans shall be suspended~~, and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case~~ (to the extent of the affected Daily RFR Loans) until the Administrative Agent ~~(upon the instruction of the Required Lenders)~~ revokes such notice. Upon receipt of such notice, (i) the ~~Borrower~~Borrowers may revoke any pending request for a ~~Borrowing of, conversion to or continuation of US Dollar Eurocurrency Rate Loans~~borrowing of Daily RFR Loans in Sterling (to the extent of the affected Daily RFR Loans) or, failing that, ~~will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein~~(ii) such request shall be ineffective and any outstanding affected Daily RFR Loans, at the Borrowers’ election, shall either (A) bear interest at the Substitute Daily RFR Rate plus the Applicable Rate or (B) be prepaid in full immediately; provided, however, that if either no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice or the applicable Central Bank Rate is not available, the Borrowers shall be deemed to have elected clause (B) above.

(c) ~~(b)~~ If ~~the Required Tranche Lenders in respect of the Multicurrency RC Credit Tranche determine that for any reason in connection with any request for an Australian Dollar RC Loan or a conversion to or continuation thereof that (i) Australian Dollar deposits are not being offered to banks in the Australian bank bill market for the applicable amount and Interest Period of such Australian Dollar RC Loan, (ii) adequate and reasonable means do not exist for determining the BBSY Rate for any requested Interest Period with respect to a proposed Australian Dollar RC Loan, or (iii) the BBSY Rate for any requested Interest Period with respect to a proposed Australian Dollar RC Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan~~a Market Disruption Event occurs in relation to any Daily RFR Loans that are US Dollar Loans, subject to Section 3.03(f), the Administrative Agent will promptly so notify the ~~Borrower~~Borrowers and each ~~applicable~~ Lender. ~~Thereafter, the~~Upon notice thereof by the Administrative Agent to the Borrowers, any obligation of the Lenders to make or ~~maintain Australian~~continue Daily RFR Loans that are US Dollar ~~RC~~ Loans shall be suspended (to the extent of the affected Daily RFR Loans) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the ~~Borrower~~Borrowers may revoke any pending request for a ~~Borrowing or continuation of Australian Dollar RC Loans.~~borrowing of Daily RFR Loans in US Dollars (to the extent of the affected Daily RFR Loans) or, failing that, (ii) such request shall be ineffective and any outstanding affected Daily RFR Loans, at the Borrowers’ election, shall either (A) bear interest at the Base Rate plus the Applicable Rate or (B) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (A) above.

~~(c) If the Required Tranche Lenders in respect of the Multicurrency RC Credit Tranche determine that for any reason in connection with any request for a Euro RC Loan or a conversion to or continuation thereof that (i) deposits in Euro are not being offered to banks in the interbank market for Euro for the applicable amount and Interest Period of such Euro RC Loan, (ii) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Euro RC Loan, or (iii) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Euro RC Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each such Lender. Thereafter, the obligation of the Lenders to make or maintain Euro RC Loans shall be suspended. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing or continuation of Euro RC Loans.~~

~~(d) Notwithstanding clauses (a), (b) or (c) of this Section 3.03 or any other provision of this Agreement or any other Loan Document, if the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) or the Required Lenders (or with respect to the Australian Dollar RC Loans or the Euro RC Loans, the Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche) notify the Administrative Agent (with, in the case of the Required Lenders or the Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche, a copy to the Borrower) that the Borrower, Required Lenders or Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche (as applicable) have determined, that (i) adequate and reasonable means do not exist for ascertaining any Screen Rate for any requested Interest Period, including because such Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary or (ii) the supervisor for the administrator of any Screen Rate or a governmental authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which a Screen Rate shall no longer be made available, or be used for determining interest rates for loans such as the Borrowings contemplated by this Agreement, then reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower shall negotiate in good faith and endeavor to establish an alternate~~

~~rate of interest to such Screen Rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) that gives due consideration to both the then prevailing market convention for determining a rate of interest for similar syndicated loans denominated in the applicable currencies in respect of such Screen Rate at such time and the rate indicated by such Screen Rate immediately prior to such determination by the Administrative Agent, the Required Lenders or the Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche, and shall, notwithstanding anything to the contrary in Section~~ 11.01~~, enter into an amendment to this Agreement to reflect such alternate rate of interest and any proposed Successor Rate Conforming Changes. Such amendment shall become effective without any action or consent of any party to this Agreement other than the Administrative Agent and the Borrower at 5:00 p.m. on the fifth Business Day after the date that a copy of such amendment is provided to the Lenders so long as the Administrative Agent shall not have received a written notice from the Required Lenders or the Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche, as applicable, stating that such Required Lenders or the Required Tranche Lenders with respect to the Multicurrency RC Credit Tranche, as applicable, object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (d) (but, in the case of the circumstances described in clause (ii) of the first sentence of this clause (d), only to the extent the Screen Rate is not available or published at such time on a current basis), each Floating Rate Loan using such Screen Rate shall automatically, on the last day of its Interest Period, be converted into a Base Rate Loan; provided, however, that any Australian Dollar RC Loan or Euro RC Loan to be so converted will first be converted to a USD Committed RC Loan based on the Agent’s Spot Rate of Exchange on the last day of such Interest Period. Notwithstanding the foregoing, if any alternate rate of interest established pursuant to this clause (d) shall be less than zero percent (0%) per annum, such rate shall be deemed to be zero percent (0%) per annum for the purposes of this Agreement.~~

(d) If a Market Disruption Event occurs in relation to a Loan for any Interest Period for which the Floating Rate was to have been based on a rate other than the Eurocurrency Rate, then, subject to Section 3.03(f), the interest rate on each Lender’s share of such Loan for such Interest Period shall be the applicable Central Bank Rate for such currency plus the Applicable Rate; provided, however, that if the Applicable Agent determines (which determination shall be conclusive and binding absent manifest error) that such Central Bank Rate cannot be determined, any outstanding affected Loansshall, at the Borrowers’ election either (i) solely for the purpose of calculating the interest rate applicable to such Loans, be deemed to be Floating Rate Loans denominated in US Dollars and shall accrue interest at the same interest rate applicable to Floating Rate Loans that are US Dollar Loans at such time or (ii) be prepaid in full immediately; provided, however, that if no election is made by the Borrowers by the date that is three Business Days after receipt by the Borrowers of such notice, the Borrowers shall be deemed to have elected clause (i) above. Upon notice thereof by the Applicable Agent to the Borrowers, any obligation of the Lenders to make or continue Floating Rate Loans in the applicable currency shall be suspended (to the extent of the affected Floating Rate Loans) until the Applicable Agent revokes such notice.

(e) Subject to Section 3.03(f), if a Market Disruption Event occurs and the Applicable Agent or any Borrower so requires, the Applicable Agent and such Borrower shall enter into negotiations in good faith (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest. Any alternative basis agreed pursuant to the immediately preceding sentence shall, with the prior consent of all of the Lenders in the applicable Tranche and the Borrowers, be binding on all parties.

(f) Benchmark Replacement Setting.

Notwithstanding anything to the contrary herein or in any other Loan Document:

(i) Replacing Benchmarks. Upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any such Benchmark setting at or after 5:00 P.M. (New York time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrowers without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Tranche Lenders of each affected Tranche. At any time that the administrator of any then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator or the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative and will not be restored, (A) with respect to amounts denominated in US Dollars, the Borrowers may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrowers’ receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) with respect to amounts denominated in any currency other than US Dollars, the obligation of the Lenders to make or maintain Loans referencing such Benchmark in the affected currency shall be suspended (to the extent of the affected amounts or Interest Periods (as applicable)) and any outstanding loans in such currency shall immediately or, in the case of a term rate at the end of the applicable Interest Period, be prepaid in full. During the period referenced in the foregoing sentence, if a component of the Base Rate is based upon the Benchmark, such component will not be used in any determination of the Base Rate.

(ii) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of any Benchmark Replacement, the Administrative Agent will have the right (in consultation with the Borrowers) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. For the avoidance of doubt, any notice required to be delivered by the Administrative Agent as set forth in this Section titled “Benchmark Replacement Setting” may be provided, at the option of the Administrative Agent (in its sole discretion), in one or more notices and may be delivered together with, or as part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Borrowers or any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section titled “Benchmark Replacement Setting”.

(iv) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of any Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including Term SOFR), then the Administrative Agent (in consultation with the Borrowers) may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.

(v) Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (A) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (B) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate or any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

(vi) Certain Defined Terms.

As used in this Section titled “Benchmark Replacement Setting”:

“Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any currency, as applicable, (x) if any then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Benchmark Replacement” means, for any Available Tenor, the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrowers as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for syndicated credit facilities at such time denominated in the applicable currency in the U.S. syndicated loan market; provided, however, that, if the Benchmark Replacement as determined above would be less than the applicable Floor, the Benchmark Replacement will be deemed to be the applicable Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrowers) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one or more of the following events: a public statement or publication of information by or on behalf of the administrator of any then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, the central bank for the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative and that representativeness will not be restored.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of US Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of any currency other than US Dollars, (1) the central bank for the currency in which such amounts are denominated hereunder or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such amounts are denominated, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

3.04 Increased Costs; Reserves on Eurocurrency Rate ~~Committed RC~~ Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or any L/C Issuer;

(ii) subject any Lender or any L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Floating Rate Loan or Daily RFR Loan made by it, or change the basis of taxation of payments to such Lender or such L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or such L/C Issuer); or

(iii) impose on any Lender or any L/C Issuer or the ~~London interbank market or the Australian bank bill market~~Relevant Interbank Market any other condition, cost or expense affecting this Agreement or Floating Rate Loans or Daily RFR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to a Floating Rate or the Daily RFR Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the ~~Borrower~~Borrowers will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

~~Notwithstanding the foregoing, in the case of Eurocurrency Rate Committed RC Loans affected by the circumstances described in this Section, as promptly as practicable (but in no event later than five (5) Business Days after the giving of the notice by the Administrative Agent with respect to such circumstances), the Administrative Agent (in consultation with the affected Lenders) shall negotiate with the Borrower in good faith in order to ascertain whether a substitute interest rate (a “Substitute Rate”) may be agreed upon for the maintaining of existing Eurocurrency Rate Committed RC Loans. If a Substitute Rate is agreed upon by the Borrower and any affected Lenders, such Substitute Rate shall apply with respect to such affected Lenders. To the extent that a Substitute Rate is not so agreed upon by the Borrower and any of the affected Lenders within such time, each Eurocurrency Rate Committed RC Loan of such affected Lender denominated in US Dollars shall thereafter bear interest at the Base Rate and each Eurocurrency Rate Committed RC Loan of such affected Lender denominated in Euro shall thereafter be converted into Base Rate Loans denominated in US Dollars (in an amount equal to the US Dollar Equivalent of Euro).~~

If the Required Tranche Lenders notify the Applicable Agent that the Floating Rate for any Interest Period for any Loans will not adequately reflect the cost to such Lenders of making, funding or maintaining their Floating Rate Loans for such Interest Period, the Applicable Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (x) the obligation of the Lenders to make such Floating Rate Loans shall be suspended and (y) with respect to any Floating Rate Loans that are then outstanding under any Tranche, such Floating Rate Loans shall thereafter bear interest at the applicable Central Bank Rate for such currency plus the Applicable Rate, in each case until the Applicable Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist.

(b) Capital and Liquidity Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the ~~Borrower~~Borrowers will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in ~~subsection~~ clause (a) or (b) of this Section 3.04 and delivered to the ~~Borrower~~Borrowers shall be conclusive absent manifest error. The ~~Borrower~~Borrowers shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the ~~Borrower~~Borrowers shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the ~~Borrower~~Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on Eurocurrency Rate ~~Committed RC~~ Loans. The ~~Borrower~~Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently referred to as “Eurocurrency Liabilities” in Regulation D), additional interest on the unpaid principal amount of each Eurocurrency Rate ~~Committed RC~~ Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error ), which shall be due and payable on each date on which interest is payable on such Loan, provided the ~~Borrower~~Borrowers shall have received at least 10 days’ prior notice (with a copy to the ~~Administrative~~Applicable Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the ~~Administrative~~Applicable Agent) from time to time, the ~~Borrower~~Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan or a Daily RFR Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the ~~Borrower~~Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or a Daily RFR Loan on the date or in the amount notified by the ~~Borrower~~Borrowers; or

(c) any assignment of a Floating Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the ~~Borrower~~Borrowers pursuant to Section 11.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The ~~Borrower~~Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the ~~Borrower~~Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Floating Rate Loan made by it at the Floating Rate for such Loan by a matching deposit or other borrowing in the ~~London interbank Eurodollar market, the interbank market for Euro or the Australian bank bill market, as applicable,~~Relevant Interbank Market for a comparable amount and for a comparable period, whether or not such Floating Rate Loan was in fact so funded.

Notwithstanding the foregoing, if the Committed RC Loan Notice with respect to any USD Committed RC Loan or Eurocurrency Rate Loan having an Interest Period of one month indicates that such Loan will be repaid in 7 days, and the Borrower repays such Loans on the seventh (7th) day following the Borrowing thereof, the Lenders hereby waive any payment otherwise due pursuant to this Section 3.05 with respect to such Loans.

3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or ~~the~~any Borrower is required to pay any additional amount to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The ~~Borrower~~Borrowers hereby ~~agrees~~agree to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. Each Lender may, at its option, make any Loan available to the ~~Borrower~~Borrowers by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided, however, that (i) any exercise of such option shall not affect the obligation of the ~~Borrower~~Borrowers in accordance with the terms of this Agreement and (ii) nothing in this Section 3.06(a) shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation or warranty by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if ~~the~~any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, the ~~Borrower~~Borrowers may replace such Lender in accordance with Section 11.13.

3.07 Survival. All of the ~~Borrower’s~~Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, ~~and~~ resignation of ~~the Administrative Agent~~any Agent or any assignment of rights by, or the replacement of, a Lender.

ARTICLE IV. RESERVED

ARTICLE V. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

5.01 Conditions of Initial Credit Extension. The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder, and of each Existing L/C Issuer to continue the applicable Existing Letter(s) of Credit hereunder, is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (if applicable), each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of this Agreement and the Parent Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) a Request for Credit Extension relating to the initial Credit Extension and dated and delivered to the Administrative Agent at least two Business Days prior to the Closing Date;

(iii) a Note (or Notes, as applicable) executed by the Borrower in favor of each Lender requesting a Note (or Notes, as applicable);

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and Safe Harbor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and Guarantors is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(vi) a favorable opinion of Jaffe, Raitt, Heuer and Weiss, P.C., Michigan counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit F-1 and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

(vii) a favorable opinion of Tuan Olona, LLP, New York counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit F-2 and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

(viii) an opinion of Shearman & Sterling LLP, counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent;

(ix) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(x) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 5.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(xi) a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Borrower ended on March 31, 2021, signed by a Responsible Officer of the Borrower;

(xii) a duly completed Unencumbered Asset Certificate prepared on a pro forma basis to account for any acquisitions, dispositions or reclassifications of Properties, and the incurrence or repayment of any Indebtedness for borrowed money relating to such Properties, that have occurred since March 31, 2021;

(xiii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

(xiv) evidence that the Existing SHM Credit Agreement has been or concurrently with the Closing Date is being terminated and all Liens securing obligations under the Existing SHM Credit Agreement have been or concurrently with the Closing Date are being released (provided that evidence of such release shall be provided in accordance with Section 7.19);

(xv) the documentation and other information reasonably requested by any Lender at least ten Business Days prior to the Closing Date in connection with applicable “know your customer” and Anti-Corruption Laws, including, without limitation, the Patriot Act, the Trading with the Enemy Act and the Beneficial Ownership Regulation, in each case in form and substance reasonably satisfactory to such Lender and delivered at least five Business Days prior to the Closing Date;

(xvi) completed requests for information dated a recent date, including UCC, judgment, tax, litigation and bankruptcy searches with respect to each applicable Loan Party, in each case except to the extent previously delivered to the Administrative Agent; and

(xvii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuers, the Swing Line Lenders or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date shall have been paid.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 10.03, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

5.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed RC Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Floating Rate Loans) is subject to the following conditions precedent:

(a) The representations and warranties of the ~~Borrower~~Borrowers and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects or in all respects, as applicable, as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in ~~subsections~~ clauses (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01.

(b) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The ~~Administrative~~Applicable Agent and, if applicable, the L/C Issuers or the Swing Line Lenders shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed RC Loan Notice requesting only a conversion of Loans to the other Type or a continuation of ~~Eurocurrency~~Floating Rate ~~Committed RC~~ Loans) submitted by ~~the~~any Borrower shall be deemed to be a representation and warranty that the conditions specified in Section 5.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE VI. REPRESENTATIONS AND WARRANTIES

The ~~Borrower represents and warrants to the Administrative Agent~~Borrowers represent and warrant to the Agents and the Lenders that:

6.01 Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except, in each case referred to in clause (b) or (c), as contemplated hereunder or to the extent such conflict, breach, contravention or violation, or creation of any such Lien could not reasonably be expected to have a Material Adverse Effect.

6.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document other than those that have already been duly made or obtained and remain in full force and effect or those which, if not made or obtained, could not reasonably be expected to have a Material Adverse Effect.

6.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party ~~party~~ thereto, enforceable against each Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity of at law).

6.05 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements fairly present in all material respects the financial condition of the ~~Borrower~~Operating Partnership and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(b) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c) ~~(c)~~ The consolidated financial covenant projections of the ~~Borrower~~Operating Partnership previously delivered to the Administrative Agent for the 2021, 2022 and 2023 fiscal years were prepared in good faith on the basis of the assumptions stated herein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts (it being understood that such financial projections are subject to uncertainties and contingencies, which may be beyond the control of the ~~Borrower~~Operating Partnership and its Subsidiaries and that no assurance is given by the ~~Borrower~~Borrowers that such projections will be realized).

6.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the ~~Borrower~~Borrowers, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against ~~the~~any Borrower or any of ~~its~~their respective Subsidiaries or against any of their properties or revenues that (a) challenge the validity or enforceability of this Agreement or any other Loan Documents or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

6.07 No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

6.08 Ownership of Property.

Each of the Loan Parties and their Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in all real property necessary or used in the ordinary course of business, except where failure to have any of the foregoing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Each of the Properties listed on the schedule of Unencumbered Assets delivered to the Administrative Agent in connection with the Closing Date (as updated from time to time in accordance with Section 7.02(b)) is an Eligible Property, except to the extent as otherwise set forth herein or waived in writing by the Required Lenders.

6.09 Environmental Compliance. The Loan Parties and their Subsidiaries are not in violation of any Environmental Laws and not subject to liabilities or claims thereunder that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.10 Insurance. The properties of the Loan Parties are insured with insurance companies not Affiliates of the ~~Borrower~~Borrowers, which, to ~~Borrower~~’sBorrowers’ knowledge are financially sound and reputable, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Borrower or the applicable Loan Party operates.

6.11 Taxes. The ~~Borrower~~Operating Partnership and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable (taking into account any applicable extensions), except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP (to the extent required by GAAP) or (b) where failure to comply with the following could not reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the ~~Borrower~~Operating Partnership or any Subsidiary that would, if made, have a Material Adverse Effect.

6.12 ERISA Compliance.

(a) Except as could not reasonably be expected to give rise to a Material Adverse Effect, each Plan is in compliance in all respects with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the knowledge of the Loan Parties, nothing has occurred that would cause the loss of such tax qualified status.

(b) There are no pending or, to the knowledge of the Loan Parties, threatened in writing claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in Material Adverse Effect.

(c) (i) Except as could not reasonably be expected to give rise to a Material Adverse Effect, no ERISA Event has occurred, and neither any Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher except where the failure to attain such funding target attainment percentage could not reasonably be expected to give rise to a Material Adverse Effect, and neither any Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date except where such drop in funding target attainment percentage could not reasonably be expected to give rise to a Material Adverse Effect; and (iv) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA.

(d) Neither the ~~Borrower~~Operating Partnership nor any Guarantor is or will be deemed to be “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Loans, the Letters of Credit or the Commitments.

6.13 Subsidiaries; Equity Interests. As of the date of this Agreement, the Parent and the ~~Borrower~~Operating Partnership have no Subsidiaries other than those specifically disclosed in Schedule 6.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable. Neither the Parent nor the ~~Borrower~~Operating Partnership has any direct or indirect Equity Interests in any other Person other than those specifically disclosed in Schedule 6.13.

6.14 Margin Regulations; Investment Company Act.

(a) None of the Loan Parties is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) None of the Loan Parties, any Person Controlling ~~Borrower~~the Operating Partnership, or any other Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

6.15 Disclosure. No report, financial statement, certificate or other written information (other than projected financial information and information of a general economic or general industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, taken as a whole and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable at the time made (it being understood that such financial projections are subject to uncertainties and contingencies, which may be beyond the control of the ~~Borrower~~Operating Partnership and its Subsidiaries and that no assurance is given by any Loan Party that such projections will be realized).

6.16 Compliance with Laws; Sanctions. Each Loan Party, and each of its Subsidiaries, are in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. None of the Parent, the ~~Borrower~~Operating Partnership, any Guarantor, or any of their respective Subsidiaries or, to their knowledge, any director, officer, employee or Affiliate thereof, is a Person that is, or is owned or controlled by Persons that are: (A) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Australian Department of Foreign Affairs and Trade or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions. None of the Parent, the ~~Borrower~~Operating Partnership, any Guarantor, or any of their respective Subsidiaries or, to the knowledge of the Parent, the ~~Borrower~~Operating Partnership and the Guarantors, any director, officer, employee or Affiliate thereof, is in violation of any applicable Sanctions or Anti-Corruption Laws.

6.17 Solvency. As of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Loan Documents to occur on the Closing Date, including all Credit Extensions to occur on the Closing Date (if any), the Parent and its Subsidiaries (on a consolidated basis) are Solvent.

6.18 REIT Status; New York Stock Exchange Listing. The Parent is a REIT, as defined under the Code, and is a publicly traded company listed on the New York Stock Exchange or another national stock exchange located in the United States.

6.19 Affected Financial Institution. Neither ~~the~~any Borrower nor any other Loan Party is an Affected Financial Institution.

6.20 Receivables Financing Transactions. The aggregate value to the Loan Parties and the Subsidiaries of the receivables financed under any warehouse receivables financing facility (including the value of the manufactured housing units securing such receivables) is equal to or exceeds the Loan Parties’ and Subsidiaries’ associated aggregate repurchase liabilities under such warehouse receivables financing facility.

6.21 Parent Indebtedness. The Parent has not incurred, assumed or otherwise become obligated under any Indebtedness other than Obligations under the Loan Documents, Customary Carve-out Agreements and other Indebtedness permitted under this Agreement (including Senior Financing Obligations).

ARTICLE VII. AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnity obligations) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless a replacement letter of credit or cash collateral reasonably satisfactory to the applicable L/C Issuer has been provided to such L/C Issuer), the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 7.01, 7.02, and 7.03) cause each Subsidiary to:

7.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail as previously delivered to the Administrative Agent in connection with the origination of the Loans or otherwise satisfactory to the Administrative Agent and the Required Lenders:

(a) within 90 days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or senior vice president of finance of the Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

As to any information contained in materials furnished pursuant to Section 7.02(d), the Parent shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the ~~Borrower~~Borrowers to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.

7.02 Certificates; Other Information. Deliver to the Administrative Agent (and the Administrative Agent shall deliver to each Lender), in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or senior vice president of finance of the Parent (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes);

(b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), an Unencumbered Asset Certificate, as at the end of such quarter, certified by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent, together with an updated schedule of Unencumbered Assets listing all of the Unencumbered Assets as of such date.

(c) promptly after any request by the Administrative Agent or any Lender, copies of any final management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the ~~Borrower~~Operating Partnership by independent accountants in connection with the accounts or books of the Parent or any Subsidiary, or any audit of any of them;

(d) other than with respect to publicly available information which is addressed in the proviso below, promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent, and copies of all annual, regular, periodic and special reports and registration statements which the Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto, provided that with respect to each such report, proxy, financial statement, communication and registration statement that is publicly available, the ~~Borrower~~Borrowers shall deliver such documents promptly following the Administrative Agent’s written request therefor;

(e) within ninety (90) days after request by the Administrative Agent or any Lender, the annual budget then in effect for the ~~Borrower~~Operating Partnership, on a consolidated basis prepared by the ~~Borrower~~Operating Partnership in the ordinary course of its business; provided, however, that the annual budget for any given year will not be available until February 28 of such year;

(f) promptly after ~~the furnishing thereof~~any request by the Administrative Agent or any Lender, copies of any statement or report furnished to any holder of debt securities of the Parent or the ~~Borrower~~Operating Partnership pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 7.01 or any other clause of this Section 7.02;

(g) promptly, and in any event within five (5) Business Days after receipt thereof by the Parent or the ~~Borrower~~Operating Partnership, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any material investigation or other material inquiry by such agency regarding financial or other operational results of any Loan Party, other than routine comment letters from the SEC with respect to public filings unless restricted from doing so by such agency;

(h) promptly upon the ~~Borrower~~Operating Partnership becoming aware of a change in the Investment Grade Rating (including the initial issuance of any Investment Grade Rating) or any other credit rating given by S&P, Moody’s or another nationally recognized rating agency to the ~~Borrower’s~~Operating Partnership’s or the Parent’s Debt Rating;

~~(i) promptly after a Responsible Officer becomes aware thereof, written notice of any change in or discontinuation of a Sustainability Rating;~~

(i) commencing with the calendar year ending December 31, 2021, within 150 days after the end of each fiscal year, a Pricing Certificate for the most recently ended Annual Period addressing the Sustainability Rating Change for such calendar year; provided, however, that in any fiscal year the Operating Partnership may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Pricing Certificate by the end of such 150-day period shall result in the Sustainability Facility Fee Adjustment and the Sustainability Margin Adjustment being applied in accordance with the terms and conditions set forth in Section 2.20);

(j) promptly, such additional information regarding the business, financial or corporate affairs or sustainability matters and practices of the Parent or the ~~Borrower~~Operating Partnership or any Unencumbered Asset, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request; and

(k) as soon as reasonably practicable and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, and 90 days after the end of each fiscal year of the Parent, a spreadsheet showing the operating results (including, for the avoidance of doubt, the Net Operating Income) for each Unencumbered Asset, in form and detail satisfactory to the Administrative Agent.

Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the ~~Borrower~~Operating Partnership posts such documents, or provides a link thereto on the ~~Borrower’s~~ Operating Partnership’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the ~~Borrower’s~~Operating Partnership’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the ~~Borrower~~Operating Partnership with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Parent and the ~~Borrower~~Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Parent and the ~~Borrower~~Borrowers hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent, the ~~Borrower~~Operating Partnership or their Affiliates, or the respective Equity Interests of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ Equity Interests. The Parent and the ~~Borrower~~Borrowers hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC~~,~~”, the Parent and the ~~Borrower~~Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Parent and the ~~Borrower or~~Operating Partnership or their Equity Interests for purposes of United States Federal and state securities laws (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information~~.~~”.

7.03 Notices. Promptly notify the Administrative Agent and each Lender:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (to the extent any of same could reasonably be expected to result in a Material Adverse Effect) (i) breach or non-performance of, or any default under, a Contractual Obligation of ~~the~~any Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between ~~the~~any Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting ~~the~~any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) of the occurrence of any ERISA Event;

(d) of any material change in accounting policies or financial reporting practices by the Loan Parties or any Subsidiary;

(e) of any actual or threatened in writing condemnation of any portion of any Unencumbered Asset, and which could reasonably be expected to have a Material Adverse Effect; and

(f) of any material permit, license, certificate or approval required with respect to any Unencumbered Asset lapses or ceases to be in full force and effect or claim from any person that any Unencumbered Asset, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Law except to the extent that the same would not result in a Material Adverse Effect.

Each notice pursuant to this Section 7.03 shall be accompanied by a statement of a Responsible Officer of the ~~Borrower~~Operating Partnership setting forth details of the occurrence referred to therein and stating what action the ~~Borrower~~Operating Partnership has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

7.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Parent or such Subsidiary (to the extent required by GAAP) or (b) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing of the Loan Parties under the Laws of the jurisdiction of their organization except in a transaction permitted by Section 8.03; and (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted and subject to exceptions for extraordinary or reasonably unforeseeable events, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) make all necessary repairs thereto and renewals and replacements thereof in a reasonably timely manner except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.07 Maintenance of Insurance. Maintain liability, casualty and other insurance (subject to customary deductibles and retentions) with responsible insurance companies in such amounts and against such risks as is customarily carried by companies engaged in similar businesses and owning similar assets in the general areas in which the Loan Parties or such Subsidiaries, as applicable, operate.

7.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

7.09 Books and Records. Maintain proper books of record and account, in which entries that are true and correct in all material respects are made in conformity with GAAP consistently applied.

7.10 Inspection Rights. Permit the Lenders through the Administrative Agent, the Administrative Agent or any representative designated by the Administrative Agent, to visit and inspect any of the properties of the Loan Parties or any of their respective Subsidiaries (subject to the rights of any tenants), to examine the books of account of the Loan Parties and their respective Subsidiaries relating to their businesses (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Loan Parties and their respective Subsidiaries with their Responsible Officers, all at such reasonable times (during normal business hours) and intervals as the Administrative Agent may reasonably request upon not less than four (4) Business Days’ notice; provided, however, that inspections shall be limited to once per year unless an Event of Default shall have occurred and be continuing. The Administrative Agent and the Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Loan Parties’ or such Subsidiaries’ normal business operations. Notwithstanding anything to the contrary in this Section 7.10, no Loan Party nor any of their Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter (i) in respect of which disclosure to the Administrative Agent (or its designated representative) or any Lender is then prohibited by law or any agreement binding on any Loan Party or any of its Subsidiaries or (ii) that is subject to attorney -client or similar privilege or constitutes attorney work product. Each such visit and inspection shall be at the visitor’s cost unless made during the continuance of an Event of Default, in which case all such costs shall be at the expense of the ~~Borrower~~Borrowers .

7.11 Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes, including for working capital, capital expenditures and acquisitions, and not in contravention of any Law or of any Loan Document.

7.12 Safe Harbor. Cause Safe Harbor to own, directly or indirectly, all Marina Real Estate Assets at all times.

7.13 ~~Reserved~~Additional Borrowers~~.~~

. If after the Amendment No. 1 Effective Date, a Subsidiary of the Operating Partnership desires to become a Borrower hereunder (including pursuant to Section 7.14), (a) the Operating Partnership shall (i) enter into the Operating Partnership Guaranty (to the extent not previously delivered) and (ii) deliver corporate formalities and enforceability legal opinions relating to the Operating Partnership Guaranty from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent and (b) such Subsidiary shall: (i) provide at least five Business Days’ prior notice to the Administrative Agent, and such notice shall designate under what Revolving Credit Tranche such Subsidiary proposes to borrow; (ii) duly execute and deliver to the Administrative Agent a Borrower Accession Agreement; (iii) satisfy all of the conditions with respect thereto set forth in this Section 7.13 in form and substance reasonably satisfactory to the Administrative Agent; (iv) satisfy the “know your customer” requirements of the Administrative Agent and each relevant Lender, (v) deliver a Beneficial Ownership Certification, if applicable, with respect to such Additional Borrower, and (vi) obtain the consent of each Lender, which may be given or withheld in such Lender’s sole discretion, in the applicable Tranche under which such Additional Borrower proposes to become a Borrower that such Additional Borrower is acceptable as a Borrower under the Loan Documents. Each such Subsidiary’s addition as a Borrower shall also be conditioned upon the Administrative Agent having received (x) a certificate signed by a duly authorized officer or director of such Subsidiary, dated the date of such Borrower Accession Agreement certifying that: (1) the representations and warranties contained in each Loan Document are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects or in all respects, as applicable, as of such earlier date in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of such date, before and after giving effect to such Subsidiary becoming an Additional Borrower and as though made on and as of such date and (2) no Default or Event of Default has occurred and is continuing as of such date or would occur as a result of such Subsidiary becoming an Additional Borrower, (y) all of the documents set forth in Sections 5.01(a)(iv), (v) and (ix) with respect to such Subsidiary and (z) a corporate formalities legal opinion relating to such Subsidiary from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent. Upon such Subsidiary’s addition as an Additional Borrower, such Subsidiary shall be deemed to be a Borrower hereunder. The Administrative Agent shall promptly notify each applicable Lender upon each Additional Borrower’s addition as a Borrower hereunder and shall, upon request by any Lender, provide such Lender with a copy of the executed Borrower Accession Agreement. With respect to the accession of any Additional Borrower to a Tranche, such Additional Borrower shall be responsible for making a determination as to whether it is capable of making payments to each Lender under the applicable Tranche without the incurrence of withholding taxes, provided that each such Lender shall provide such properly completed and executed documentation described in Section 3.01(e) or otherwise reasonably requested by such Additional Borrower as may be necessary for such Additional Borrower to determine the amount of any applicable withholding taxes and the Administrative Agent and such Lender shall cooperate in all reasonable respects with the Borrowers and their tax advisors in connection with any analysis necessary for such Additional Borrower to make such determination.

7.14 Additional Guarantors. In the event of any incurrence (including the assumption of existing Indebtedness via an acquisition of Equity Interests) of Senior Financing Obligations occurring after the Closing Date by any Subsidiary of the Parent (other than ~~the~~an existing Borrower or an existing Guarantor) such Subsidiary shall, at the cost of the Loan Parties, become (a) an Additional Borrower hereunder in accordance with Section 7.13 and/or (b) a Subsidiary Guarantor hereunder (each Subsidiary Guarantor that delivers or accedes to the Subsidiary Guaranty after the Amendment No. 1 Effective Date being an “Additional Guarantor”), in each case within 30 days after such incurrence of Senior Financing Obligations by either (i) in the case of clause (a), complying with the provisions of Section 7.13 and executing and delivering to the Administrative Agent (x) prior to the date that the Subsidiary Guaranty has been executed and delivered, the Subsidiary Guaranty, and (y) thereafter, a counterpart of the Subsidiary Guaranty or ~~such other document~~an accession thereto as the Administrative Agent shall deem appropriate for such purpose or (ii) in the case of clause (b), executing and delivering to the Administrative Agent (x) prior to the date that the Subsidiary Guaranty has been executed and delivered, the Subsidiary Guaranty, and (y) thereafter, a counterpart of the Subsidiary Guaranty or an accession thereto as the Administrative Agent shall deem appropriate for such purpose. Each such ~~Subsidiary~~Additional Guarantor that is not also an Additional Borrower shall, within such 30 day period, deliver to the Administrative Agent (A) all of the documents set forth in Sections 5.01(a)(iv), (v) and (ix) with respect to such ~~Subsidiary~~Additional Guarantor, (B) all of the “know your client” information relating to such SubsidiaryAdditional Guarantor that is reasonably requested by the Administrative Agent or any Lender Party and (C) a corporate formalities legal opinion relating to such ~~Subsidiary~~Additional Guarantor from counsel reasonably acceptable to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent. If any ~~Subsidiary~~Additional Guarantor (other than an existing Borrower that is not then being released as a Borrower in accordance with Section 11.24) is no longer a guarantor or ~~credit support provider~~obligor with respect to any Senior Financing Obligations, then the Administrative Agent shall, upon the request of the ~~Borrower~~Operating Partnership, promptly release such ~~Subsidiary~~Additional Guarantor from the Subsidiary Guaranty by executing and delivering a guarantor release substantially in the form attached to Exhibit H hereto, provided that no Event of Default shall have occurred and be continuing.

7.15 Reserved.

7.16 REIT Status; New York Stock Exchange Listing. The Parent shall at all times (i) maintain its status as a REIT, so long as REITs are recognized under the Code, and (ii) remain a publicly traded company listed on the New York Stock Exchange or another national stock exchange located in the United States.

7.17 Reserved.

7.18 OFAC. Provide to the Administrative Agent and the Lenders any information that the Administrative Agent or any Lender deems reasonably necessary from time to time in order to ensure compliance with all applicable Sanctions and Anti-Corruption Laws.

7.19 Post-Closing Agreements. Use commercially reasonable efforts to, not later than thirty (30) days following the Closing Date, provide evidence reasonably satisfactory to the Administrative Agent that all financing statements relating to the Existing SHM Credit Agreement have been terminated and all other actions reasonably required by the Administrative Agent to evidence the release of all collateral thereunder have been taken; provided, however, that the ~~Borrower~~Operating Partnership shall be required to have provided such evidence not later than sixty (60) days following the Closing Date.

ARTICLE VIII. NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnity obligations) shall remain unpaid or unsatisfied, or any Letter of Credit (unless a replacement letter of credit or cash collateral reasonably satisfactory to the applicable L/C Issuer has been provided to such L/C Issuer) shall remain outstanding, each Loan Party shall not, nor shall it permit any Subsidiary to, directly or indirectly:

8.01 Reserved.

8.02 Parent as Holding Company. The Parent will not enter into or conduct any business, or engage in any activity other than (i) the ownership, acquisition and disposition of any direct or indirect Equity Interests in the ~~Borrower~~Operating Partnership, Subsidiaries of the ~~Borrower~~Operating Partnership in which the Parent holds an indirect Equity Interest through the ~~Borrower~~Operating Partnership, and the ~~Non-Borrower~~Non-Operating Partnership Subsidiaries, (ii) the management of the business of the ~~Borrower~~Operating Partnership, and such activities as are incidental thereto, all of which shall be solely in furtherance of the business of the ~~Borrower, the Borrower’s~~Operating Partnership, the Operating Partnership’s Subsidiaries and the ~~Non-Borrower~~Non-Operating Partnership Subsidiaries, (iii) the ownership of (A) assets that have been distributed to the Parent that are held by the Parent for no more than 10 Business Days pending (x) further distribution to equity holders of the Parent in amounts set forth in clause (vii) below or (y) contribution of the same to the ~~Borrower~~Operating Partnership, (B) assets received by the Parent from third parties (including the net cash proceeds from any issuance and sale by the Parent of any of its Equity Interests), that are held for no more than 10 Business Days pending contribution of the same to the ~~Borrower~~Operating Partnership and (C) such bank accounts or similar instruments as the Parent reasonably deems necessary to carry out its responsibilities under the organizational documents of the ~~Borrower~~Operating Partnership, (iv) the maintenance of its legal existence (including the ability to incur fees, costs, and expenses relating to such maintenance), (v) (A) entering into the Loan Documents and performing its Obligations under the Loan Documents, (B) entering into Customary Carve-out Agreements and performing its obligations under Customary Carve-out Agreements and (C) incurring Senior Financing Obligations that would not result in a breach of the financial covenants in Section 8.13 and performing its obligations in respect of such Senior Financing Obligations, (vi) any public offering of any shares of its capital stock or any other issuance or sale of Equity Interests in the Parent (provided that 100% of the net cash proceeds or other consideration of such issuance or sale shall be contributed to the ~~Borrower~~Operating Partnership within 10 Business Days of the Parent’s receipt thereof), (vii) the payment of dividends to equity holders of the Parent ~~in an amount not to exceed, for any fiscal year, the greater of (A) 95% of Funds~~

~~From Operations, calculated on a trailing twelve month basis, and (B) the amount of dividends and distributions required to be paid by the Parent in order for it to (x) maintain its REIT status for federal or state income tax purposes and (y) avoid the payment of federal or state income or excise tax~~to the extent not prohibited by Section 8.05, (viii) making contributions to the capital of the ~~Borrower~~Operating Partnership, (ix) participating in tax, accounting and other administrative matters pertaining to the Parent and the Consolidated Group, (x) providing indemnification to its officers, managers and directors, and (xi) any activities incidental to compliance with the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder, and the rules of national securities exchanges, in each case, as applicable to the Parent, as well as activities incidental to investor relations, shareholder meetings and reports to shareholders or debt holders; provided, however, that in no event shall the Parent (1) incur, assume or otherwise become obligated in respect of any Indebtedness other than (A) Obligations under the Loan Documents, (B) Customary Carve-out Agreements and (C) Senior Financing Obligations that would not result in a breach of the financial covenants or (2) acquire any Equity Interests other than Equity Interests in the ~~Borrower and Non-Borrower~~Operating Partnership and Non-Operating Partnership Subsidiaries.

8.03 Fundamental Changes. Merge, dissolve, liquidate or consolidate (including pursuant to a Division) with or into another Person, except that, so long as no Event of Default exists or would result therefrom and subject to the proviso below, (a) a Loan Party may merge or consolidate (including pursuant to a Division) with or into one or more other Loan Parties, (b) any Subsidiary (other than the ~~Borrower~~Operating Partnership) may merge or consolidate (including pursuant to a Division) with or into a Loan Party or another Subsidiary or may dissolve or liquidate, or (c) any other merger, dissolution, liquidation or consolidation (including pursuant to a Division) that does not result in a Change of Control shall be permitted; provided that (i) if the ~~Borrower~~Operating Partnership or Parent is a party to any merger or consolidation permitted under this Section 8.03 it shall be the surviving entity and (ii) in no event shall the ~~Borrower~~Operating Partnership and the Parent be permitted to merge or consolidate with each other. Nothing in this Section shall be deemed to prohibit the sale or leasing of Property or portions of Property in the ordinary course of business so long as no Event of Default under any other provision of the Loan Documents would result therefrom.

8.04 Reserved.

8.05 Restricted Payments. In the case of the Parent, after the occurrence and during the continuance of an Event of Default, make any Restricted Payment ~~if an Event of Default exists, except so long as no Event of Default shall have occurred and be continuing under Section 9.01(a) or would result therefrom, such Restricted Payment shall be permitted in an amount not to exceed the greater of (A) the amount which, when added to the amount of all other Restricted Payments paid by the Parent in the same fiscal quarter and the preceding three fiscal quarters, would not exceed 95% of Funds From Operations of the Parent and its Subsidiaries for the four consecutive fiscal quarters ending prior to the fiscal quarter in which such Restricted Payment is paid and (B) the minimum amount of Restricted Payments required (I) under the Code to maintain and preserve the Parent’s REIT status and (II) to avoid the payment of federal or state income or excise tax. So long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, any Loan Party may declare and make dividend payments or other distributions payable with respect to the~~(including, in each case, by way of a Division), except for (i) any purchase, redemption or other acquisition of Equity Interests ~~of such Loan Party solely in the~~with the proceeds of issuances of new common Equity Interests ~~of such Loan Party including (i) “cashless exercises” of options granted under any share option plan adopted by the Parent, (ii) distributions of rights or equity securities under any rights plan adopted by the Borrower or the Parent, and (iii) distributions (or effect stock splits or reverse stock splits) with respect to its Equity Interests payable solely in additional shares of its Equity Interests..~~occurring not more than one year prior to such purchase, redemption or other acquisition, (ii) cash or stock dividends and distributions in the minimum amount necessary to maintain REIT status and avoid imposition of income and excise taxes under the Code and (iii)  non -cash payments in connection with employee, trustee and director stock option plans or similar incentive arrangements.

8.06 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the ~~Borrower~~Operating Partnership and its Subsidiaries on the date hereof; provided, however, that such lines of business shall include the service and repair of marine vessels, cabin and boat rentals, retail sales, fuel sales, restaurant sales and other marine related businesses; provided further that, for the avoidance of doubt, de minimis changes in the Operating Partnership’s business will be permitted.

8.07 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Loan Parties or their respective Subsidiaries other than (a) salary, bonus, employee stock option, relocation assistance and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are disclosed to the board of directors of the Parent and expressly authorized by a resolution of the board of directors of the Parent which is approved by a majority of the directors not having an interest in the transaction, (c) transactions permitted by this Agreement, (d) transactions between or among Loan Parties and Subsidiaries and (e) transactions on overall terms substantially as favorable to Loan Parties or their Subsidiaries as would be the case in an arm’s length transaction between unrelated parties.~~.~~

8.08 Burdensome Agreements. Enter into any Negative Pledge if immediately prior to the effectiveness of such Negative Pledge, or immediately after giving effect thereto, (i) a Default or Event of Default exists or (ii) the Loan Parties are not in compliance with any of the covenants set forth in Section 8.13 determined on a pro forma basis.

8.09 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. The ~~Borrower~~Borrowers will not directly or knowingly indirectly use the Letters of Credit or the proceeds of the Loans, or lend, contribute or otherwise make available to any Subsidiary, joint venture partner or other Person such extensions of credit or proceeds, (A) to fund any activities or businesses of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Facility, whether as underwriter, advisor, investor, or otherwise) or any Anti-Corruption Laws.

8.10 ~~Minimum Unencumbered Assets~~Reserved~~. Without the prior written consent of the Required Lenders, allow there to be fewer than ten (10) Unencumbered Assets.~~

.

8.11 Reserved.

8.12 Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by GAAP, or (ii) fiscal year.

8.13 Financial Covenants. Permit:

(a) Maximum Leverage Ratio. Total Indebtedness, less unrestricted cash and Cash Equivalents in excess of US$25,000,000, to exceed sixty-five percent (65%) of Total Asset Value less unrestricted cash and Cash Equivalents in excess of US$25,000,000 as of the last day of each fiscal quarter.

(b) Minimum Fixed Charge Coverage Ratio. The ratio of Adjusted EBITDA to Fixed Charges to be less than 1.40 to 1.0 as of the last day of each fiscal quarter.

(c) Unencumbered Debt Yield. The Unencumbered Debt Yield to be less than ~~nine~~eight and one-half percent (~~9.0~~8.5%).

(d) Maximum Secured Leverage. The ratio of Total Secured Indebtedness to Total Asset Value to exceed forty percent (40%) as of the last day of each fiscal quarter.

(e) Maximum Available Amount. At any time, the Total Outstandings to exceed the Maximum Available Amount at such time.

(f) Restricted Payments. The declaration or making, directly or indirectly, of any Restricted Payment, except as permitted under Section 8.05.

8.14 OFAC. Knowingly engage in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is, or whose government is, the subject of Sanctions.

8.15 Receivables Financing Transactions. Enter into or be liable under any warehouse receivable financing facility for which the aggregate value to the Loan Parties and the Subsidiaries of the receivables financed under such warehouse receivables financing facility (including the value of the manufactured housing units securing such receivables) is less than the Loan Parties’ and Subsidiaries’ associated aggregate repurchase liabilities under such warehouse receivables financing facility.

ARTICLE IX. EVENTS OF DEFAULT AND REMEDIES

9.01 Events of Default. Any of the following shall constitute an Event of Default (each, an “Event of Default”):

(a) Non-Payment. ~~The~~Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within five Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. ~~The~~Any Borrower fails to perform or observe any term, covenant or agreement contained in Article VIII; or

(c) Other Defaults. ~~The~~Any Borrower fails to perform or observe any other covenant or agreement (not specified in ~~subsection~~ clause (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 Business Days following written notice by Administrative Agent or, if such Default is not reasonably susceptible of cure within such period, within such longer period as is reasonably necessary to effect a cure so long as the ~~Borrower continues~~Borrowers continue to diligently pursue cure of such Default but not in any event in excess of 60 Business Days; or

(d) Representations and Warranties. Any representation or warranty by a Loan Party made in any Loan Document, or in any certificate or other writing delivered by a Loan Party pursuant to any Loan Document, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of the Lenders; or

(e) Cross-Default. Any Loan Party or any of its Subsidiaries (i) fails to pay the principal, or any principal installment, of any Indebtedness (other than (A) Non-Recourse Indebtedness and (B) the Obligations) of US$~~75,000,000~~125,000,000 (or the equivalent thereof in any foreign currency) or more required on its part to be paid when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event of default to occur, in connection with any Indebtedness (other than Non-Recourse Indebtedness) of US$~~75,000,000~~125,000,000 (or the equivalent thereof in any foreign currency) or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right (after giving effect to any notice or grace periods applicable thereto) to declare such Indebtedness due before the date on which it otherwise would become due or the right (after giving effect to any notice or grace periods applicable thereto) to require a Loan Party or any such Subsidiary to redeem or purchase, or offer to redeem or purchase, all or any portion of such Indebtedness (provided, that for the purpose of this ~~subsection~~clause (e), the principal amount of Indebtedness consisting of a Swap Contract shall be the amount which is then payable by the counterparty to close out the Swap Contract) ; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i)  ~~The~~Any Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding US$~~75,000,000~~125,000,000 (or the equivalent thereof in any foreign currency) (to the extent not paid or covered by (x) independent third party insurance from an insurer that has been notified of the relevant claim and not denied coverage or (y) an indemnity from a Person that has been notified of the relevant claim and not denied its obligation to indemnify such amount), and (i) enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) such judgment or order shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

(i) ERISA. An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of the Loan Parties or their Subsidiaries under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect, or (ii) the Loan Parties or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. Any material provision of any material Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) REIT Status of Parent. The Parent ceases to be treated as a REIT so long as REITs are recognized under the Code.

9.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the ~~Borrower~~Borrowers;

(c) require that the ~~Borrower~~Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to ~~the~~any Borrower under the Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the ~~Borrower~~Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

9.03 Application of Funds. After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), (1) Loans denominated in Australian Dollars or Euro will, at any time that the Administrative Agent determines it necessary or desirable to calculate the pro rata share of the Lenders on a Facility wide basis, be converted on a notional basis into the US Dollar Equivalent thereof solely for the purposes of making any allocations required under this Section 9.03 and (2) any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.17 and 2.18, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent hereunder in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and any periodic swap or swap termination payments) payable to the Lenders, the L/C Issuers and any Swap Bank (including fees, charges and disbursements of counsel to the respective Lenders, the L/C Issuers and such Swap Bank and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, and periodic swap payments, ratably among the Lenders, the L/C Issuers and any Swap Bank in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings, and swap termination payments (mark to market), in each case ratably among the Lenders, the L/C Issuers and the Swap Bank in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the ~~Borrower~~Borrowers pursuant to Sections 2.04 and 2.17; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the ~~Borrower~~Borrowers or as otherwise required by Law.

Upon the occurrence and during the continuance of any Event of Default, ~~Australian Dollar RC Loans~~all Loans denominated in currencies other than US Dollars will, at any time during the continuance of such Event of Default that the Administrative Agent determines it necessary or desirable to calculate the pro rata share of the Lenders on a Facility-wide basis, be converted on a notional basis into the US Dollar Equivalent thereof solely for the purposes of making any allocations required under this Section 9.03.

Subject to Sections 2.04(c) and 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE X. ~~ADMINISTRATIVE AGENT~~AGENTS

10.01 Appointment and Authority. Each of the Lender Parties hereby irrevocably appoints Citibank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, and to take any and all other actions as permitted pursuant to the term of this Agreement, together with such actions and powers as are reasonably incidental thereto.

Each of the AUD RC Lenders hereby irrevocably appoints Citisecurities Limited to act on its behalf as the Australian Agent hereunder and under the other Loan Documents and authorizes the Australian Agent to take such actions on its behalf and to exercise such powers as are delegated to the Australian Agent by the terms hereof or thereof, and to take any and all other actions as permitted pursuant to the term of this Agreement, together with such actions and powers as are reasonably incidental thereto.

The provisions of this Article are solely for the benefit of the Administrative Agent, the Australian Agent and the Lender Parties, and ~~neither~~none of the ~~Borrower nor~~Borrowers or any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

10.02 Rights as a Lender. ~~The~~Each Person serving as ~~the Administrative~~an Agent hereunder shall have the same rights and powers in its capacity as a Lender Party as any other Lender Party and may exercise the same as though it were not ~~the Administrative~~an Agent and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include ~~the~~each Person serving as ~~the Administrative~~an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with ~~the~~any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not ~~the Administrative~~an Agent hereunder and without any duty to account therefor to the Lenders.

10.03 Exculpatory Provisions. ~~The Administrative~~No Agent shall ~~not~~ have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, ~~the Administrative~~no Agent:

(a) shall ~~not~~ be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that ~~the Administrative~~such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that ~~the Administrative~~no Agent shall ~~not~~ be required to take any action that, in its reasonable opinion or the reasonable opinion of its counsel, may expose ~~the Administrative~~such Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall ~~not~~, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and no Agent shall ~~not~~ be liable for the failure to disclose, any information relating to the Parent or any of its Affiliates that is communicated to or obtained by the Person serving as ~~the Administrative~~such Agent or any of its Affiliates in any capacity.

~~The Administrative~~No Agent shall ~~not~~ be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as ~~the Administrative~~such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct. ~~The Administrative~~No Agent shall be deemed ~~not~~ to have knowledge of any Default unless and until notice describing such Default is given to ~~the Administrative~~such Agent by ~~the~~a Borrower or a Lender Party.

~~The Administrative~~No Agent shall ~~not~~ be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any

Default, (iv) the due execution, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to ~~the Administrative~~such Agent.

~~The Administrative~~No Agent shall ~~not~~ be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Competitors. Without limiting the generality of the foregoing, ~~the Administrative~~no Agent shall ~~not~~ (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Competitor or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Competitor.

10.04 Reliance by ~~Administrative Agent~~Agents. ~~The Administrative~~Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. ~~The Administrative~~Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the ~~Administrative~~Applicable Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the ~~Administrative~~Applicable Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The ~~Administrative Agent~~Agents may consult with legal counsel (who may be counsel for the ~~Borrower~~Borrowers ), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by ~~it~~them or any of them in accordance with the advice of any such counsel, accountants or experts.

10.05 Delegation of Duties; Assignment. ~~The Administrative~~Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by ~~the Administrative~~such Agent. ~~The Administrative~~Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the ~~Administrative Agent~~Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as ~~Administrative Agent.~~an Agent. For the avoidance of doubt, the Australian Agent may assign its rights and obligations hereunder to any Affiliate thereof without the consent of any other party hereto.

10.06 Resignation of ~~Administrative~~ Agent. (a) ~~The Administrative~~Either Agent may at any time give notice of its resignation to the Lender Parties and the ~~Borrower~~Borrowers and may be removed at any time by the Required Lenders for gross negligence or willful misconduct or if ~~the Administrative~~such Agent becomes a Defaulting Lender pursuant to clause (d) of the definition of “Defaulting Lender”. Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, and, so long as no Event of Default has occurred and is continuing, such successor to be subject to the approval of the ~~Borrower~~Borrowers (each such consent not to be unreasonably withheld or delayed). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring ~~Administrative~~ Agent’s giving of notice of its resignation or the Required Lenders’ removal of the retiring ~~Administrative~~ Agent, then the retiring

~~Administrative~~ Agent may on behalf of the Lender Parties, appoint a successor ~~Administrative~~ Agent meeting the qualifications set forth above; provided that if ~~the Administrative~~such Agent shall notify the ~~Borrower~~Borrowers and the Lender Parties that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring ~~Administrative~~ Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through ~~the Administrative~~such Agent shall instead be made by or to each Lender Party directly, until such time as the Required Lenders appoint a successor ~~Administrative~~ Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as ~~Administrative~~ Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) ~~Administrative~~ Agent, and the retiring ~~Administrative~~ Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the ~~Borrower~~Borrowers to a successor ~~Administrative~~ Agent shall be the same as those payable to its predecessor unless otherwise agreed between the ~~Borrower~~Borrowers and such successor. After the retiring ~~Administrative~~ Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.04 shall continue in effect for the benefit of such retiring ~~Administrative~~ Agent, its sub -agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring ~~Administrative~~ Agent was acting as ~~Administrative~~ Agent.

(b) Any resignation by, or removal of, Citibank as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by such retiring L/C Issuer, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

(c) In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender, any L/C Issuer and/or any Swing Line Lender may, upon prior written notice to the ~~Borrower~~Borrowers and the Administrative Agent, resign as L/C Issuer or Swing Line Lender, respectively, effective at the close of business New York time on a date specified in such notice (which date may not be less than thirty (30) days after the date of such notice); provided that such resignation by such L/C Issuer will have no effect on the validity or enforceability of any Letter of Credit then outstanding or on the obligations of the ~~Borrower~~Borrowers or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to such L/C Issuer; and provided further that such resignation by a Swing Line Lender will have no effect on its rights in respect of any outstanding Swing Line Loans or on the obligations of the ~~Borrower~~Borrowers or any Lender under this Agreement with respect to any such outstanding Swing Line Loan.

10.07 Non-Reliance on ~~Administrative Agent and~~Agents, Other Lenders or Co-Sustainability Structuring Agents. Each Lender Party acknowledges that it has, independently and without reliance upon ~~the Administrative~~any Agent, any Co-Sustainability Structuring Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon ~~the Administrative~~any Agent, any Co-Sustainability Restructuring Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Nothing in this Agreement or any other Loan Document shall require ~~the Administrative~~any Agent or any of its respective directors, officers, agents or employees to carry out any “know your customer” or other checks in relation to any Person on behalf of any Lender Party and each Lender Party confirms to ~~the Administrative~~each Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by ~~the Administrative~~such Agent or any of its directors, officers, agents or employees.

10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Agents, Joint Bookrunners, the Arrangers ~~or~~, the Co-Syndication Agents or the Co-Sustainability Structuring Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as ~~the Administrative~~an Agent, a Lender or an L/C Issuer hereunder.

10.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the ~~Borrower~~Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.04(i) and (j), 2.10~~,~~ and 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with the terms and conditions of this Agreement;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lender Parties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding.

10.10 Collateral and Guaranty Matters. The Lenders and the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all

Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuers shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders;

(b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien on such property; and

(c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.10.

10.11 Relationship of ~~Administrative Agent~~Agents and Lenders. The relationship between ~~Administrative~~each Agent and the Lenders, and the relationship among the Lenders, is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.

10.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the ~~Administrative Agent~~Agents, and not, for the avoidance of doubt, to or for the benefit of the ~~Borrower~~Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Obligations of such Lender in respect of the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of ~~sub-sections~~clauses (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of ~~subsection~~clause (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Obligations of such Lender in respect of the Loans, the Letters of Credit, the Commitments and this Agreement.

(b) In addition, unless ~~sub-clause~~clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the ~~Administrative Agent~~Agents, and not, for the avoidance of doubt, to or for the benefit of the ~~Borrower~~Borrowers or any other Loan Party, that ~~the Administrative~~no Agent is ~~not~~ a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by ~~the Administrative~~such Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

10.13 Payments in Error. (a) If the ~~Administrative~~Applicable Agent notifies a Lender Party or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”) that the ~~Administrative~~Applicable Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the ~~Administrative~~Applicable Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the ~~Administrative~~Applicable Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the ~~Administrative~~Applicable Agent, and such Lender Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the ~~Administrative~~Applicable Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the ~~Administrative~~Applicable Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the ~~Administrative~~Applicable Agent in accordance with banking industry rules on interbank compensation from time to time in effect; provided, however, that in the case of amounts due with respect to the GBP RC Tranche, a rate to be reasonably determined by the Administrative Agent shall apply. A notice of the ~~Administrative~~Applicable Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender Party hereby further agrees that if it or any Payment Recipient on its behalf receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the ~~Administrative~~Applicable Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the ~~Administrative~~Applicable Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the ~~Administrative~~Applicable Agent (or any of its Affiliates), or (z) that such Lender Party or Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the ~~Administrative~~Applicable Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender Party shall (and shall cause any other Payment Recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the ~~Administrative~~Applicable Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the ~~Administrative~~Applicable Agent pursuant to this Section 10.13(b).

(c) Each Lender Party hereby authorizes ~~the Administrative~~each Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Loan Document, or otherwise payable or distributable by ~~the Administrative~~such Agent to such Lender Party from any source, against any amount due to the ~~Administrative~~Applicable Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the ~~Administrative~~Applicable Agent for any reason, after demand therefor by the ~~Administrative~~Applicable Agent in accordance with immediately preceding clause (a), from any Lender Party that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the ~~Administrative~~Applicable Agent’s notice to such Lender Party at any time, (i) such Lender Party shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Tranche and Type with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the ~~Administrative~~Applicable Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the ~~Administrative~~Applicable Agent in such instance), and is hereby (together with the ~~Borrower~~Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which the ~~Administrative~~Applicable Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender Party shall deliver any Notes evidencing such Loans to the Borrower or the ~~Administrative~~Applicable Agent, (ii) the ~~Administrative~~Applicable Agent as the assignee Lender Party shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the ~~Administrative~~Applicable Agent as the assignee Lender Party shall become a Lender Party hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender Party shall cease to be a Lender Party hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender Party and (iv) the Administrative Agent (on behalf of the Applicable Agent) may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The ~~Administrative~~Applicable Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender Party shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the ~~Administrative~~Applicable Agent shall retain all other rights, remedies and claims against such Lender Party (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender Party and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the ~~Administrative~~Applicable Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the ~~Administrative~~Applicable Agent may be equitably subrogated, the ~~Administrative~~Applicable Agent shall be contractually subrogated to all the rights and interests of the applicable Lender Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by ~~the~~any Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the ~~Administrative~~Applicable Agent from ~~the~~any Borrower or any other Loan Party for the purpose of making such Erroneous Payment.

(f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the ~~Administrative~~Applicable Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 10.13 shall survive the resignation or replacement of the ~~Administrative~~Applicable Agent, any transfer of rights or obligations by, or the replacement of, a Lender Party, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

10.14 Sustainability. It is understood and agreed that ~~the Administrative~~neither the Co-Sustainability Structuring Agents nor any Agent makes ~~no~~any assurances as to (i) whether this Agreement meets any Operating Partnership, Parent, Borrower or Lender criteria or expectations with regard to environmental impact and sustainability performance, or (ii) whether the characteristics of the relevant sustainability performance targets and/or key performance indicators included in this Agreement, including any environmental and sustainability criteria or any computation methodology with respect thereto, meet any industry standards for sustainability-linked credit facilities. It is further understood and agreed that ~~the Administrative~~neither the Co-Sustainability Structuring Agents nor any Agent shall have ~~no~~any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Operating Partnership, the Parent or any other Borrower of (i) the relevant sustainability performance targets and/or key performance indicators or (ii) any adjustment to the Applicable Rate (or any of the data or computations that are part of or related to any such calculation) set forth in any ~~Compliance Certificate (and the Administrative~~notice regarding the determination of a Sustainability Rating for any fiscal year (and each Agent and each Co-Sustainability Structuring Agent may rely conclusively on any such ~~certificate~~notice , without further inquiry, when implementing any such pricing adjustment).

ARTICLE XI. MISCELLANEOUS

11.01 Amendments, Etc. Except to the extent expressly provided in the Loan Documents, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by ~~the~~any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the ~~Borrower~~Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (1) subject to clause (2) below, terms relating to the rights or obligations of Lenders with respect to a particular Tranche, and not to Lenders of any other Tranche, may be amended, and the performance or observance by ~~the~~any Borrower or any other Loan Party may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Required Tranche Lenders for such Tranche (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is a party thereto), and (2) that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 5.01(a) without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of ~~the~~any Borrower to pay interest or Letter of Credit Fees at the Default Rate;

(e) change Section 2.13(a), Section 9.03 or Section 2.14 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section or the definition of “Required Lenders” or “Required Tranche Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or

(g) release all or substantially all of the value of any Guaranty without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Sections 7.14 or 10.10 (in which case such release may be made by the Administrative Agent acting alone);

~~and,~~ provided further~~,~~ that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, affect the rights or duties of the Swing Line Lenders under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the ~~Administrative~~Applicable Agent in addition to the Lenders required above, affect the rights or duties of ~~the Administrative~~such Agent under this Agreement or any other Loan Document; and (iv) the Arranger Commitment Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), provided that any such amendment, waiver or consent that would (A) increase or extend the term of the Commitment of such Defaulting Lender, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Lender, (D) reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or (E) alter the terms of this proviso, will require the consent of such Defaulting Lender.

In the event that any Lender (a “Non-Consenting Lender”) shall refuse to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders or all Lenders in respect of a Tranche and that has, where applicable, been consented to by the Administrative Agent and the Required Lenders or the Required Tranche Lenders, then the ~~Borrower~~Borrowers shall have the right, upon written demand to such Non-Consenting Lender and the Administrative Agent given within 30 days after the first date on which such consent was solicited in writing from the Lenders by the Administrative Agent (a “Consent Request Date”), to cause such Non-Consenting Lender to assign its rights and obligations under this Agreement (including, without limitation, its Commitment or Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to a Replacement Lender, provided that (i) as of such Consent Request Date, no new Default or Event of Default shall have occurred and be continuing, other than a Default or Event of Default that resulted solely from the subject matter of the waiver or amendment for which such consent was being solicited from the Lenders by the Administrative Agent, (ii) as of the date of the ~~Borrower’s~~Borrowers ’ written demand to replace such Non-Consenting Lender, no Default or Event of Default shall have occurred and be continuing other than a Default or Event of Default that resulted solely from the subject matter of the waiver or amendment for which such consent was being solicited from the Lenders by the Administrative Agent and (iii) the replacement of any Non-Consenting Lender shall be consummated in accordance with and subject to the provisions of Section 11.13. The Replacement Lender shall purchase such interests of the Non -Consenting Lender and shall assume the rights and obligations of the Non-Consenting Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Assumption delivered pursuant to ~~Section11.06~~Section 11.06.

Anything herein to the contrary notwithstanding, but subject to Section 3.03(d), (i) if the Administrative Agent and the ~~Borrower~~Borrowers have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or the other Loan Documents or an inconsistency between a provision of this Agreement and/or a provision of the other Loan Documents, the Administrative Agent and the ~~Borrower~~Borrowers shall be permitted to amend such provision to cure such ambiguity, omission, mistake, defect or inconsistency, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document, so long as to do so would not adversely affect the interests of any Lender Party in any material respect, and (ii) the Administrative Agent and the ~~Borrower~~Borrowers may amend the provisions of Section 11.02 with respect to notices that either the Administrative Agent or the ~~Borrower~~Borrowers may deliver to each other but not with respect to notices to be delivered to any other Lender or L/C Issuer. The Administrative Agent shall promptly provide to the Lenders a copy of any amendment entered into pursuant to this paragraph.

If the Administrative Agent shall request the consent of the Lenders pursuant to this Section 11.01 and any Lender shall fail to respond to such consent request (which response must include any information as may have been reasonably requested by the Administrative Agent from such Lender in connection with such consent request) within the earlier of (x) the applicable time period specified for the granting or withholding of such consent pursuant to the Loan Documents, if any, and (y) ten (10) Business Days after delivery of such request, then the Lender that has failed to respond shall be deemed to have consented to such request.

11.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted by the Applicable Agent to be given by telephone (and except as provided in ~~subsection~~ clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by ~~hand or~~ overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder and by the Applicable Agent to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the ~~Borrower, the Administrative~~Borrowers, any Agent, any L/C Issuer or any Swing Line Lender, to the address, telecopier number, electronic mail address or (if applicable) telephone number specified for such Person on Schedule 11.02; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or (if applicable) telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the ~~Borrower~~Borrowers ).

Notices and other communications sent by ~~hand or~~ overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in ~~subsection~~ clause (b) below, shall be effective as provided in such ~~subsection~~ clause (b). Notices and other communications received by the Applicable Agent after 5:00 P.M. shall be deemed received on the next succeeding Business Day.

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the ~~Administrative~~Applicable Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the ~~Administrative~~Applicable Agent that it is incapable of receiving notices under such Article by electronic communication. The ~~Administrative Agent~~Agents or the ~~Borrower~~Borrowers may, in ~~its~~their discretion, agree to accept notices and other communications to ~~it~~them hereunder by electronic communications pursuant to procedures approved by ~~it~~them, provided that approval of such procedures may be limited to particular notices or communications.

Unless the ~~Administrative~~Applicable Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient and no such acknowledgment is received, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE~~.~~”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH BORROWER MATERIALS OR THE PLATFORM.

(d) In no event shall ~~the Administrative~~any Agent or any of ~~its~~their respective Related Parties (collectively, the “Agent Parties”) have any liability to ~~the~~any Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the ~~Borrower’s or the Administrative~~Borrowers’ or such Agent’s transmission of Borrower Materials through the Internet or by email, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to ~~the~~any Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(e) ~~(d)~~ Change of Address, Etc. Each of the ~~Borrower~~Borrowers, the ~~Administrative Agent~~Agents, the L/C Issuers and the Swing Line Lenders may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the ~~Borrower~~Borrowers , the Administrative Agent, the L/C Issuers and the Swing Line Lenders. In addition, each Lender agrees to notify the ~~Administrative~~Applicable Agent from time to time to ensure that ~~the Administrative~~such Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the ~~Borrower~~Operating Partnership or its securities for purposes of United States Federal or state securities laws.

(f) ~~(e)~~ Reliance by ~~Administrative Agent~~Agents, L/C ~~Issuer~~Issuers and Lenders. The ~~Administrative Agent~~ Agents, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed RC Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the ~~Borrower~~Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The ~~Borrower~~Borrowers shall indemnify the ~~Administrative Agent~~Agents, the L/C Issuers, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of ~~the~~any Borrower. All telephonic notices to and other telephonic communications with the ~~Administrative~~an Agent may be recorded by ~~the Administrative~~such Agent, and each of the parties hereto hereby consents to such recording.

11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or ~~the Administrative~~any Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) ~~the Administrative~~any Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as ~~Administrative~~an Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.14), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided~~,~~ further~~,~~ that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The ~~Borrower~~Borrowers shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the ~~Administrative Agent and its~~Agents and their Affiliates (including the reasonable fees, charges and disbursements of one outside counsel and one local counsel for the ~~Administrative Agent~~Agents and, solely in the case of an actual or perceived conflict of interest, one additional counsel in each applicable jurisdiction), in connection with (x) the syndication of the credit facilities provided for herein and the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, (y) any amendment, modification or waiver of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided, however, that the Administrative Agent shall provide the ~~Borrower~~Borrowers with copies of invoices from counsel which invoices shall include details of the work performed and the amounts billed therefor, and (z) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (ii) all reasonable and documented out-of-pocket expenses incurred by the ~~Administrative Agent~~Agents, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for the ~~Administrative Agent~~Agents, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out -of -pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the ~~Borrower~~Borrowers. The ~~Borrower~~Borrowers shall indemnify ~~the Administrative~~each Agent (and any sub-agent thereof), each Co-Sustainability Structuring Agent, each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by ~~the~~any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of ~~the Administrative Agent~~each Agents (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by ~~the~~any Borrower or any of ~~its~~their respective Subsidiaries, or any Environmental Liability related in any way to ~~the~~any Borrower or any of ~~its~~their respective Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by ~~the~~any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by ~~the~~any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if ~~the~~such Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Indemnification and Reimbursement by the Lender Parties. To the extent that the ~~Borrower~~Borrowers for any reason ~~fails~~fail to indefeasibly pay or reimburse any amount required under ~~subsection~~ clause (a) or (b) of this Section 11.04 to be paid or reimbursed by ~~it to the Administrative~~them to any Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender Party severally agrees to:

(i) indemnify ~~the Administrative~~such Agent (or any such sub-agent) and such L/C Issuer or such Related Party, as the case may be, from and against such Lender Party’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that is imposed on, incurred by, or asserted against ~~the Administrative~~such Agent or such L/C Issuer in any way relating to or arising out of the Loan Documents or any action taken or omitted by ~~the Administrative~~such Agent or such L/C Issuer, as applicable, under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from ~~the Administrative~~such Agent’s or such L/C Issuer’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction; and

(ii) pay to ~~the Administrative~~such Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against ~~the Administrative~~such Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for ~~the Administrative~~such Agent (or any such sub-agent) or such L/C Issuer in connection with such capacity.

The obligations of the Lenders under this ~~subsection~~ clause (c) are subject to the provisions of Section 2.13(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in ~~subsection~~ clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of ~~the Administrative~~any Agent, any L/C Issuer and any Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.05 Payments Set Aside. To the extent that any payment by or on behalf of ~~the~~any Borrower is made to ~~the Administrative~~any Agent, any L/C Issuer or any Lender, or ~~the Administrative~~any Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by ~~the Administrative~~such Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither ~~the~~any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of ~~the Administrative~~each Agent, each Co-Sustainability Structuring Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of ~~subsection~~ clause (b) of this Section 11.06, (ii) by way of participation in accordance with the provisions of ~~subsection~~ clause (d) of this Section 11.06, (iii) by way of pledge or assignment of a security interest subject to the restrictions of ~~subsection~~ clause (f) of this Section 11.06 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in ~~subsection~~ clause (d) of this Section 11.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the ~~Administrative Agent~~Agents, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this ~~subsection~~ clause (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in Section 11.06(b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than (I) US$25,000,000 or the Equivalent thereof in the case of Loans under the Multicurrency RC Tranche and the USD RC Tranche, (II) £25,000,000 in the case of Loans under the GBP RC Tranche and the Term Loan Tranche and (III) A$25,000,000 in the case of Loans under the AUD RC Tranche unless the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned under and in respect of one or more of the Tranches, except that this clause (ii) shall not apply to rights in respect of a Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.06(b)(i)(B) and, in addition:

(A) the consent of the ~~Borrower~~Operating Partnership (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the ~~Borrower~~Operating Partnership shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C) the consent of the applicable L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Line Lenders (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of US$3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to ~~the~~any Borrower, any Guarantor, or any of the ~~Borrower’s~~Borrowers’ Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural person.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the ~~Borrower~~Operating Partnership and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to ~~subsection~~ clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05~~,~~ and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this ~~subsection~~ clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with ~~subsection~~ clause (d) of this Section 11.06.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the ~~Borrower~~Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the ~~Borrower~~Borrowers , the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by ~~the~~any Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the ~~Borrower or the Administrative Agent~~Borrowers, the Co-Sustainability Structuring Agents or the Agents, sell participations to any Person (other than a natural person, a Defaulting Lender, ~~the~~any Borrower, any Guarantor, or any of the ~~Borrower’s~~Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the ~~Borrower, the Administrative Agent,~~Borrowers, the Agents, the Co-Sustainability Structuring Agents, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to ~~subsection~~ clause (e) of this Section, ~~the~~each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to ~~subsection~~ clause (b) of this Section 11.06. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the ~~Borrower’s~~Operating Partnership’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the ~~Borrower~~Operating Partnership is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the ~~Borrower~~Borrowers , to comply with Section 3.01(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank in accordance with applicable local laws or regulations; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time an L/C Issuer assigns all of its Commitment and Loans pursuant to ~~subsection~~ clause (b) above, such L/C Issuer may, upon 30 days’ notice to the ~~Borrower~~Borrowers and the Lenders, resign as (i) an L/C Issuer and/or (ii) as a Swing Line Lender. In the event of any such resignation as an L/C Issuer or a Swing Line Lender, the ~~Borrower~~Operating Partnership shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder, subject to such Lender’s consent, in its sole and absolute discretion; provided, however, that no failure by the ~~Borrower to~~Operating Partnership to appoint any such successor shall affect the resignation of an L/C Issuer or Swing Line Lender, as the case may be. If an L/C Issuer resigns, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate ~~Committed RC~~ Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.04(c)). If a Swing Line Lender resigns, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate ~~Committed RC~~ Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.05(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit.

(h) Competitors. (i) Notwithstanding anything to the contrary contained in this Agreement, unless an Event of Default has occurred and is continuing, no assignment or participation shall be made to any Person that is a Competitor as of the date (the “Trade Date”) on which the assigning Lender enters into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the ~~Borrower~~Operating Partnership has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Competitor for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Competitor after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Competitor”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the ~~Borrower~~Operating Partnership of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Competitor. Any assignment in violation of this clause (h)(i) shall not be void, but the other provisions of this clause (h) shall apply.

(ii) If any assignment or participation is made to any Competitor without the ~~Borrower’s~~Operating Partnership’s prior written consent in violation of clause (i) above, or if any Person becomes a Competitor after the applicable Trade Date, the ~~Borrower~~Borrowers may, at ~~its~~their sole expense and effort, upon notice to the applicable Competitor and the Administrative Agent, (A) terminate any Revolving Credit Commitment of such Competitor and repay all obligations of the ~~Borrower~~Borrowers owing to such Competitor in connection with such Revolving Credit Commitment and/or (B) require such Competitor to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 11.06) all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lowest of (x) the principal amount thereof, (y) the amount that such Competitor paid to acquire such interests, rights and obligations and (z) the market price of such Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

(iii) Notwithstanding anything to the contrary contained in this Agreement, Competitors (A) will not have the right to (x) receive information, reports or other materials provided to the Lenders by the ~~Borrower, the Administrative~~Borrowers, any Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and ~~the Administrative~~any Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of ~~the Administrative~~any Agent or the Lenders and (B)(x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to ~~the Administrative~~any Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Competitor will be deemed to have consented in the same proportion as the Lenders that are not Competitors consented to such matter, and (y) for purposes of voting on any reorganization plan (each, a “Reorganization Plan”), each Competitor party hereto hereby agrees (1) not to vote on such Reorganization Plan, (2) if such Competitor does vote on such Reorganization Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Reorganization Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv) The Administrative Agent shall have the right, and the ~~Borrower~~Borrowers hereby expressly ~~authorizes~~authorize the Administrative Agent, to (A) post the list of Competitors provided by the ~~Borrower~~Borrowers and any updates thereto from time to time (collectively, the “Competitor List”) on the Platform (the initial Competitor List is attached hereto as Schedule 1.01(D)), including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the Competitor List to each Lender requesting the same.

11.07 Treatment of Certain Information; Confidentiality. Each of the ~~Administrative Agent~~Agents, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, consultants, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16(c) or (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap, derivative or other transaction under which payments are to be made by reference to ~~the~~any

Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the ~~Borrower~~Operating Partnership or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility, (h) with the consent of the ~~Borrower~~Operating Partnership or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the ~~Administrative~~any Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the ~~Borrower~~Borrowers . In addition, the ~~Administrative Agent~~Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the ~~Administrative Agent~~Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the ~~Borrower~~Operating Partnership or any Subsidiary relating to the ~~Borrower~~Operating Partnership or any Subsidiary or any of their respective businesses, other than any such information that is available to ~~the Administrative~~any Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the ~~Borrower~~Operating Partnership or any Subsidiary, provided that, in the case of information received from the ~~Borrower~~Operating Partnership or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the ~~Administrative Agent~~Agents, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the ~~Borrower~~Operating Partnership or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of ~~the~~any Borrower or any other Loan Party against any and all of the obligations of ~~the~~such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the ~~Administrative Agent~~Agents and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the ~~Borrower~~Borrowers and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If ~~the Administrative~~any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by ~~the Administrative~~an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement. The words “execution~~,~~”, “signed~~,~~”, “signature~~,~~” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, ~~the Administrative~~no Agent is under ~~no~~any obligation to accept an electronic signature in any form or in any format unless expressly agreed to by ~~the Administrative~~such Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent ~~the Administrative~~any Agent has agreed to accept such electronic signature, the ~~Administrative Agent~~Agents and each of the Lender Parties shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and (b) upon the request of ~~the Administrative~~any Agent or any Lender, any electronic signature shall be promptly followed by such manually executed counterpart.

11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by ~~the Administrative~~each Agent and each Lender, regardless of any investigation made by ~~the Administrative~~any Agent or any Lender or on their behalf and notwithstanding that ~~the Administrative~~any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by ~~the Administrative~~an Agent, an L/C Issuer or a Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if ~~the~~any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the ~~Borrower~~Borrowers may, at ~~its~~their sole expense and effort, upon notice to such Lender (a “Departing Lender”) and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to a Replacement Lender that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the ~~Borrower~~Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);

(b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the applicable Replacement Lender (to the extent of such outstanding principal and accrued interest and fees) or the ~~Borrower~~Borrowers (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Laws; and

(e) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Replacement Lender shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the ~~Borrower~~Borrowers to require such assignment and delegation cease to apply. Each Departing Lender required to make an assignment pursuant to this Section 11.13 shall promptly execute and deliver an Assignment and Assumption with the applicable Replacement Lender. If such Departing Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement within a period of time deemed reasonable by the Administrative Agent after the later of (i) the date on which the Replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (ii) the date on which the Departing Lender receives all payments described in clause (b) of this Section 11.13, then such Departing Lender shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date and the ~~Borrower~~Borrowers shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Departing Lender.

11.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. ~~THE~~EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ~~THE ADMINISTRATIVE~~ANY AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ~~THE~~ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. ~~THE~~EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN ~~PARAGRAPH~~  CLAUSE (b) OF THIS SECTION 11.14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS PARENT, WITH AN OFFICE ON THE DATE HEREOF AT 27777 FRANKLIN ROAD, SUITE 200, SOUTHFIELD, MICHIGAN 48034, UNITED STATES, AS ITS AGENT TO RECEIVE, ON BEHALF OF SUCH PERSON, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH PERSON IN CARE OF THE PARENT AT PARENT’S ABOVE ADDRESS, AND EACH SUCH PERSON HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS PARENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. PARENT HEREBY IRREVOCABLY CONSENTS TO SUCH APPOINT AS AGENT FOR SERVICE OF PROCESS FOR EACH GUARANTOR. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) Without prejudice to any other mode of service allowed under any applicable law, each Loan Party not formed or incorporated in the United States, if any: (i) will irrevocably appoint the Initial Process Agent (as defined below) as its agent for service of process in relation to any proceedings before the courts described in Section 11.14(b) in connection with the Loan Documents and (ii) agrees that failure by any Process Agent (as defined below) to notify any Loan Party of the process will not invalidate the proceedings concerned. If any Person appointed as a Process Agent is unable for any reason to act as agent for service of process, the ~~Borrower~~applicable Loan Party shall immediately (and in any event within ten (10) days of such event taking place) appoint another process agent on terms acceptable to the Administrative Agent (such replacement process agent and the Initial Process Agent, each a “Process Agent”). Failing this, the Administrative Agent may appoint another process agent for this purpose. “Initial Process Agent” means a nationally recognized company that regularly provides process agent services and that is reasonably approved by the Administrative Agent.

11.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), ~~the~~each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the ~~Administrative Agent~~Agents, the Co-Sustainability Structuring Agents and the Arrangers are arm’s-length commercial transactions between ~~the~~each Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the ~~Administrative Agent~~Agents, the Co-Sustainability Structuring Agents and the Arrangers, on the other hand, (B) each of the ~~Borrower~~Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) ~~the~~each Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the ~~Administrative Agent~~Agents, the Co-Sustainability Structuring Agents and the Arrangers are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for ~~the~~any Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) ~~neither the Administrative Agent nor~~none of any Agent, any Co-Sustainability Structuring Agent or any Arranger has any obligation to ~~the~~any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the ~~Administrative Agent~~Agents, the Co-Sustainability Structuring Agents and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the ~~Borrower~~Borrowers , the other Loan Parties and their respective Affiliates, and ~~neither the Administrative Agent nor~~none of any Agent, any Co-Sustainability Structuring Agents or any Arranger has any obligation to disclose any of such interests to ~~the~~any Borrower, any other Loan Party any of their respective Affiliates. To the fullest extent permitted by law, each of the B~~orrower~~Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against ~~the Administrative Agent~~any Agent, any Co-Sustainability Structuring Agent and any Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution~~,~~”, “signed~~,~~”, “signature~~,~~” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.18 USA Patriot Act; Beneficial Ownership. Each Lender that is subject to the Patriot Act and ~~the Administrative~~each Agent (for itself and not on behalf of any Lender) hereby notifies the ~~Borrower~~Borrowers that (a) pursuant to the requirements of the Patriot Act and other anti-money laundering and anti-terrorism laws and regulations, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or t~~he Administrative~~such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Parent and the ~~Borrower~~Borrowers shall, and shall cause each of their Subsidiaries to, promptly following a request by the ~~Administrative~~any Agent or any Lender, provide all documentation and other information that ~~the Administrative~~such Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, the Trading with the Enemy Act and such other anti-money laundering and anti-terrorism laws and regulations and (b) pursuant to the Beneficial Ownership Regulation, it is required, with respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to obtain a Beneficial Ownership Certification in connection with the execution and delivery of this Agreement. The Parent and the ~~Borrower~~Borrowers shall, and shall cause each of their Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the ~~Administrative~~any Agent or any Lenders in order to assist the ~~Administrative Agent~~Agents and the Lenders in maintaining compliance with the Patriot Act, the Trading with the Enemy Act and such other anti-money laundering and anti-terrorism laws and regulations.

11.19 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

11.21 Judgment Currency.

(a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at Citibank’s principal office in London at ~~11:00  a.m~~11:00 A.M . (London Time) on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is paid or otherwise satisfied.

(b) The obligations of any Loan Party in respect of any sum due from such Loan Party to the ~~Administrative~~any Agent or any Lender hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by ~~the Administrative~~such Agent or such Lender (including by the ~~Administrative~~Applicable Agent on behalf of such Lender), as applicable, of any sum adjudged to be so due in the Other Currency ~~the Administrative~~such Agent or such Lender may in accordance with normal banking procedures purchase the Original Currency with the Other Currency. If the Original Currency so purchased is less than the sum originally due to ~~the Administrative~~such Agent or such Lender in the Original Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify ~~the Administrative~~such Agent and/or such Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to ~~the Administrative~~such Agent or such Lender in the Original Currency, ~~the Administrative~~such Agent or such Lender shall remit such excess to the Loan Party entitled to such amount.

11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Supported Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC

Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 11.22, the following terms have the following meanings:

(i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii) “Covered Entity” means any of the following:

(A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

11.23 Parent Liability. The ~~Administrative Agent~~Agents and the Lenders acknowledge and agree that the Parent’s liability for the Guaranteed Obligations (as defined in the Parent Guaranty) shall not at any time exceed an amount equal to the then aggregate fair market value at such time of all of the Parent’s assets other than its Equity Interests in the ~~Borrower~~Operating Partnership.

11.24 Removal of Borrowers.

Notwithstanding anything to the contrary in Section 11.01(a), so long as no Default or Event of Default has occurred and is then continuing and subject to Section 7.14, the Operating Partnership shall have the right to remove any Subsidiary of the Operating Partnership as a Borrower under the Facility that has no Loans to it outstanding at the time of such removal by providing written notice of such removal to the Administrative Agent. Any such notice given in accordance with this Section 11.24 shall be effective upon receipt by the Administrative Agent, which shall promptly give the Lenders notice of such removal. After the receipt of such written notice by the Administrative Agent, such Subsidiary shall cease to be a Borrower hereunder. Once removed pursuant to this Section 11.24, such Subsidiary shall have no right to borrow under the Facility unless the Operating Partnership provides notice as required pursuant to

Section 7.13 of the request again to add such Subsidiary as an Additional Borrower hereunder and such Subsidiary complies with the conditions set forth in Section 7.13 to become an Additional Borrower hereunder.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

~~BORROWER~~OPERATING PARTNERSHIP:

SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Communities, Inc., a Maryland corporation, its general partner

By:
~~By~~Name:
Karen J. Dearing
~~Its: Executive Vice President~~
~~GUARANTORS:~~

Title: Executive Vice President

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SIGNATURE PAGE TO CREDIT AGREEMENT

GUARANTOR:

SUN COMMUNITIES, INC., a Maryland corporation, its General Partner

By:
Name: Karen J. Dearing
Title: Executive Vice President

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SIGNATURE PAGE TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent, a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

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SIGNATURE PAGE TO CREDIT AGREEMENT

AUSTRALIAN AGENT:

CITISECURITIES LIMITED, as Australian Agent

By:
Name:
Title:

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

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SIGNATURE PAGE TO CREDIT AGREEMENT

CITIZENS BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

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SIGNATURE PAGE TO CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

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SIGNATURE PAGE TO CREDIT AGREEMENT

~~CITIZENS~~JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By
Name:
Title:

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ROYAL BANK OF CANADA, as a Lender, L/C Issuer and Swing Line Lender

By
Name:
Title:

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SIGNATURE PAGE TO CREDIT AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
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SIGNATURE PAGE TO CREDIT AGREEMENT

S ~~1~~ - 10

SCHEDULE 1.01(A)

Commitments and Applicable Percentages

COMMITTED REVOLVING LOAN FACILITY - MULTICURRENCY COMMITTED RC LOANS
Lender	U.S. Dollar Equivalent Commitment		Initial Applicable Percentage
Citibank, N.A.	U.S.$	148,400,000.00	14.84%
Bank of America, N.A.	U.S.$	40,000,000.00	4.00%
Bank of Montreal	U.S.$	100,000,000.00	10.00%
Citizens Bank, N.A.	U.S.$	100,000,000.00	10.00%
JPMorgan Chase Bank, N.A.	U.S.$	40,000,000.00	4.00%
Royal Bank of Canada	U.S.$	100,000,000.00	10.00%
The Huntington National Bank	U.S.$	67,500,000.00	6.75%
Regions Bank	U.S.$	67,500,000.00	6.75%
Sumitomo Mitsui Banking Corporation	U.S.$	54,100,000.00	5.41%
Truist Bank	U.S.$	67,500,000.00	6.75%
U.S. Bank National Association	U.S.$	67,500,000.00	6.75%
Wells Fargo Bank, National Association	U.S.$	67,500,000.00	6.75%
The Bank of Nova Scotia	U.S.$	50,000,000.00	5.00%
Goldman Sachs Bank USA	U.S.$	30,000,000.00	3.00%

Total	U.S.$	1,000,000,000.00	100%

COMMITTED REVOLVING LOAN FACILITY - USD COMMITTED RC LOANS
Lender	Revolving Credit Commitment		Initial Applicable Percentage
Citibank, N.A.	U.S.$	771,429.00	0.064%
Bank of America, N.A.	U.S.$	43,671,428.50	3.64%
Bank of Montreal	U.S.$	33,671,428.50	2.81%
Citizens Bank, N.A.	U.S.$	103,671,428.50	8.64%
Fifth Third Bank, National Association	U.S.$	128,671,428.50	10.72%
JPMorgan Chase Bank, N.A.	U.S.$	43,671,428.50	3.64%
Royal Bank of Canada	U.S.$	33,671,428.50	2.81%
The Huntington National Bank	U.S.$	59,800,000.00	4.98%
Regions Bank	U.S.$	59,800,000.00	4.98%
Sumitomo Mitsui Banking Corporation	U.S.$	23,200,000.00	1.93%
Truist Bank	U.S.$	59,800,000.00	4.98%
U.S. Bank National Association	U.S.$	59,800,000.00	4.98%
Wells Fargo Bank, National Association	U.S.$	59,800,000.00	4.98%
The Bank of Nova Scotia	U.S.$	50,000,000.00	4.17%
PNC Bank, National Association	U.S.$	100,000,000.00	8.33%
Flagstar Bank, FSB	U.S.$	90,000,000.00	7.50%

Sch. 1.01(A) – 1

Washington Federal Bank	U.S.$	100,000,000.00	8.33%
Associated Bank, National Association	U.S.$	35,000,000.00	2.92%
Synovus Bank	U.S.$	40,000,000.00	3.33%
Cadence Bank	U.S.$	35,000,000.00	2.92%
First Commercial Bank, Ltd., New York Branch	U.S.$	20,000,000.00	1.67%
Land Bank of Taiwan, NY Branch	U.S.$	20,000,000.00	1.67%

Total	U.S.$	1,200,000,000.00	100.00%

COMMITTED REVOLVING LOAN FACILITY - GBP COMMITTED RC LOANS
Lender	Sterling Commitment	Initial Applicable Percentage
Citibank, N.A.	£57,108,000.00	10.71%
Bank of America, N.A.	£53,300,800.00	10.00%
Bank of Montreal	£53,300,800.00	10.00%
Fifth Third Bank, National Association	£57,108,000.00	10.71%
JPMorgan Chase Bank, N.A.	£53,300,800.00	10.00%
Royal Bank of Canada	£53,300,800.00	10.00%
The Huntington National Bank	£19,036,000.00	3.57%
Regions Bank	£19,036,000.00	3.57%
Sumitomo Mitsui Banking Corporation	£57,108,000.00	10.71%
Truist Bank	£19,036,000.00	3.57%
U.S. Bank National Association	£19,036,000.00	3.57%
Wells Fargo Bank, National Association	£19,036,000.00	3.57%
Goldman Sachs Bank USA	£53,300,800.00	10.00%

Total	£533,008,000.00	100%

COMMITTED REVOLVING LOAN FACILITY - AUD COMMITTED RC LOANS
Lender	Australian Dollar Commitment		Initial Applicable Percentage
Citibank, N.A., Sydney Branch	AU$	66,524,000.00	33.33%
Bank of America, N.A.	AU$	66,524,000.00	33.33%
JPMorgan Chase Bank, N.A.	AU$	66,524,000.00	33.33%

Total	AU$	199,572,000.00	100%

GBP TERM LOAN FACILITY
Lender	Sterling Commitment	Initial Applicable Percentage
Citibank, N.A.	£6,091,520.00	0.70%
Bank of America, N.A.	£59,773,040.00	6.83%
Bank of Montreal	£59,773,040.00	6.83%
Citizens Bank, N.A.	£59,773,040.00	6.83%

Sch. 1.01(A) – 2

Fifth Third Bank, National Association	£59,773,040.00	6.83%
JPMorgan Chase Bank, N.A.	£59,773,040.00	6.83%
Royal Bank of Canada	£59,773,040.00	6.83%
The Huntington National Bank	£59,773,040.00	6.83%
Regions Bank	£59,773,040.00	6.83%
Sumitomo Mitsui Banking Corporation	£59,773,040.00	6.83%
Truist Bank	£59,773,040.00	6.83%
U.S. Bank National Association	£59,773,040.00	6.83%
Wells Fargo Bank, National Association	£59,773,040.00	6.83%
The Bank of Nova Scotia	£38,072,000.00	4.35%
Goldman Sachs Bank USA	£38,072,000.00	4.35%
PNC Bank, National Association	£38,072,000.00	4.35%
Flagstar Bank, FSB	£26,650,400.00	3.04%
Associated Bank, National Association	£11,421,600.00	1.30%

Total	£875,656,000.00	100%

LETTERS OF CREDIT
L/C Issuer	Letter of Credit Commitment
Citibank, N.A.	U.S.$	33,333,333.35
Citizens Bank, N.A.	U.S.$	33,333,333.33
Bank of America, N.A.	U.S.$	33,333,333.33
Bank of Montreal	U.S.$	33,333,333.33
JPMorgan Chase Bank, N.A.	U.S.$	33,333,333.33
Royal Bank of Canada	U.S.$	33,333,333.33

Total	U.S.$	200,000,000.00

SWING LINE LOANS
Swing Line Lender	Swing Line Commitment
Citibank, N.A.	U.S.$	56,169,568.51
Citizens Bank, N.A.	U.S.$	37,850,113.55
Bank of America, N.A.	U.S.$	15,140,045.42
Bank of Montreal	U.S.$	37,850,113.55
JPMorgan Chase Bank, N.A.	U.S.$	15,140,045.42
Royal Bank of Canada	U.S.$	37,850,113.55

Total	U.S.$	200,000,000.00

Sch. 1.01(A) – 3